Filed Pursuant to Rule 497(b)
                                        Registration Statement Number: 333-84788


PROSPECTUS

                                  [BLDRS Logo]

                          BLDRS ASIA 50 ADR INDEX FUND
                   BLDRS DEVELOPED MARKETS 100 ADR INDEX FUND
                    BLDRS EMERGING MARKETS 50 ADR INDEX FUND
                         BLDRS EUROPE 100 ADR INDEX FUND

                                January 28, 2005

                               -------------------


     The BLDRS Index Funds Trust ("Trust") is a unit investment trust consisting of four (4) separate investment portfolios (each a "BLDRS Index Fund" or a "Fund" and collectively the "BLDRS Index Funds" or the "Funds"). The investment objective of each Fund is to provide investment results that correspond generally, before fees and expenses, to the price and yield performance of publicly traded Depositary Receipts in a particular geographic region or market represented by a specified relevant benchmark index compiled and published by The Bank of New York (each a "BNY ADR Index"). Nasdaq Global Funds, Inc. (formerly known as Nasdaq Financial Products Services, Inc.) is the Sponsor of the Trust and the Funds and The Bank of New York is the Trustee.
     The units of beneficial interest of each Fund ("Shares") are listed on The Nasdaq Stock Market, Inc. ("NASDAQ"). The Shares trade on NASDAQ at market prices that may differ to some degree from the Shares' net asset value. Each Fund issues and redeems Shares on a continuous basis -- at net asset value -- only in a multiple of 50,000 Shares called a "Creation Unit," principally in-kind for securities included in the relevant benchmark BNY ADR Index. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE SECURITIES OF A FUND.
     Shares of each Fund are not guaranteed or insured by The Federal Deposit Insurance Corporation or any other agency of the U.S. government, nor are Shares deposits or obligations of any bank. Shares involve investment risks, including the loss of principal.
     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                      Sponsor: Nasdaq Global Funds, Inc.
         (formerly known as Nasdaq Financial Products Services, Inc.)
               (which is owned by The Nasdaq Stock Market, Inc.)

            "BLDRS" and "Baskets of Listed Depositary ReceiptS" are
                 registered trademarks of The Bank of New York

                  Copyright 2005 by Nasdaq Global Funds, Inc.
(formerly known as Nasdaq Financial Products Services, Inc.) all rights reserved

                               TABLE OF CONTENTS


ESSENTIAL INFORMATION AS
    OF SEPTEMBER 30, 2004 ......................    ii
THE FUNDS   ....................................     1
THE FUNDS, INDEXES AND
    TICKER SYMBOLS .............................     2
RISKS OF INVESTING IN THE
    FUNDS ......................................     3
    General Risks   ............................     3
    Risk Factors Specific to Each Fund .........     7
BAR CHARTS AND TABLES ..........................    10
FEES AND EXPENSES   ............................    22
FINANCIAL STATEMENTS AND
    REPORT OF INDEPENDENT
    REGISTERED PUBLIC
    ACCOUNTING FIRM ............................    26
CREATION AND REDEMPTION
    OF SHARES ..................................    75
    Creation or Redemption of Shares
       Through the Clearing Process ............    75
    Creation and Redemption of Shares
       Outside the Clearing Process ............    78
    Redemptions Will Be Subject to
       Applicable Laws   .......................    78
    Creation and Redemption
       Transaction Fee .........................    79
THE PORTFOLIOS .................................    80
DETERMINATION OF NET
    ASSET VALUE ................................    84
DETERMINATION OF THE
    PORTFOLIO DEPOSIT ..........................    84
DISTRIBUTIONS TO BENEFICIAL
    OWNERS .....................................    86
EXPENSES OF A FUND   ...........................    87
BOOK-ENTRY ONLY; NOTICES AND
    DISTRIBUTIONS ..............................    89
BUYING AND SELLING SHARES;
    TRADING INFORMATION ........................    91
AMENDMENTS TO THE TRUST
    AGREEMENT AND
    INDENTURE   ................................    92

TERMINATION OF A FUND ..........................    92
CERTAIN MATERIAL FEDERAL
    INCOME TAX MATTERS .........................    94
    ERISA Considerations .......................    97
THE TRUSTEE   ..................................    98
    Trustee Fee Scale ..........................    99
THE SPONSOR ....................................   100
INDEX LICENSE ..................................   101
SELECTION CRITERIA,
    CONSTRUCTION AND
    MAINTENANCE STANDARDS
    FOR THE BNY ADR INDEXES ....................   101
BNY ADR INDEX CALCULATION
    AND DISSEMINATION ..........................   105
    The BNY Asia 50 ADR
       Index ...................................   105
    The BNY Developed Markets 100
       ADR Index   .............................   108
    The BNY Emerging Markets 50 ADR
       Index ...................................   112
    The BNY Europe 100 ADR Index   .............   115
ADDITIONAL INFORMATION
    CONCERNING THE ROLE OF
    THE BANK OF NEW YORK,
    DOW JONES AND NASDAQ .......................   120
SHARES AND REPORTS .............................   121
RESTRICTIONS ON PURCHASES
    BY INVESTMENT
    COMPANIES   ................................   122
CONTINUOUS OFFERING OF
    SHARES .....................................   122
PERFORMANCE AND OTHER
    INFORMATION ................................   123
CODE OF ETHICS .................................   137
LEGAL OPINION ..................................   137
INDEPENDENT REGISTERED
    PUBLIC ACCOUNTING FIRM .....................   137
ADDITIONAL INFORMATION .........................   137
GLOSSARY OF DEFINED
    TERMS ......................................   139

                ESSENTIAL INFORMATION AS OF SEPTEMBER 30, 2004*



                        Number     Fractional Undivided
                      of Shares    Interest Represented   Net Asset Value
                     Outstanding       by Each Share         per Share     Symbol     CUSIP
                    ------------- ---------------------- ---------------- -------- ----------
BLDRS Asia 50
  ADR Index Fund:   250,000       1/250,000                  $ 62.62      ADRA     09348R102
BLDRS Developed
  Markets 100 ADR
  Index Fund:       100,000       1/100,000                  $ 59.51      ADRD     09348R201
BLDRS Emerging
  Markets 50 ADR
  Index Fund:       250,000       1/250,000                  $ 72.01      ADRE     09348R300
BLDRS Europe 100
  ADR Index Fund:   150,000       1/150,000                  $ 60.11      ADRU     09348R409



Glossary:                      All defined terms used in this Prospectus and
                               page numbers on which their definitions appear
                               are listed in the Glossary on page 139.
Sponsor:                       Nasdaq Global Funds, Inc. (formerly known as
                               Nasdaq Financial Products Services, Inc.)
Distributor:                   ALPS Distributors, Inc.
Trustee:                       The Bank of New York
Licensor:                      The Bank of New York
Depositary:                    The Depository Trust Company ("DTC")
Trust Agreement and
Indenture:                     Dated and Effective as of November 8, 2002 by
                               and between the Sponsor and the Trustee.*
Beneficial Owner:              Owners of beneficial interests in Shares are
                               referred to as "Beneficial Owners".
Record Dates:                  Quarterly, currently anticipated to be the Second
                               (2nd) Business Day after the third (3rd) Friday in
                               each of March, June, September and
                               December.**
Dividend Payment Dates:        Quarterly, on the last Business Day of April,
                               July, October and January.**
Fiscal Year:                   September 30
Estimated Ordinary Operating
Expenses of Each Fund:         30/100th of one percent (inclusive of Trustee's
                               annual fee of 6/100th of one percent to 10/100th
                               of one percent) of the net asset value ("NAV") of
                               the relevant Fund.***
Valuation Time:                Closing time of the regular trading session on
                               NASDAQ (ordinarily 4:00 p.m. New York time).

Business Day:                    Any day that NASDAQ is open for business, or
                                 that the Funds are open for business as required
                                 by Section 22(e) of the Investment Company Act
                                 of 1940 ("1940 Act").
Mandatory Termination Date:      If a Fund is terminated pursuant to the terms
                                 of the Trust Agreement and Indenture, the
                                 Mandatory Termination Date shall be the date
                                 on which the last security held by a Fund
                                 matures, is sold, is redeemed, or upon any other
                                 disposition as the case may be.
Discretionary Termination:       At the discretion of the Sponsor, a Fund may be
                                 terminated if (i) the NAV of the Fund falls below
                                 $150,000,000; or (ii) if at any time after three (3)
                                 years following the initial Portfolio Deposit such
                                 value is less than $350,000,000, adjusted for
                                 inflation.****
Calculation of the Composition
of the Portfolio Deposit for
Creation Units:                  The Trustee, through the National Securities
                                 Clearing Corporation ("NSCC"),***** makes
                                 available on each Business Day, immediately
                                 prior to the opening of business on NASDAQ
                                 (currently 9:30 a.m., New York time), the list of
                                 the names and the required number of shares of
                                 each of the securities comprising a Fund's
                                 relevant BNY ADR Index (each an "Index
                                 Security") to be included in the current Portfolio
                                 Deposit (based on information at the end of the
                                 previous Business Day) for each Fund. Such
                                 Portfolio Deposit is applicable, subject to any
                                 adjustments, in order to effect creations and
                                 redemptions of Creation Units of a given Fund
                                 until such time as the next-announced
                                 composition of the Portfolio Deposit is made
                                 available.
Modification to the Trust
Agreement and Indenture:         The Trust Agreement and Indenture for each
                                 Fund may be modified unilaterally by the
                                 Sponsor to effect certain changes, and may be
                                 otherwise modified by a vote of the Beneficial
                                 Owners of the outstanding Shares of the relevant
                                 Fund under certain circumstances.

-------------
* The Trust Agreement and Indenture became effective and the initial deposit for each Fund was made on November 8, 2002 ("Initial Date of Deposit").

**    See "Distributions to Beneficial Owners".


***   See "Expenses of a Fund" and "The Trustee".


**** A Fund may also be terminated under other circumstances. See "Termination of a Fund".


***** As of December 31, 2004, The National Association of Securities Dealers,
      Inc. ("NASD") beneficially owned approximately 3.71% of the issued and outstanding shares of common stock of The Depository Trust & Clearing Corporation ("DTCC"), the parent company of NSCC and DTC, and the NASD owned 10,000 shares of Series B Preferred Stock of DTCC, which entitles the NASD to elect one director of DTCC. NASD currently has majority voting control of NASDAQ. Also as of such date, the Trustee and its affiliates together owned approximately 6.63% of the issued and outstanding shares of the common stock of DTCC. NASDAQ wholly owns the Sponsor.

                                   THE FUNDS


     Each Fund is an "index fund" that holds publicly-traded Depositary Receipts of non-U.S. companies in a particular geographic region or market represented by a specified relevant benchmark BNY ADR Index. The Shares of each Fund represent an undivided interest in the portfolio of Depositary Receipts held by each Fund. The Shares of each Fund are separate from the underlying securities that are represented by the Shares. Each Fund seeks to provide investment results that correspond generally, before fees and expenses, to the price and yield performance of its relevant benchmark BNY ADR Index. Each BNY ADR Index is developed by the Licensor from a universe of Depositary Receipts defined by The Bank of New York ADR IndexSM ("BNY ADR Composite Index"). Dow Jones & Company, Inc. ("Dow Jones") acts as "index calculation agent" in connection with the calculation and dissemination of each BNY ADR Index and the free-float adjusted market capitalization methodology of Dow Jones is employed. See "Selection Criteria, Construction and Maintenance Standards for the BNY ADR Indexes".

     Depositary Receipts are negotiable U.S. securities that generally represent a non-U.S. company's publicly traded equity or debt. Depositary Receipts are created when a broker purchases the non-U.S. company's shares on that company's home stock market and delivers those shares to the depositary's local custodian bank, who then instructs the depositary bank, such as The Bank of New York, to issue Depositary Receipts. Depositary Receipts may also be purchased in the U.S. secondary trading market. Depositary Receipts may trade freely, just like any other security, either on an exchange, NASDAQ or in the over-the-counter market, and can be used to raise capital.


     Indexing is an investment strategy for tracking, as closely as possible, the performance of a specified market benchmark, or "index". An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets -- such as a U.S. or foreign country stock market. Other indexes cover market segments such as small-capitalization stocks or long-term bonds, or particular industries. An index fund holds all, or a representative sample, of the securities that make up its target index. Unlike actively managed funds, index (or "passively managed") funds do not buy and sell securities based on research and analysis. Rather, index funds simply attempt to mirror what the target index does, for better or worse. An index fund does not always perform exactly like its target index. Like all investment companies, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

     The Funds are designed for investors seeking a relatively low cost approach to investing and may be suitable for long-term investment in the market or market segment represented in the relevant benchmark BNY ADR Index. Shares of each Fund may also be used as an asset allocation tool or as a speculative trading instrument. The Shares have been designed to be tradable in a secondary market on NASDAQ on an intraday basis in lots of any size and to be created and redeemed principally in-kind in Creation Units at each day's next calculated NAV. The Funds utilize a low cost "passive" or "indexing" investment approach to attempt to approximate the investment performance of their relevant benchmark BNY ADR Indexes.

     The Shares provide investors with a security whose market value should approximate 1/15th the value of the relevant benchmark BNY ADR Index. Thus, for example, if the BNY ADR Index were at 750, investors might expect a Share to trade at approximately $50. Note, however, that the market price of a Share should also reflect its share of any current and undistributed dividends accumulated on the securities in such Fund's portfolio and may also be affected by supply and demand, market volatility, investor sentiment and other factors. Therefore, over time, the market value of a Share may not approximate 1/15th the value of its relevant benchmark BNY ADR Index.

     This prospectus provides information about the four Funds. The BLDRS Asia 50 ADR Index Fund seeks to track The BNY Asia 50 ADR IndexSM; The BLDRS Developed Markets 100 ADR Index Fund seeks to track The BNY Developed Markets 100 ADR IndexSM; The BLDRS Emerging Markets 50 ADR Index Fund seeks to track The BNY Emerging Markets 50 ADR IndexSM; and The BLDRS Europe 100 ADR Index Fund seeks to track The BNY Europe 100 ADR IndexSM. Each Fund normally holds at least 95% of its total assets in Depositary Receipts that comprise its relevant benchmark BNY ADR Index, and will seek to correspond generally, before fees and expenses, to the price and yield performance, of its relevant benchmark BNY ADR Index.

                     THE FUNDS, INDEXES AND TICKER SYMBOLS

BLDRS Asia 50 ADR Index Fund (Symbol: ADRA)


     The BNY Asia 50 ADR Index includes 50 component Depositary Receipts as of September 30, 2004 representing the securities issued by 50 of the most actively traded companies from the Asian market having a free-float market capitalization ranging from $3 billion to $130 billion.


BLDRS Developed Markets 100 ADR Index Fund (Symbol: ADRD)


     The BNY Developed Markets 100 ADR Index includes 100 component Depositary Receipts as of September 30, 2004 representing the securities issued by 100 of the most actively traded companies from international developed markets having a free-float market capitalization ranging from $8 billion to over $200 billion.

BLDRS Emerging Markets 50 ADR Index Fund (Symbol: ADRE)


     The BNY Emerging Markets 50 ADR Index includes 50 component Depositary Receipts as of September 30, 2004 representing the securities issued by 50 of the most actively traded companies from the international and emerging markets having a free-float market capitalization ranging from approximately $2 billion to $25 billion.


BLDRS Europe 100 ADR Index Fund (Symbol: ADRU)


     The BNY Europe 100 ADR Index includes 100 component Depositary Receipts as of September 30, 2004 representing the securities issued by 100 of the most actively traded companies from the European market having a free-float market capitalization ranging from $5 billion to over $200 billion.


                        RISKS OF INVESTING IN THE FUNDS

General Risks


     Depositary Receipts. Each Fund holds the securities of non-U.S. and non-Canadian companies in the form of Depositary Receipts, New York shares and Global Shares. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts ("ADRs") are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. New York shares are typically issued by a company incorporated in the Netherlands and represent a direct interest in the company. Unlike traditional Depositary Receipts, New York share programs do not involve custody of the Dutch shares of the company. Global Depositary Receipts ("GDRs") are receipts issued throughout the world that evidence a similar arrangement. ADRs and GDRs trade in foreign currencies that differ from the currency the underlying security for each ADR or GDR principally trades in. Global Shares are the actual (ordinary) shares of a non-U.S. company, which trade both in the home market and the U.S. ADRs, GDRs, New York shares, and Global Shares are collectively referred to as "Depositary Receipts." Generally, ADRs, and New York shares in registered form, are designed for use in the U.S. securities markets. GDRs, in registered form, are tradable both in the United States and in Europe and are designed for use throughout the world. Global Shares are represented by the same share certificate in both the U.S. and the home market. Separate registrars in the U.S. and home country are maintained. In most cases, purchases occurring on a U.S. exchange would be reflected on the U.S. Registrar. Global Shares may also be eligible to list on exchanges in addition to the U.S. and home country. A Fund may hold unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

     Equity Risk. An investment in a Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the securities held by a Fund ("Fund Securities") and thus in the value of Shares). Equity securities and therefore Depositary Receipts are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

     Currency Risk. The underlying securities of the Depositary Receipts in a Fund's portfolio are usually denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

     Foreign Market Risk. Since the underlying securities of the Depositary Receipts in a Fund's portfolio trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the Depositary Receipts representing those underlying securities may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for Shares.

     Liquidity Risk. Although the Depositary Receipts in the relevant benchmark BNY ADR Indexes are listed on a national securities exchange or NASDAQ there can be no assurance that a market for Depositary Receipts will be made or maintained or that any such market will be or remain liquid. The price at which a Fund's securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for the securities are limited or absent or if bid/ask spreads are wide.

     Non-Diversification Risk. The Depositary Receipts of particular issuers, or of issuers in particular industries, may represent a large portion of a BNY ADR Index. If a Fund holds large positions in securities of a fewer number of issuers, a Fund is more susceptible to any single economic, political, market or regulatory event than an investment company that is more broadly diversified across issuers.

     Indexing Risk. Each Fund is a unit investment trust registered under the 1940 Act and is not a managed fund. Traditional methods of investment management for a managed fund typically involve continuing evaluation and changes to a portfolio of securities on the basis of economic, financial and market analyses. The only purchases and sales that are made with respect to a Fund's portfolio will be those necessary to create a portfolio that is designed to correspond generally, before fees and expenses, to the relevant benchmark BNY ADR Index to the extent practicable. Because no attempt is made to "manage" a Fund in the traditional sense, the adverse financial condition of an issuer will not be the basis for the sale of its securities from a Fund's portfolio unless the issuer is removed from the relevant benchmark BNY ADR Index.

     Changes to a Fund's relevant benchmark BNY ADR Index may cause the Trustee to make corresponding portfolio adjustments. Some or all of the BNY ADR Indexes may have relatively high component turnover ratios that will require the Trustee to buy Index Securities or sell Portfolio Securities for the relevant Fund in order to create a portfolio that is designed to correspond generally, before fees and expenses, to the Fund's relevant benchmark BNY ADR Index. If the composition of a BNY ADR Index changes frequently and thus the Trustee is required to buy Index Securities or sell Portfolio Securities frequently, there could be adverse tax consequences and other expenses to shareholders of such Fund. See "The Portfolios -- Change to a BNY ADR Index" and "The Portfolios -- Adjustments to Portfolios."

     Substitution Risk. While the Licensor often chooses a replacement company for the BNY ADR Composite Index with some characteristics in common with a company or companies removed from the index, a replacement company may have little in common with the company it replaces.

     Foreign Limitation Risk. A Participating Party's ability to acquire Deposit Securities may be limited if the creation of new Deposit Securities would cause any foreign ownership limits for the foreign securities underlying the Deposit Securities to be exceeded. If this were to happen, it is possible that a Participating Party's ability to create Shares may be adversely affected.

     Correlation Risk. The Sponsor believes that over time the correlation between each Fund's performance and that of its relevant benchmark BNY ADR Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation. A Fund's return may not match the return of its relevant benchmark BNY ADR Index as a result of Fund expenses and other factors. For example, a rebalancing of a Fund's holdings may at times be necessary to reflect changes in the composition of its relevant benchmark BNY ADR Index. Rebalancing will result in transaction and other costs and could result in the realization of capital gains or losses.

     Investment Company Tax Diversification. Each Fund intends to maintain the required level of diversification so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended ("Code"), in order to avoid liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Code could limit the ability of a Fund to meet its investment objective.

     Fluctuation of Net Asset Value and Market Value. The NAV of the Shares will fluctuate with changes in the market value of the securities held in each Fund's portfolio. The market prices of Shares will fluctuate in accordance with changes in NAV and supply and demand in the secondary market. The Sponsor cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical to, the same forces influencing the prices of the Depositary Receipts of the relevant benchmark BNY ADR Index trading individually or in the aggregate at any point in time. However, given that Shares can be created and redeemed in Creation Units, the Sponsor believes that large discounts or premiums to the NAV of Shares should not be sustained.

     Trading Halts. Trading in Shares on NASDAQ may be halted due to market conditions or for reasons that, in the view of NASDAQ, make trading in Shares inadvisable. In addition, trading in Shares on NASDAQ is subject to trading halts caused by extraordinary market volatility pursuant to NASDAQ "circuit breaker" rules.


     De-Listing from NASDAQ. There can be no assurance that the requirements of NASDAQ necessary to maintain the listing of Shares of any Fund will continue to be met or remain unchanged. NASDAQ may but is not required to remove the Shares of a Fund from listing if: (1) the Fund has more than 60 days remaining until termination and there are fewer than 50 Beneficial Owners of the Shares for 30 or more consecutive trading days; (2) the value of the relevant benchmark BNY ADR Index or portfolio of securities on which such Fund is based is no longer calculated or available; or (3) such other event will occur or condition exists that, in the opinion of NASDAQ, makes further dealings on NASDAQ inadvisable. In addition, NASDAQ will remove the Shares from listing and trading upon termination of a Fund.

     Termination of a Fund. The Sponsor may direct the Trustee to terminate and liquidate a Fund at any time prior to three years following the Initial Date of Deposit if the NAV of a Fund falls below $150,000,000 or if at any time three years following the Initial Date of Deposit such value is less than $350,000,000 as adjusted for inflation. The Trustee may also terminate a Fund upon the agreement of the Beneficial Owners of 662/3% of the Fund's outstanding Shares. The Trustee will terminate and liquidate a Fund if one of the following events occurs: (1) DTC is unwilling or unable to continue to perform its functions and a comparable replacement is unavailable; (2) NSCC no longer provides clearance services with respect to the Fund's Shares, or the Trustee is no longer a participant in NSCC; (3) the Licensor ceases publishing the Fund's relevant benchmark BNY ADR Index; (4) the License Agreement is terminated; (5) the Fund's Shares are de-listed from NASDAQ;

(6) the Sponsor resigns or is unable to perform its duties and the Trustee has not appointed a successor and has not itself agreed to act as sponsor; (7) the Trustee resigns or is removed and no successor trustee is appointed; or (8) on the Mandatory Termination Date.

     Upon the termination of a Fund, the Trustee will, within a reasonable time after the termination of the Fund, sell the Fund's Securities and, after making provisions for the Fund's liabilities, distribute the proceeds to the Beneficial Owners. See "Termination of a Fund." In the event the process of terminating a Fund begins and until the date on which the Fund is terminated, the trading pattern of such Fund's Shares could be negatively effected.

Risk Factors Specific to Each Fund

     Each Fund is subject to the additional risks associated with concentrating its investments in companies in the market sector that its relevant benchmark BNY ADR Index targets. Additional Fund specific risks include:


     BLDRS Asia 50 ADR Index Fund

     Special Risks of Countries in the Asia Pacific Region. Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea. The Japanese economy and financial markets have experienced considerable difficulty since 1990. The Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. Declines in the Tokyo stock market have made the country's banks and financial institutions vulnerable because of their large share portfolios. Japanese banks have been left with large numbers of non-performing loans. The Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred. In addition, Hong Kong reverted to Chinese administration on July 1, 1997. The long-term effects of this reversion are not known at this time.

     Emerging Markets Risk. The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those countries defined as "emerging" or "developing" by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Because these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression due to adverse publicity, investor perceptions or the transactions of a few large investors. Traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets, making it more difficult to value their securities.

     Political Instability. Many emerging markets are in countries with histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.


     BLDRS Developed Markets 100 ADR Index Fund


     Movement of Developed Markets. As increased globalization of Developed Markets occurs, Developed Markets may tend to move in tandem with the U.S. market. This would cause values of Depositary Receipts of issuers located in Developed Markets to rise and fall in tandem with securities issued by U.S. companies, and would reduce their asset allocation/diversification benefits for U.S. investors.

     Japanese Market Risk. Certain of the risks associated with international investments are heightened for investments in Japan. The Japanese economy and financial markets have experienced considerable difficulty since 1990. The Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. Declines in the Tokyo stock market have made the country's banks and financial institutions vulnerable because of their large share portfolios. Japanese banks have been left with large numbers of non-performing loans. The Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.


     BLDRS Emerging Markets 50 ADR Index Fund


     Emerging Markets Risk. The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Because these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression due to adverse publicity, investor perceptions or the transactions of a few large investors. Traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets, making it more difficult to value their securities.

     Political Instability. Many emerging markets are in countries with histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.


     BLDRS Europe 100 ADR Index Fund


     Movement of European Markets. As increased globalization of the world's markets occurs, European Markets may tend to move in tandem with the U.S. market. This would cause values of Depositary Receipts of issuers located in Europe to rise and fall in tandem with securities issued by U.S. companies, and would reduce their asset allocation/diversification benefits for U.S. investors.

                             BAR CHARTS AND TABLES


     The bar chart on the next page entitled "Annual Total Return for the BLDRS Asia 50 ADR Index Fund" and the table on the next page entitled "Average Annual Total Returns (for periods ending December 31, 2004) for the BLDRS Asia 50 ADR Index Fund" ("Table") provide some indication of the risks of investing in the BLDRS Asia 50 ADR Index Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the performance of the BNY Asia 50 ADR Index and the MSCI AC Asia Pacific Free Index. Past performance (both before and after tax) is not necessarily an indication of how the Fund will perform in the future.


     The after-tax returns presented on the next page are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown on the next page. After-tax returns are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


     The total return in the bar chart on the next page, as well as the total and after-tax returns presented in the table, do not reflect Transaction Fees payable by those persons purchasing and redeeming Creation Units, nor brokerage commissions incurred by those persons purchasing and selling Shares in the secondary market. The total and after-tax returns may be reduced if they were to reflect Transaction Fees and brokerage commissions (see footnotes to the Table). The total and after-tax returns reflect contractual fee waivers agreed to by the Sponsor. Without these fee waivers, total and after-tax returns could be reduced.

     The bar chart shows the performance of the BLDRS Asia 50 ADR Index Fund for each full calendar year since its inception on November 8, 2002. During the period shown on the next page (January 1, 2003 through December 31, 2004): (1) the highest quarterly return for the BLDRS Asia 50 ADR Index Fund was 16.52% for the quarter ended June 30, 2003, and the lowest was -7.82% for the quarter ended March 31, 2003.

     For more information about Fund performance, including the premiums and discounts at which Shares trade, see the Fund website at www.bldrsfunds.com.

Source: The Bank of New York

Annual Total Return for the BLDRS Asia 50 ADR Index Fund


       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

45.00%

40.00%
                  38.65%
35.00%

30.00%

25.00%

20.00%

15.00%
                                     11.00%
10.00%

 5.00%

 0.00%
                   2003               2004


-------------
(1) The above calculation assumes the reinvestment price for the 12/17/04 income distribution is the 12/31/04 NAV. The actual reinvestment price is the 1/31/05 NAV which was not available at the time of the above calculation.

Average Annual Total Returns
(for periods ending December 31, 2004)



                                                        Past          Since
                                                      One Year     Inception(2)
                                                     ----------   -------------
BLDRS Asia 50 ADR Index Fund
  Return Before Taxes(1) .........................      11.00%         20.22%
  Return After Taxes on Distributions(1) .........      10.52%         19.70%
  Return After Taxes on Distributions and
    Redemption of Creation Units(1) ..............       7.13%         17.10%
  BNY Asia 50 ADR Index(3) .......................      11.42%         21.02%
  MSCI AC Asia Pacific Free Index(4) .............      18.59%         26.19%



-------------
(1) Includes all applicable fees and expenses and is based on the Fund's NAV. Total return figures are calculated assuming the reinvested price for the 12/17/04 income distribution is the 12/31/04 NAV. The actual reinvestment price is the 1/31/05 NAV which was not available at the time of the above calculations. Actual performance calculations may or may not differ based on this assumption.
(2) Investment operations commenced on November 8, 2002.
(3) Does not reflect deduction for fees, expenses or taxes.
(4) Does not reflect deduction for fees, expenses or taxes.
Source: The Bank of New York

                          BLDRS Asia 50 ADR Index Fund
                          GROWTH OF $10,000 INVESTMENT
                                SINCE INCEPTION*


       [DATA BELOW IS REPRESENTED BY A LINE CHART IN THE ORIGINAL REPORT]

                                 2002       2003       2004
                                ------     ------     ------
BLDRS Asia Fund                 10,000     11,972     13,104
BNY Asia 50 ADR Index           10,000     12,415     13,649



-------------
* Past performance is not necessarily an indication of how the Fund will perform in the future.

Source: The Bank of New York

     The bar chart on the next page entitled "Annual Total Return for the BLDRS Developed Markets 100 ADR Index Fund" and the table on the next page entitled "Average Annual Total Returns (for periods ending December 31, 2004) for the BLDRS Developed Markets 100 ADR Index Fund" ("Table") provide some indication of the risks of investing in the BLDRS Developed Markets 100 ADR Index Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the performance of the BNY Developed Markets 100 ADR Index and the MSCI EAFE Index. Past performance (both before and after tax) is not necessarily an indication of how the Fund will perform in the future.


     The after-tax returns presented on the next page are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown on the next page. After-tax returns are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


     The total return in the bar chart on the next page, as well as the total and after-tax returns presented in the Table, do not reflect Transaction Fees payable by those persons purchasing and redeeming Creation Units, nor brokerage commissions incurred by those persons purchasing and selling Shares in the secondary market. The total and after-tax returns may be reduced if they were to reflect Transaction Fees and brokerage commissions. (see footnotes to the Table). The total and after-tax returns reflect contractual fee waivers agreed to by the Sponsor. Without these fee waivers, total and after-tax returns could be reduced.

     The bar chart shows the performance of the BLDRS Developed Markets 100 ADR Index Fund for each full calendar year since its inception on November 8, 2002. During the period shown on the next page (January 1, 2003 through December 31, 2004): (1) the highest quarterly return for the BLDRS Developed Markets 100 ADR Index Fund was 19.37% for the quarter ended December 31, 2003, and the lowest was -8.24% for the quarter ended March 31, 2003.

     For more information about Fund performance, including the premiums and discounts at which Shares trade, see the Fund website at www.bldrsfunds.com.

Source: The Bank of New York

Annual Total Return for the BLDRS Developed Markets 100 ADR Index Fund


       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

40.00%
                  36.44%
35.00%

30.00%

25.00%

20.00%

15.00%
                                     15.76%
10.00%

 5.00%

 0.00%
                   2003               2004

-------------

(1) The above calculation assumes the reinvestment price for the 12/17/04 income distribution is the 12/31/04 NAV. The actual reinvestment price is the 1/31/05 NAV which was not available at the time of the above calculation.

Average Annual Total Returns
(for periods ending December 31, 2004)



                                                        Past          Since
                                                      One Year     Inception(2)
                                                     ----------   -------------
BLDRS Developed Markets 100 ADR Index Fund
  Return Before Taxes(1) .........................      15.76%         23.34%
  Return After Taxes on Distributions(1) .........      14.90%         22.46%
  Return After Taxes on Distributions and
    Redemption of Creation Units(1) ..............      10.18%         19.58%
  BNY Developed Markets 100 ADR Index(3) .........      16.21%         23.92%
  MSCI EAFE Index(4) .............................      20.70%         27.35%



-------------
(1) Includes all applicable fees and expenses and is based on the Fund's NAV. Total return figures are calculated assuming the reinvested price for the 12/17/04 income distribution is the 12/31/04 NAV. The actual reinvestment price is the 1/31/05 NAV which was not available at the time of the above calculations. Actual performance calculations may or may not differ based on this assumption.
(2) Investment operations commenced on November 8, 2002.
(3) Does not reflect deduction for fees, expenses or taxes.
(4) Does not reflect deduction for fees, expenses or taxes.
Source: The Bank of New York

                   BLDRS Developed Markets 100 ADR Index Fund
                          GROWTH OF $10,000 INVESTMENT
                                SINCE INCEPTION*


       [DATA BELOW IS REPRESENTED BY A LINE CHART IN THE ORIGINAL REPORT]

                                             2002       2003       2004
                                            ------     ------     ------
BLDRS Developed Fund                        10,000     11,350     13,696
BNY Developed Markets 100 ADR Index         10,000     11,601     14,052

-------------
* Past performance is not necessarily an indication of how the Fund will perform in the future.

Source: The Bank of New York

     The bar chart on the next page entitled "Annual Total Return for the BLDRS Emerging Markets 50 ADR Index Fund" and the table on the next page entitled "Average Annual Total Returns (for periods ending December 31, 2004) for the BLDRS Emerging Markets 50 ADR Index Fund" ("Table") provide some indication of the risks of investing in the BLDRS Emerging Markets 50 ADR Index Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the performance of the BNY Emerging Markets 50 ADR Index and the MSCI Emerging Markets Free Index. Past performance (both before and after tax) is not necessarily an indication of how the Fund will perform in the future.


     The after-tax returns presented on the next page are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown on the next page. After-tax returns are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


     The total return in the bar chart on the next page, as well as the total and after-tax returns presented in the Table, do not reflect Transaction Fees payable by those persons purchasing and redeeming Creation Units, nor brokerage commissions incurred by those persons purchasing and selling Shares in the secondary market. The total and after-tax returns may be reduced if they were to reflect Transaction Fees and brokerage commissions. (see footnotes to the Table). The total and after-tax returns reflect contractual fee waivers agreed to by the Sponsor. Without these fee waivers, total and after-tax returns could be reduced.

     The bar chart shows the performance of the BLDRS Emerging Markets 50 ADR Index Fund for each full calendar year since its inception on November 8, 2002. During the period shown on the next page (January 1, 2003 through December 31, 2004): (1) the highest quarterly return for the BLDRS Emerging Markets 50 ADR Index Fund was 23.29% for the quarter ended June 30, 2003, and the lowest was -9.45% for the quarter ended March 31, 2003.

     For more information about Fund performance, including the premiums and discounts at which Shares trade, see the Fund website at www.bldrsfunds.com.

Source: The Bank of New York

Annual Total Return for the BLDRS Emerging Markets 50 ADR Index Fund


       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

60.00%
                  50.14%
50.00%

40.00%

30.00%

20.00%
                                     17.85%
20.00%

 0.00%
                   2003               2004


-------------
(1) The above calculation assumes the reinvestment price for the 12/17/04 income distribution is the 12/31/04 NAV. The actual reinvestment price is the 1/31/05 NAV which was not available at the time of the above calculation.

Average Annual Total Returns
(for periods ending December 31, 2004)



                                                        Past          Since
                                                      One Year     Inception(2)
                                                     ----------   -------------
BLDRS Emerging Markets 50 ADR Index Fund
  Return Before Taxes(1) .........................      17.85%         30.61%
  Return After Taxes on Distributions(1) .........      17.09%         29.15%
  Return After Taxes on Distributions and
    Redemption of Creation Units(1) ..............      11.53%         25.55%
  BNY Emerging Markets 50 ADR Index(3) ...........      18.42%         31.48%
  MSCI Emerging Markets Free Index(4) ............      25.95%         37.03%



-------------
(1) Includes all applicable fees and expenses and is based on the Fund's NAV. Total return figures are calculated assuming the reinvested price for the 12/17/04 income distribution is the 12/31/04 NAV. The actual reinvestment price is the 1/31/05 NAV which was not available at the time of the above calculations. Actual performance calculations may or may not differ based on this assumption.
(2) Investment operations commenced on November 8, 2002.
(3) Does not reflect deduction for fees, expenses or taxes.
(4) Does not reflect deduction for fees, expenses or taxes.
Source: The Bank of New York

                    BLDRS Emerging Markets 50 ADR Index Fund
                          GROWTH OF $10,000 INVESTMENT
                                SINCE INCEPTION*


       [DATA BELOW IS REPRESENTED BY A LINE CHART IN THE ORIGINAL REPORT]

                                             2002       2003       2004
                                            ------     ------     ------
BLDRS Emerging Fund                         10,000     12,774     15,145
BNY Emerging Markets 50 ADR Index           10,000     13,357     15,927


-------------
* Past performance is not necessarily an indication of how the Fund will perform in the future.

Source: The Bank of New York

     The bar chart on the next page entitled "Annual Total Return for the BLDRS Europe 100 ADR Index Fund" and the table on the next page entitled "Average Annual Total Returns (for periods ending December 31, 2004) for the BLDRS Europe 100 ADR Index Fund" ("Table") provide some indication of the risks investing in the BLDRS Europe 100 ADR Index Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the performance of the BNY Europe 100 ADR Index and the MSCI AC Europe Index. Past performance (both before and after tax) is not necessarily an indication of how the Fund will perform in the future.


     The after-tax returns presented on the next page are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown on the next page. After-tax returns are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


     The total return in the bar chart on the next page, as well as the total and after-tax returns presented in the Table, do not reflect Transaction Fees payable by those persons purchasing and redeeming Creation Units, nor brokerage commissions incurred by those persons purchasing and selling Shares in the secondary market. The total and after-tax returns may be reduced if they were to reflect Transaction Fees and brokerage commissions. (see footnotes to the Table). The total and after-tax returns reflect contractual fee waivers agreed to by the Sponsor. Without these fee waivers, total and after-tax returns could be reduced.

     The bar chart shows the performance of the BLDRS Europe 100 ADR Index Fund for each full calendar year since its inception on November 8, 2002. During the period shown on the next page (January 1, 2003 through December 31, 2004): (1) the highest quarterly return for the BLDRS Europe 100 ADR Index Fund was 21.37% for the quarter ended December 31, 2003, and the lowest was -8.61% for the quarter ended March 31, 2003.

     For more information about Fund performance, including the premiums and discounts at which Shares trade, see the Fund website at www.bldrsfunds.com.

Source: The Bank of New York

Annual Total Return for the BLDRS Europe 100 ADR Index Fund


40.00%
                  36.91%
35.00%

30.00%

25.00%

20.00%

15.00%
                                     17.32%
10.00%

 5.00%

 0.00%
                   2003               2004

-------------

(1) The above calculation assumes the reinvestment price for the 12/17/04 income distribution is the 12/31/04 NAV. The actual reinvestment price is the 1/31/05 NAV which was not available at the time of the above calculation.

Average Annual Total Returns
(for periods ending December 31, 2004)



                                                        Past          Since
                                                      One Year     Inception(2)
                                                     ----------   -------------
BLDRS Europe 100 ADR Index Fund
  Return Before Taxes(1) .........................      17.32%         24.54%
  Return After Taxes on Distributions(1) .........      16.34%         23.56%
  Return After Taxes on Distributions and
    Redemption of Creation Units(1) ..............      11.20%         20.57%
  BNY Europe 100 ADR Index(3) ....................      17.83%         25.15%
  MSCI AC Europe Index(4) ........................      26.39%         27.92%



-------------
(1) Includes all applicable fees and expenses and is based on the Fund's NAV. Total return figures are calculated assuming the reinvested price for the 12/17/04 income distribution is the 12/31/04 NAV. The actual reinvestment price is the 1/31/05 NAV which was not available at the time of the above calculations. Actual performance calculations may or may not differ based on this assumption.
(2) Investment operations commenced on November 8, 2002.
(3) Does not reflect deduction for fees, expenses or taxes.
(4) Does not reflect deduction for fees, expenses or taxes.
Source: The Bank of New York

                         BLDRS Europe 100 ADR Index Fund
                          GROWTH OF $10,000 INVESTMENT
                                SINCE INCEPTION*

       [DATA BELOW IS REPRESENTED BY A LINE CHART IN THE ORIGINAL REPORT]


                                      2002       2003       2004
                                     ------     ------     ------
BLDRS Europe Fund                    10,000     11,245     13,912
BNY Europe 100 ADR Index             10,000     11,481     14,268


-------------
* Past performance is not necessarily an indication of how the Fund will perform in the future.

Source: The Bank of New York

                               FEES AND EXPENSES

     The expenses of each Fund are accrued daily and reflected in the NAV of each Fund. After reflecting contractual waivers and reductions, each Fund currently is accruing ordinary operating expenses at an annual rate of 0.30%. See "Expenses of a Fund".


                                                       BLDRS
                                                     Developed      BLDRS
                                           BLDRS      Markets     Emerging      BLDRS
                                          Asia 50     100 ADR      Markets    Europe 100
                                            ADR        Index       50 ADR        ADR
                                        Index Fund      Fund     Index Fund   Index Fund
                                       ------------ ----------- ------------ -----------
I.  SHAREHOLDER TRANSACTION
   EXPENSES(a)
 A. CREATION TRANSACTION FEE
   Through NSCC(b) ...................   $   500      $ 1,000     $   500      $ 1,000
   Outside NSCC(b) ...................    Up to       Up to        Up to       Up to
                                         $ 1,500      $ 3,000     $ 1,500      $ 3,000
 B. REDEMPTION TRANSACTION
     FEE
   Through NSCC(c) ...................   $   500      $ 1,000     $   500      $ 1,000
   Outside NSCC(c) ...................    Up to       Up to        Up to       Up to
                                         $ 1,500      $ 3,000     $ 1,500      $ 3,000
II. ESTIMATED ANNUAL FUND
   OPERATING EXPENSES (expenses
   that are deducted from Fund assets)
   (AS A PERCENTAGE OF AVERAGE
   NET ASSETS)
 Trustee Fees(d) .....................      0.10%        0.10%       0.10%        0.10%
 License Fees(e) .....................      0.06%        0.06%       0.06%        0.06%
 Marketing Expenses ..................      0.34%        0.61%       0.30%        0.41%
 Other Operating Expenses ............      0.45%        0.81%       0.38%        0.55%
                                         -------      -------     -------      -------
 Total ...............................      0.95%        1.58%       0.84%        1.12%
                                         -------      -------     -------      -------
  Less Expenses Waived by the
    Licensor(e) ......................     (0.06)%      (0.06)%     (0.06)%      (0.06)%
  Less Expenses Assumed by the
    Sponsor(e) .......................     (0.59)%      (1.22)%     (0.48)%      (0.76)%
                                         -------      -------     -------      -------
  Net Expenses after Waivers and
    Assumptions ......................      0.30%        0.30%       0.30%        0.30%
                                         =======      =======     =======      =======

-------------
(a) Only investors purchasing or redeeming Shares in Creation Units will pay the transaction expenses described in Part I of the Fees and Expenses Table. Shareholders purchasing Shares in the secondary market will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

(b) The creation transaction fee is the same regardless of the number of Creation Units being purchased pursuant to any one creation order. One Creation Unit consists of 50,000 Shares.

(c) The redemption transaction fee is the same regardless of the number of Creation Units being redeemed pursuant to any one redemption order. One Creation Unit consists of 50,000 Shares.


(d) The Trustee's annual fee for each Fund ranges from 0.06% to 0.10% per year, based on average net assets of the relevant Fund. For the fiscal year ended September 30, 2004, the Trustee's annual fee for each Fund, as a percentage of net assets of each Fund was 0.10%.

(e) In the event a Fund's ordinary operating expenses exceed 0.30% of its average net assets, until the Sponsor determines otherwise, the Sponsor has undertaken to reimburse such Fund for all ordinary operating expenses in excess of such amount; the Sponsor has contractually agreed to so reimburse such Fund through January 28, 2006. To the extent during such period that ordinary operating expenses of a Fund exceed such 0.30% amount, the Licensor will first waive licensing fees applicable to that Fund and if such waiver is insufficient, the Sponsor will thereafter reimburse that Fund for or assume such excess ordinary operating expenses.

Example of Expenses:

     An investor would pay the following expenses on a $10,000 investment, assuming(1) the estimated operating expense ratio of 0.30% set forth in "Fees and Expenses" section above for the year ending September 30, 2005, and for subsequent fiscal years, the absence of the Sponsor's undertaking that each Fund's ordinary operating expenses will not exceed 0.30% of the NAV of such Fund and an operating expense ratio of 0.95% of the NAV of the BLDRS Asia 50 ADR Index Fund, 1.58% of the NAV of the BLDRS Developed Markets 100 ADR Index Fund; 0.84% of the NAV of the BLDRS Emerging Markets 50 ADR Index Fund; and 1.12% of the NAV of the BLDRS Europe 100 ADR Index Fund; and a 5% annual return on investment throughout the periods for each Fund.(1)

     Cumulative Expenses Paid for Period of:



                                              1 Year     3 Years     5 Years     10 Years
                                             --------   ---------   ---------   ---------
BLDRS Asia 50 ADR Index Fund .............      $31        $236        $459     $1,100
BLDRS Developed Markets 100 ADR
  Index Fund .............................      $31        $369        $730     $1,748
BLDRS Emerging Markets 50 ADR
  Index Fund .............................      $31        $213        $411     $  982
BLDRS Europe 100 ADR Index Fund ..........      $31        $272        $533     $1,280



     The example above assumes the reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission ("SEC") regulations applicable to mutual funds. Although each Fund is a unit investment trust rather than a mutual fund, this information is represented to permit a comparison of fees. The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of this example. Investors should also note that the presentation of a $10,000 investment is for illustration purposes only. Pursuant to an exemptive order obtained from the SEC, each Fund may reimburse the Sponsor for certain expenses relating to the printing and distribution of marketing materials describing its Shares and the relevant Fund, annual licensing fees and federal and state annual registration fees for the issuance of Shares up to 0.30% of the relevant Fund's total assets.

     See "Expenses of a Fund" in this Prospectus for additional information regarding expenses.

-------------
(1) An investor would pay the following expenses on a $10,000 investment, assuming the estimated operating expense ratio of 0.30% set forth in "Fees and Expenses" section above for the year ending September 30, 2005, and for subsequent fiscal years, the presence of the Sponsor's undertaking that each Fund's ordinary operating expenses will not exceed 0.30% of the net asset value of such Fund, and a 5% annual return on investment throughout the periods for each Fund.


           Cumulative Expenses Paid for Period of:


                                                 1 Year     3 Years     5 Years     10 Years
                                                --------   ---------   ---------   ---------
    BLDRS Asia 50 ADR Index Fund ............      $31        $97         $169        $381
    BLDRS Developed Markets 100 ADR
     Index Fund .............................      $31        $97         $169        $381
    BLDRS Emerging Markets 50 ADR
     Index Fund .............................      $31        $97         $169        $381
    BLDRS Europe 100 ADR Index Fund .........      $31        $97         $169        $381



           The example above assumes the reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by SEC regulations applicable to mutual funds. Although each Fund is a unit investment trust rather than a mutual fund, this information is represented to permit a comparison of fees. The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of this example. Investors should also note that the presentation of a $10,000 investment is for illustration purposes only. Pursuant to an exemptive order obtained from the SEC, each Fund may reimburse the Sponsor for certain expenses relating to the printing and distribution of marketing materials describing its Shares and the relevant Fund, annual licensing fees and federal and state annual registration fees for the issuance of Shares up to 0.30% of the relevant Fund's total assets.

Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------
To the Sponsor, Trustee and the Unitholders of the BLDRS Index Funds Trust

     We have audited the accompanying statements of assets and liabilities of the BLDRS Index Funds Trust (the "Trust"), comprising of BLDRS Asia 50 ADR Index Fund, the BLDRS Developed Markets 100 ADR Index Fund, the BLDRS Emerging Markets 50 ADR Index Fund and the BLDRS Europe 100 ADR Index Fund (collectively the "Funds"), including the schedules of investments, as of September 30, 2004, and the related statements of operations, changes in net assets, and financial highlights for the year then ended and the period November 8, 2002 (commencement of operations) through September 30, 2003. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the BLDRS Index Funds Trust at September 30, 2004, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended and the period November 8, 2002 through September 30, 2003, in conformity with U.S. generally accepted accounting principles.

                                               ERNST & YOUNG LLP

New York, New York
January 21, 2005

BLDRS Asia 50 ADR Index Fund of the BLDRS Index Funds Trust
Statement of Assets and Liabilities
--------------------------------------------------------------------------------



                                                                  September 30, 2004
                                                                 -------------------
Assets:
Investment in Securities, at value (cost $14,976,526).........      $ 15,611,536
Cash .........................................................            21,152
Dividends receivable .........................................            57,167
Receivable from securities sold ..............................             5,187
                                                                    ------------
Total assets .................................................        15,695,042
                                                                    ------------
Liabilities:
Accrued expenses .............................................            14,662
Payable to Trustee ...........................................             1,290
Distribution payable .........................................            18,925
Payable for securities purchased .............................             5,314
                                                                    ------------
Total liabilities ............................................            40,191
                                                                    ------------
Net assets ...................................................      $ 15,654,851
                                                                    ============
Net assets represented by:
  Paid in surplus ............................................      $ 15,130,821
  Undistributed net investment income ........................            10,299
  Accumulated net realized loss on investments ...............          (121,279)
  Net unrealized appreciation on investments .................           635,010
                                                                    ------------
Net assets ...................................................      $ 15,654,851
                                                                    ============
Net asset value per Share (Par value-$.001):
  (comprised of $15,654,851 / 250,000 BLDRS Asia 50
  ADR Index Fund Shares outstanding, unlimited shares
  authorized) ................................................      $      62.62
                                                                    ============



                See accompanying notes to financial statements.

BLDRS Asia 50 ADR Index Fund of the BLDRS Index Funds Trust
Statements of Operations
--------------------------------------------------------------------------------



                                                                                For the period
                                                                 Year ended    November 8, 2002*
                                                               September 30,   to September 30,
                                                                    2004             2003
                                                              --------------- ------------------
Investment income:
   Dividend income ..........................................    $ 182,751       $   223,728
Expenses:
   Trustee fees .............................................       10,116            13,065
   Marketing expense ........................................       34,510            10,916
   Licensing fees ...........................................        6,052             9,214
   SEC filing fees ..........................................        2,589               653
   Professional fees ........................................       35,144            29,965
   Other fees and expenses ..................................        7,272             3,690
                                                                 ---------       -----------
   Total expenses ...........................................       95,683            67,503
   Less expenses waived by the Licensor .....................       (6,052)           (9,214)
   Less expenses assumed by the Sponsor .....................      (59,283)          (19,093)
                                                                 ---------       -----------
   Net expenses .............................................       30,348            39,196
                                                                 ---------       -----------
   Net investment income ....................................      152,403           184,532
                                                                 ---------       -----------
Realized and unrealized gain (loss) on investments:
   Net realized loss on sale of investments .................      (18,750)         (102,529)
   Net realized gain on in-kind redemptions .................           --           665,196
   Net change in unrealized appreciation / depreciation
     on investments .........................................      236,362           398,725
                                                                 ---------       -----------
   Net realized and unrealized gain on investments ..........      217,612           961,392
                                                                 ---------       -----------
   Net increase in net assets resulting from operations .....    $ 370,015       $ 1,145,924
                                                                 ---------       -----------



---------------------------
*  Commencement of operations.


                See accompanying notes to financial statements.

BLDRS Asia 50 ADR Index Fund of the BLDRS Index Funds Trust
Statements of Changes in Net Assets
--------------------------------------------------------------------------------



                                                                           For the period
                                                            Year ended    November 8, 2002*
                                                          September 30,   to September 30,
                                                               2004             2003
                                                         --------------- ------------------
Increase (decrease) in net assets:
Operations:
   Net investment income ...............................  $    152,403     $     184,532
   Net realized gain (loss) on investment transactions .       (18,750)          562,667
   Net change in unrealized appreciation / depreciation
     on investments ....................................       236,362           398,725
                                                          ------------     -------------
   Net increase in net assets resulting from operations        370,015         1,145,924
                                                          ------------     -------------
Distributions to Unitholders from:
   Net investment income ...............................      (147,103)         (150,481)
                                                          ------------     -------------
Unitholder transactions:
   Proceeds from subscriptions of BLDRS Asia 50 ADR
     Index Fund Shares .................................    12,538,783        21,710,510
   Less redemptions of BLDRS Asia 50 ADR Index
     Fund Shares .......................................            --       (19,812,797)
                                                          ------------     -------------
   Increase in net assets due to
     unitholder transactions ...........................    12,538,783         1,897,713
                                                          ------------     -------------
Total increase .........................................    12,761,695         2,893,156
Net assets:
   Beginning of period .................................     2,893,156                --
                                                          ------------     -------------
   End of period(a) ....................................  $ 15,654,851     $   2,893,156
                                                          ============     =============



---------------------------
 *  Commencement of operations.

(a) Includes undistributed net investment income of $10,299 and $34,051 at September 30, 2004 and 2003, respectively.


                See accompanying notes to financial statements.

BLDRS Asia 50 ADR Index Fund of the BLDRS Index Funds Trust
Financial Highlights
--------------------------------------------------------------------------------



                                                             Year Ended       For the Period
                                                           September 30,     November 8, 2002*
                                                                2004       to September 30, 2003
                                                          --------------- ----------------------
Net asset value, beginning of period ....................   $   57.86           $  48.76
Investment operations:
   Net investment income(1) .............................        0.97               0.59
   Net realized and unrealized gain on investments ......        4.51               8.98
                                                             --------           --------
Total from investment operations ........................        5.48               9.57
Less distributions from:
   Net investment income ................................       (0.72)             (0.47)
                                                            ---------           --------
Net asset value, end of period ..........................   $   62.62           $  57.86
                                                            =========           ========
Total investment return(2) ..............................        9.45%             19.73%**
Ratios and supplemental data:
   Net assets, end of period (000's) ....................   $  15,655           $  2,893
   Ratios to average net assets:
     Expenses before expenses waived and/ or assumed.....        0.95%              0.52%***
     Expenses after expenses waived and/ or assumed .....        0.30%              0.30%***
     Net investment income before expenses waived
      and/ or assumed ...................................        0.86%              1.20%***
     Net investment income after expenses waived and/
      or assumed ........................................        1.51%              1.42%***
   Portfolio turnover rate(3) ...........................       17.16%             18.65%**



     The financial highlights summarize the impact of net investment income, net realized and unrealized gains and losses and distributions on a single share of the BLDRS Asia 50 ADR Index Fund outstanding for each period presented. Additionally, important relationships between certain financial statement items are expressed in ratio form.
---------------------------
*   Commencement of operations.

**  Not annualized

*** Annualized

(1) Calculated using average share method.

(2) Total return calculation assumes the reinvestment of dividends and capital gains (to the extent there are any). Total return excludes the effect of transaction fees connected to the creation and redemption of Creation Units and brokerage commissions incurred by purchasing and selling shares of the Fund in the secondary market. Currently, the BLDRS Asia 50 ADR Index Fund does not have a dividend reinvestment program.

(3) Portfolio turnover excludes securities received or delivered from processing creations or redemptions of BLDRS Asia 50 Index ADR Fund Shares.

                See accompanying notes to financial statements.

BLDRS Asia 50 ADR Index Fund of the BLDRS Index Funds Trust
Notes to Financial Statements
September 30, 2004
--------------------------------------------------------------------------------
1. Organization

     BLDRS Index Funds Trust (the "Trust") is a unit investment trust consisting of four separate investment portfolios, including BLDRS Asia 50 ADR Index Fund (the "Fund"), created under the laws of the State of New York and registered under the Investment Company Act of 1940. The Fund was created to provide investors with the opportunity to purchase units of beneficial interest in the Fund representing proportionate undivided interests in the portfolio of securities held by the Fund, which consists of substantially all of the securities, in substantially the same weighting, as the component securities of The BNY Asia 50 ADR Index.

     The Fund commenced operations on November 8, 2002 upon the initial issuance of 400,000 shares of the BLDRS Asia 50 ADR Index Fund (equivalent to 8 Creation Units) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Fund. The Trustee paid the initial fees and expenses incurred in connection with the organization and offering of the Fund and its initial registration as an investment company.

     Nasdaq Global Funds, Inc. (formerly known as Nasdaq Financial Products Services, Inc.) is the Sponsor of the Trust and The Bank of New York is the Trustee.

2. Significant Accounting Policies

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Security Valuation

     Portfolio securities are valued based on their last sale price on the exchange or market where the security is primarily traded. Securities for which market quotations are not readily available are valued based on fair market value as determined by the Trustee in good faith based on available information. Factors considered by the Trustee when valuing securities in good faith are (a) the closing price for the Security on another market on which the security is traded (unless the Trustee deems such price inappropriate as a basis for evaluation) or if there is no such appropriate closing price, at the closing bid price on such other market, (b) on current bid prices on the

Nasdaq Stock Market or such other markets, (c) if bid prices are not available, on the basis of current bid prices for comparable securities, (d) by the Trustee's appraising the value of the Securities in good faith on the bid side of the market, or (e) by any combination thereof.

Investment Transactions

     Investment transactions are recorded on trade date. Realized gains and losses from the sale or disposition of securities are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date.

Distributions to Unitholders

     The Fund declares and distributes dividends, if any, from net investment income to its unitholders quarterly. The Fund will distribute net realized capital gains, if any, at least annually.

Federal Income Tax

     The Fund has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying the Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

     At September 30, 2004, permanent differences were reclassified within the components of net assets, primarily due to the tax treatment of in-kind transactions and interest earned on redemptions. These differences resulted in a net decrease of $29,052 to undistributed net investment income and a corresponding increase of $29,052 to paid in capital. This reclassification had no effect on net assets of the Fund.

     The tax character of distributions paid during the periods ended September 30, 2004 and 2003 was $147,103 and $150,481 of ordinary income, respectively.

     At September 30, 2004, the Fund had a capital loss carryforward of $55,764, which expires in 2011.

     At September 30, 2004, the components of distributable earnings (excluding unrealized appreciation and depreciation) on a tax basis were undistributed ordinary income of $29,244.

3. Transactions with the Trustee, Licensor and Sponsor

     The Fund pays the expenses of its operations, including the fees of its Trustee and reimbursement to the Sponsor for expenses of the Sponsor relating to the marketing of the Trust and for payments to The Bank of New York (the "Licensor") for a license to use The Bank of New York's BNY Asia 50 ADR Index as a basis for determining the composition and weighting of securities held by the Fund. The Sponsor pays an annual licensing fee to the Licensor equal 6/100 of one percent (0.06%) of the average net assets of the Fund, and is reimbursed by the Fund for such payments, subject to waiver provisions discussed below.

     In accordance with the Trust Agreement, the Trustee maintains the Fund's accounting records, acts as custodian and transfer agent to the Fund, and provides administrative services, including filing of all required regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities, which must be delivered in exchange for the issuance of Creation Units of the Fund, and for adjusting the composition of the Fund's portfolio from time to time to conform to changes in the composition and/or weighting structure of the Index Securities of The Bank of New York's BNY Asia 50 ADR Index. For these services, the Trustee receives a fee at the following annual rates:



        Net Asset Value               Fee as a Percentage of Net
          of the Fund                  Asset Value of the Fund
------------------------------       ---------------------------
$0--$499,999,999*                    10/100 of 1% per annum
$500,000,000--$2,499,999,999*        8/100 of 1% per annum
$2,500,000,000 and above*            6/100 of 1% per annum



* The fee indicated applies to that portion of the net asset value of the Fund that falls in the size category indicated and is computed each business day on the basis of the net asset value of the Fund on such day.

     The Sponsor had undertaken that on each day during the fiscal year ending September 30, 2004, and through January 28, 2006, the ordinary operating expenses of the Fund as calculated by the Trustee would not be permitted to exceed an amount which is 30/100 of one percent (0.30%) per annum of the daily net asset value of the Fund. To the extent during such period that ordinary operating expenses of the Fund exceeded such 0.30% amount, the Licensor will first waive licensing fees applicable to the Fund and, if such waiver is insufficient, the Sponsor will thereafter reimburse the

Fund for or assume such excess ordinary operating expenses. The Licensor and Sponsor may be repaid by the Fund for, respectively, licensing fees so waived or expenses so reimbursed or assumed, in each case to the extent that subsequently during the fiscal year expenses fell below the 0.30% per annum level on any given day. For the year ended September 30, 2004 and the period November 8, 2002 to September 30, 2003, ordinary operating expenses incurred by the Fund exceeded the 0.30% per annum level and, accordingly, the Licensor waived $6,052 and $9,214 of expenses, and the Sponsor assumed $59,283 and $19,093 of expenses incurred by the Fund, respectively.

     Marketing expenses for the year ended September 30, 2004 and the period November 8, 2002 to September 30, 2003, represent expenses incurred by the Sponsor on behalf of the Fund and charged to the Fund, subject to the reimbursement provisions above.

4. Transactions in Shares of the BLDRS Asia 50 ADR Index Fund

     Transactions in shares of the BLDRS Asia 50 ADR Index Fund were as follows:



                                                             For the
                                                            Year Ended         For the Period
                                                          September 30,       November 8, 2002*
                                                               2004         to September 30, 2003
                                                         ---------------   ----------------------
                                                              Shares               Shares
                                                         ---------------   ----------------------
BLDRS Asia 50 ADR Index Fund Shares sold .............       200,000               450,000
BLDRS Asia 50 ADR Index Fund Shares redeemed .........            --              (400,000)
                                                             -------              --------
Net increase .........................................       200,000                50,000
                                                             =======              ========



*  Commencement of operations.

     BLDRS Asia 50 ADR Index Fund Shares are issued and redeemed by the Fund only in Creation Unit size aggregations of 50,000 BLDRS Asia 50 ADR Index Fund Shares. Such transactions are only permitted on an in-kind basis, with a separate cash payment that is equivalent to the undistributed net investment income per BLDRS Asia 50 ADR Index Shares and a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date.

     The transaction fee in connection with creation or redemption of Creation Units through the BLDRS Asia 50 ADR Clearing Process is $10 per each security "name" in the Portfolio Deposit or Redemption Payment, rounded up to the nearest $500 per participating party per day, regardless of the number of Creation Units purchased or redeemed on such day by participating party. The total fee charged in connection with the creation or redemption of Creation Units outside the BLDRS Asia 50 ADR Clearing Process is four

4. Transactions in Shares of the BLDRS Asia 50 ADR Index Fund (Continued)


times the normal transaction cost of $500 ($2,000) per participating party per day. Transaction fees are received by the Trustee and used to offset its expense of processing orders.

     For year ended September 30, 2004 and the period November 8, 2002 to September 30, 2003, the Trustee earned $1,500 and $2,000, respectively in transaction fees. The Trustee, in its sole discretion, may voluntarily reduce or waive its fee, or modify its transaction fee schedule, subject to certain limitations. There were no such reductions or waivers for the year ended September 30, 2004 or the period November 8, 2002 to September 30, 2003.

5. Investment Transactions

     For the year ended September 30, 2004, the Fund had purchases and sales of investment securities of $1,666,549 and $1,661,083, respectively. This excludes securities received or delivered from processing creations or redemptions of the Fund Shares. At September 30, 2004, the cost of investments for federal income tax purposes was $15,042,041. Accordingly, gross unrealized depreciation was $599,068 and gross unrealized appreciation was $1,168,563, resulting in net unrealized appreciation of $569,495.

BLDRS Asia 50 ADR Index Fund
of the BLDRS Index Funds Trust
Schedule of Investments(1)
September 30, 2004


Depositary Receipts                                        Shares          Value
------------------------------------------------------   ----------   --------------
Toyota Motor Corporation .............................    30,042      $ 2,294,607
Mitsubishi Tokyo Financial Group, Inc. ...............   114,697          956,572
Honda Motor Co., Ltd. ................................    33,056          805,243
BHP Billiton Ltd. ....................................    33,067          686,140
Canon Inc ............................................    14,441          681,038
Matsushita Electrical Industrial Co. Ltd. ............    43,159          579,194
NTT Docomo, Inc. .....................................    33,902          576,334
Sony Corporation .....................................    16,299          560,523
National Australia Bank Ltd. .........................     5,456          534,688
The News Corporation Ltd. PDS ........................    16,032          502,283
Nissan Motor Co, Ltd. ................................    22,151          479,791
Nomura Holdings ......................................    34,588          446,531
Australia and New Zealand Banking Group Ltd. .........     6,395          441,895
Taiwan Semiconductor Manufacturing Co, Ltd.* .........    61,693          440,488
Westpac Banking Corp .................................     6,219          399,882
Nippon Telegraph and Telephone .......................    18,279          365,214
Hitachi Ltd. .........................................     5,892          355,582
Fuji Photo Film Co, Ltd. .............................     9,028          296,660
Infosys Technologies Ltd. ............................     4,363          246,946
Kyocera Corporation ..................................     3,366          236,966
Mitsui and Company Ltd. ..............................     1,393          234,303
China Mobile HK Ltd. .................................    14,516          222,095
NEC Corp. ............................................    33,943          203,319
The News Corporation, Ltd. ...........................     5,717          187,918
SK Telecom Co, Ltd. ..................................     9,421          183,238
Kookmin Bank .........................................     5,392          171,681
United Microelectronics Corporation* .................    46,838          158,312
TDK Corporation ......................................     2,343          157,122
Kirin Brewery Company ................................    17,321          151,039
Coles Myer, Ltd. .....................................     2,695          145,773
Petrochina Co. .......................................     2,687          144,453
Telecom Corp of New Zealand ..........................     4,261          135,542
Telstra Corporation Ltd. .............................     7,763          131,428
Sanyo Electric Co, Ltd. ..............................     6,588          108,900
Nidec Corporation ....................................     4,171          104,484
Rinker Group Ltd. ....................................     1,663          104,170
CNOOC Ltd. ...........................................     1,947          102,412

BLDRS Asia 50 ADR Index Fund
of the BLDRS Index Funds Trust
Schedule of Investments(1)
September 30, 2004 (continued)


Depositary Receipts                                 Shares         Value
------------------------------------------------   --------   --------------
China Petroleum & Chemical Corporation .........   2,395      $    98,315
Kubota Corporation .............................   4,131           98,111
KT Corporation .................................   4,911           88,742
Shinhan Financial Group Co. Ltd. ...............   2,471           85,497
Alumina Ltd. ...................................   5,107           83,551
China Life Insurance Co Ltd.* ..................   3,273           83,527
Advantest Corporation ..........................   5,562           82,818
AU Optronics Corporation* ......................   6,542           81,906
Amcor Ltd. .....................................   3,863           80,350
China Telecom Corp. Ltd.* ......................   2,442           78,877
Icici Bank Ltd. ................................   5,640           77,832
Trend Micro Inc.* ..............................   1,696           72,843
Pioneer Corporation ............................   3,168           66,401
                                                              -----------
Total Investments (Cost $14,976,526)............              $15,611,536
                                                              ===========



-----------------------------
(1) The securities of the Trust's investment portfolio categorized by industry group, as a percentage of total investments at value, were as follows:



                                                Value at September 30, 2004
                                              -------------------------------
Industry Classification                                $               %
--------------------------------------------- ------------------- -----------
    Automobile Manufacturers ................      $  3,579,641       22.93%
    Banks ...................................         2,668,047       17.09%
    Leisure Goods & Services ................         1,611,678       10.32%
    Wireless Communications .................           981,667        6.29%
    Technology Hardware & Equipment .........           966,263        6.19%
    Fixed-Line Communications ...............           799,803        5.12%
    Mining & Minerals .......................           769,691        4.93%
    Broadcasting ............................           690,201        4.42%
    Semiconductors ..........................           598,800        3.84%
    Electric Components & Equipment .........           498,572        3.19%
    Investment Services .....................           446,531        2.86%
    Advanced Industrial Equipment ...........           438,400        2.81%
    Energy ..................................           345,180        2.21%
    Technology Services .....................           246,946        1.58%
    General Industrial Services .............           234,303        1.50%
    Other Industries ........................           735,813        4.72%
                                                   ------------      ------
                                                   $ 15,611,536      100.00%
                                                   ============      ======



*  Designated as non-income producing.

                See accompanying notes to financial statements.

BLDRS Developed Markets 100 ADR Index Fund
of the BLDRS Index Funds Trust
Statement of Assets and Liabilities
--------------------------------------------------------------------------------



                                                                 September 30, 2004
                                                                -------------------
Assets:
Investment in Securities, at value (cost $5,541,158).........       $ 5,947,453
Cash ........................................................            20,905
Dividends receivable ........................................            12,477
Receivable from securities sold .............................            72,653
                                                                         ------
Total assets ................................................         6,053,488
                                                                      ---------
Liabilities:
Accrued expenses ............................................             3,708
Payable to Trustee ..........................................               432
Distribution payable ........................................            26,348
Payable for securities purchased ............................            72,402
                                                                      ---------
Total liabilities ...........................................           102,890
                                                                      ---------
Net assets ..................................................       $ 5,950,598
                                                                    ===========
Net assets represented by:
  Paid in surplus ...........................................       $ 5,583,129
  Distributions in excess of net investment income ..........            (7,577)
  Accumulated net realized loss on investments ..............           (31,249)
  Net unrealized appreciation on investments ................           406,295
                                                                    -----------
Net assets ..................................................       $ 5,950,598
                                                                    ===========
Net asset value per Share (Par value-$.001):
  (comprised of $5,950,598 / 100,000 BLDRS Developed
  Markets 100 ADR Index Fund Shares outstanding,
  unlimited shares authorized) ..............................       $     59.51
                                                                    ===========



                See accompanying notes to financial statements.

BLDRS Developed Markets 100 ADR Index Fund
of the BLDRS Index Funds Trust
Statements of Operations
--------------------------------------------------------------------------------



                                                                                For the period
                                                                 Year Ended    November 8, 2002*
                                                               September 30,   to September 30,
                                                                    2004             2003
                                                              --------------- ------------------
Investment income:
   Dividend income ..........................................    $ 131,488       $   344,013
Expenses:
   Trustee fees .............................................        5,625            12,359
   Marketing expense ........................................       34,510            10,915
   Licensing fees ...........................................        3,367             8,706
   SEC filing fees ..........................................        1,021             1,000
   Professional fees ........................................       35,145            29,965
   Other fees and expenses ..................................        9,345             5,640
                                                                 ---------       -----------
   Total expenses ...........................................       89,013            68,585
   Less expenses waived by the Licensor .....................       (3,367)           (8,706)
   Less expenses assumed by the Sponsor .....................      (68,771)          (22,803)
                                                                 ---------       -----------
   Net expenses .............................................       16,875            37,076
                                                                 ---------       -----------
   Net investment income ....................................      114,613           306,937
                                                                 ---------       -----------
Realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on sale of investments ..........       24,454           (55,703)
   Net realized gain on in-kind redemptions .................      803,764           396,946
   Net change in unrealized appreciation / depreciation
     on investments .........................................      (72,686)          478,981
                                                                 ---------       -----------
   Net realized and unrealized gain on investments ..........      755,532           820,224
                                                                 ---------       -----------
   Net increase in net assets resulting from operations .....    $ 870,145       $ 1,127,161
                                                                 =========       ===========



---------------------------
*  Commencement of operations.


                See accompanying notes to financial statements.

BLDRS Developed Markets 100 ADR Index Fund of the
BLDRS Index Funds Trust
Statements of Changes in Net Assets
--------------------------------------------------------------------------------



                                                                  Year ended       For the period
                                                                September 30,     November 8, 2002*
                                                                     2004       to September 30, 2003
                                                               --------------- ----------------------
Increase (decrease) in net assets:
Operations:
   Net investment income .....................................  $    114,613       $     306,937
   Net realized gain on investment transactions ..............       828,218             341,243
   Net change in unrealized appreciation /
     depreciation on investments .............................       (72,686)            478,981
                                                                ------------       -------------
   Net increase in net assets resulting from operations ......       870,145           1,127,161
                                                                ------------       -------------
Distributions to Unitholders from:
   Net investment income .....................................      (120,389)           (279,693)
                                                                ------------       -------------
Unitholder transactions:
   Proceeds from subscriptions of BLDRS Developed
     Markets 100 ADR Index Fund Shares .......................     5,480,908          18,019,692
   Less redemptions of BLDRS Developed Markets
     100 ADR Index Fund Shares ...............................    (5,314,289)        (13,832,937)
                                                                ------------       -------------
   Increase in net assets due to unitholder transactions .....       166,619           4,186,755
                                                                ------------       -------------
Total increase ...............................................       916,375           5,034,223
Net assets:
   Beginning of period .......................................     5,034,223                  --
                                                                ------------       -------------
   End of period(a) ..........................................  $  5,950,598       $   5,034,223
                                                                ============       =============



---------------------------
*   Commencement of operations.

(a) Includes distributions in excess of net investment income of $(7,577) and undistributed net investment income of $27,244 at September 30, 2004 and 2003, respectively.



                See accompanying notes to financial statements.

BLDRS Developed Markets 100 ADR Index Fund of the
BLDRS Index Funds Trust
Financial Highlights
--------------------------------------------------------------------------------



                                                                        For the Period
                                                         Year Ended    November 8, 2002*
                                                       September 30,   to September 30,
                                                            2004             2003
                                                      --------------- ------------------
Net asset value, beginning of period .................   $  50.34         $  45.05
Investment operations:
   Net investment income(1) ..........................       1.19             0.99
   Net realized and unrealized gain on investments ...       9.17             5.28
                                                         --------         --------
Total from investment operations .....................      10.36             6.27
Less distributions from:
   Net investment income .............................      (1.19)           (0.98)
                                                         ---------        ---------
Net asset value, end of period .......................   $  59.51         $  50.34
                                                         =========        =========
Total investment return(2) ...........................      20.69%           13.50%**
Ratios and supplemental data:
   Net assets, end of period (000's) .................   $  5,951        $   5,034
   Ratios to average net assets:
     Expenses before expenses waived and/ or assumed..       1.58%            0.56%***
     Expenses after expenses waived and/ or assumed ..       0.30%            0.30%***
     Net investment income before expenses waived
      and/ or assumed ................................       0.76%            2.23%***
     Net investment income after expenses waived and/
      or assumed .....................................       2.04%            2.49%***
     Portfolio turnover rate(3) ......................      13.74%            9.45%**



     The financial highlights summarize the impact of net investment income, net realized and unrealized gains and losses and distributions on a single share of the BLDRS Developed Markets 100 ADR Index Fund outstanding for each period presented. Additionally, important relationships between certain financial statement items are expressed in ratio form.
---------------------------
*   Commencement of operations.

**  Not annualized.

*** Annualized.

(1) Calculated using average share method.

(2) Total return calculation assumes the reinvestment of dividends and capital gains (to the extent there are any). Total return excludes the effect of transaction fees connected to the creation and redemption of Creation Units and brokerage commissions incurred by purchasing and selling shares of the Fund in the secondary market. Currently, the BLDRS Developed Markets 100 ADR Index Fund does not have a dividend reinvestment program.

(3) Portfolio turnover excludes securities received or delivered from processing creations or redemptions of BLDRS Developed Markets 100 ADR Fund Shares.

                See accompanying notes to financial statements.

BLDRS Developed Markets 100 ADR Index Fund
of the BLDRS Index Funds Trust
Notes to Financial Statements
September 30, 2004
--------------------------------------------------------------------------------
1. Organization

     BLDRS Index Funds Trust (the "Trust") is a unit investment trust consisting of four separate investment portfolios, including BLDRS Developed Markets 100 ADR Index Fund (the "Fund"), created under the laws of the State of New York and registered under the Investment Company Act of 1940. The Fund was created to provide investors with the opportunity to purchase units of beneficial interest in the Fund representing proportionate undivided interests in the portfolio of securities held by the Fund, which consists of substantially all of the securities, in substantially the same weighting, as the component securities of The BNY Developed Markets 100 ADR Index.

     The Fund commenced operations on November 8, 2002 upon the initial issuance of 400,000 shares of the BLDRS Developed Markets 100 ADR Index Fund (equivalent to 8 Creation Units) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Fund. The Trustee paid the initial fees and expenses incurred in connection with the organization and offering of the Fund and its initial registration as an investment company.

     Nasdaq Global Funds, Inc. (formerly known as Nasdaq Financial Product Services, Inc.) is the Sponsor of the Trust and The Bank of New York is the Trustee.

2. Significant Accounting Policies

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Security Valuation

     Portfolio securities are valued based on their last sale price on the exchange or market where the security is primarily traded. Securities for which market quotations are not readily available are valued based on fair market value as determined by the Trustee in good faith based on available information. Factors considered by the Trustee when valuing securities in good faith are (a) the closing price for the Security on another market on which the security is traded (unless the Trustee deems such price inappropriate as a basis for evaluation) or if there is no such appropriate closing price, at the closing bid price on such other market, (b) on current bid prices on the

Nasdaq Stock Market or such other markets, (c) if bid prices are not available, on the basis of current bid prices for comparable securities, (d) by the Trustee's appraising the value of the Securities in good faith on the bid side of the market, or (e) by any combination thereof.

Investment Transactions

     Investment transactions are recorded on trade date. Realized gains and losses from the sale or disposition of securities are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date.

Distributions to Unitholders

     The Fund declares and distributes dividends, if any, from net investment income to its unitholders quarterly. The Fund will distribute net realized capital gains, if any, at least annually.

Federal Income Tax

     The Fund has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying the Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

     At September 30, 2004, permanent differences were reclassified within the components of net assets, primarily due to the tax treatment of in-kind transactions and interest earned on redemptions. These differences resulted in a net decrease of $29,045 to undistributed net investment income, $803,764 to accumulated net realized gain on investments and a corresponding increase of $832,809 to paid in capital. This reclassification had no effect on net assets of the Fund.

     The tax character of distributions paid during the periods ended September 30, 2004 and 2003 was $120,389 and $279,693 of ordinary income, respectively.

     At September 30, 2004, the Fund had a capital loss carryforward of $26,168, which expires in 2011.

     Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of $2,951 for the year ended September 30, 2004. These carryover losses may be used to offset future gains. To the extent they are so used, future gains will not be distributed to unitholders until they exceed available loss carryovers.

     At September 30, 2004, the components of distributable earnings (excluding unrealized appreciation and depreciation) on a tax basis were undistributed ordinary income of $18,771.

3. Transactions with the Trustee, Licensor and Sponsor

     The Fund pays the expenses of its operations, including the fees of its Trustee and reimbursement to the Sponsor for expenses of the Sponsor relating to the marketing of the Trust and for payments to The Bank of New York (the "Licensor") for a license to use The Bank of New York's BNY Developed Markets 100 ADR Index as a basis for determining the composition and weighting of securities held by the Fund. The Sponsor pays an annual licensing fee to the Licensor equal 6/100 of one percent (0.06%) of the average net assets of the Fund, and is reimbursed by the Fund for such payments, subject to waiver provisions discussed below.

     In accordance with the Trust Agreement, the Trustee maintains the Fund's accounting records, acts as custodian and transfer agent to the Fund, and provides administrative services, including filing of all required regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities, which must be delivered in exchange for the issuance of Creation Units of the Fund, and for adjusting the composition of the Fund's portfolio from time to time to conform to changes in the composition and/or weighting structure of the Index Securities of The Bank of New York's BNY Developed Markets 100 ADR Index. For these services, the Trustee receives a fee at the following annual rates:



        Net Asset Value               Fee as a Percentage of Net
          of the Fund                  Asset Value of the Fund
-----------------------------        ---------------------------
$0--$499,999,999*                    10/100 of 1% per annum
$500,000,000--$2,499,999,999*        8/100 of 1% per annum
$2,500,000,000 and above*            6/100 of 1% per annum



* The fee indicated applies to that portion of the net asset value of the Fund that falls in the size category indicated and is computed each business day on the basis of the net asset value of the Fund on such day.

     The Sponsor had undertaken that on each day during the fiscal year ending September 30, 2004, and through January 28, 2006, the ordinary operating expenses of the Fund as calculated by the Trustee would not be permitted to exceed an amount which is 30/100 of one percent (0.30%) per annum of the daily net asset value of the Fund. To the extent during such period that ordinary operating expenses of the Fund exceeded such 0.30% amount, the Licensor will first waive licensing fees applicable to the Fund and, if such waiver is insufficient, the Sponsor will thereafter reimburse the Fund for or assume such excess ordinary operating expenses. The Licensor and Sponsor may be repaid by the Fund for, respectively, licensing fees so waived or expenses so reimbursed or assumed, in each case to the extent that subsequently during the fiscal year expenses fell below the 0.30% per annum level on any given day. For the year ended September 30, 2004 and the period November 8, 2002 to September 30, 2003, ordinary operating expenses incurred by the Fund exceeded the 0.30% per annum level and, accordingly, the Licensor waived $3,367 and $8,706 of expenses, and the Sponsor assumed $68,771 and $22,803 of expenses incurred by the Fund, respectively.

     Marketing expenses for the year ended September 30, 2004 and the period November 8, 2002 to September 30, 2003, represent expenses incurred by the Sponsor on behalf of the Fund and charged to the Fund, subject to the reimbursement provisions above.

4. Transactions in Shares of the BLDRS Developed Markets 100 ADR Index Fund

     Transactions in shares of the BLDRS Developed Markets 100 ADR Index Fund were as follows:



                                                                                            For the Period
                                                                  For the Year Ended     November 8, 2002* to
                                                                  September 30, 2004      September 30, 2003
                                                                        Shares                  Shares
                                                                 --------------------   ---------------------
BLDRS Developed Markets 100 ADR Index Fund Shares sold .......          100,000                 400,000
BLDRS Developed Markets 100 ADR Index Fund Share redeemed.....         (100,000)               (300,000)
                                                                       --------                --------
Net increase .................................................               --                 100,000
                                                                       ========                ========



*  Commencement of operations.

     BLDRS Developed Markets 100 ADR Index Fund Shares are issued and redeemed by the Fund only in Creation Unit size aggregations of 50,000 BLDRS Developed Markets 100 ADR Index Fund Shares. Such transactions are only permitted on an in-kind basis, with a separate cash payment that is equivalent to the undistributed net investment income per BLDRS Developed Markets 100 ADR Index Shares and a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date.

4. Transactions in Shares of the BLDRS Developed Markets 100 ADR Index Fund (Continued)


     The transaction fee in connection with creation or redemption of Creation Units through the BLDRS Developed Markets 100 ADR Clearing Process is $10 per each security "name" in the Portfolio Deposit or Redemption Payment, rounded up to the nearest $1,000 per participating party per day, regardless of the number of Creation Units purchased or redeemed on such day by participating party. The total fee charged in connection with the creation or redemption of Creation Units outside the BLDRS Developed Markets 100 ADR Clearing Process is four times the normal transaction cost of $1,000 ($4,000) per participating party per day. Transaction fees are received by the Trustee and used to offset its expense of processing orders.

     For year ended September 30, 2004 and the period November 8, 2002 to September 30, 2003, the Trustee earned $4,000 and $2,500, respectively in transaction fees. The Trustee, in its sole discretion, may voluntarily reduce or waive its fee, or modify its transaction fee schedule, subject to certain limitations. There were no such reductions or waivers for the year ended September 30, 2004 or the period November 8, 2002 to September 30, 2003.

5. Investment Transactions

     For the year ended September 30, 2004, the Fund had purchases and sales of investment securities of $806,085 and $801,328, respectively. This excludes securities received or delivered from processing creations or redemptions of the Fund Shares. At September 30, 2004, the cost of investments for federal income tax purposes was $5,543,289. Accordingly, gross unrealized depreciation was $192,675 and gross unrealized appreciation was $596,839, resulting in net unrealized appreciation of $404,164.

BLDRS Developed Markets 100 ADR Index Fund of the BLDRS Index Funds Trust
Schedule of Investments(1)
September 30, 2004


Depositary Receipts                                Shares       Value
-----------------------------------------------   --------   -----------
BP plc ........................................    5,692     $327,460
HSBC Holdings plc .............................    3,475      277,305
Vodafone Group plc ............................   10,481      252,697
Toyota Motor Corporation ......................    2,692      205,615
GlaxoSmithKline plc ...........................    4,646      203,170
Total S.A. ....................................    1,940      198,210
Novartis AG ...................................    3,961      184,860
Royal Dutch Petroleum Company .................    3,284      169,454
UBS AG* .......................................    1,656      116,466
Sanofi-Aventis ................................    3,134      114,736
Shell Transport and Trading Co, Plc ...........    2,530      112,610
Telefonica, S.A. ..............................    2,305      103,702
AstraZeneca PLC ...............................    2,484      102,167
Nokia Corporation .............................    7,352      100,869
Barclays PLC ..................................    2,535       98,079
Siemens AG ....................................    1,320       97,284
ENI SpA .......................................      807       90,626
Mitsubishi Tokyo Financial Group, Inc .........   10,276       85,702
E ON AG .......................................    1,091       80,407
ING Group .....................................    3,083       77,938
Ericsson LM Telephone Company* ................    2,440       76,226
Banco Bilbao Vizcaya Argentaria, S.A. .........    5,345       73,761
Santander Central Hispano S.A. ................    7,517       73,516
Honda Motor Co., Ltd ..........................    2,962       72,154
Deutsche Telekom AG ...........................    3,772       70,386
Lloyds TSB Group PLC ..........................    2,205       69,413
Deutsche Bank AG* .............................      857       61,653
BHP Billiton Ltd ..............................    2,963       61,482
Canon Inc. ....................................    1,294       61,025
Diageo plc ....................................    1,205       60,768
Credit Suisse Group ...........................    1,887       60,271
ABN AMRO Holding N.V. .........................    2,613       59,472
Anglo American plc ............................    2,353       57,060
France Telecom ................................    2,246       56,150
Allianz Aktiengesellschaft ....................    5,464       54,968
DaimlerChrysler AG* ...........................    1,316       54,509

BLDRS Developed Markets 100 ADR Index Fund of the BLDRS Index Funds Trust
Schedule of Investments(1)
September 30, 2004 (continued)


Depositary Receipts                                       Shares       Value
------------------------------------------------------   --------   ----------
Unilever N.V. ........................................     901      $52,078
Matsushita Electrical Industrial Co., Ltd. ...........   3,867       51,895
NTT Docomo Inc. ......................................   3,037       51,629
SAP AG ...............................................   1,312       51,102
BASF Aktiengesellschaft ..............................     866       51,051
Sony Corporation .....................................   1,460       50,224
AXA ..................................................   2,379       48,246
National Australia Bank Ltd. .........................     489       47,922
Koninklijke Philips Electronics N.V.* ................   2,018       46,232
Rio Tinto PLC ........................................     420       45,633
The News Corporation Ltd. (PDS) ......................   1,436       44,990
BT Group plc .........................................   1,349       44,450
Vivendi Universal* ...................................   1,690       43,484
Nissan Motor Co, Ltd. ................................   1,985       42,995
National Grid Transco PLC ............................     974       41,716
Telecom Italia S.p.A* ................................   1,349       41,495
BHP Billiton Plc .....................................   1,945       41,137
Nomura Holdings ......................................   3,099       40,008
Australia and New Zealand Banking Group Ltd. .........     573       39,594
BG Group plc .........................................   1,114       37,921
Unilever PLC .........................................   1,147       37,874
British American Tobacco PLC .........................   1,227       35,816
Westpac Banking Corp .................................     557       35,815
Repsol YPF SA ........................................   1,499       32,858
Nippon Telegraph & Telephone Corporation .............   1,638       32,727
Suez .................................................   1,470       31,752
Hitachi Ltd. .........................................     520       31,382
Groupe Danone ........................................   1,981       31,102
Enel S.p.A. ..........................................     750       30,375
Bayer AG .............................................   1,086       29,789
Endesa SA ............................................   1,502       28,703
Fuji Photo Film Co, Ltd. .............................     809       26,584
Prudential PLC .......................................   1,594       26,110
Imperial Tobacco Group PLC ...........................     575       25,208
Cadbury Schweppes PLC ................................     815       25,192
Novo Nordisk A/S .....................................     446       24,427

BLDRS Developed Markets 100 ADR Index Fund of the BLDRS Index Funds Trust
Schedule of Investments(1)
September 30, 2004 (continued)


Depositary Receipts                             Shares        Value
--------------------------------------------   --------   -------------
mmO2 plc* ..................................   1,367      $   24,264
Royal KPN N.V.* ............................   3,169          23,672
Lafarge ....................................   1,077          23,425
Aegon NV ...................................   2,141          23,144
Scottish Power PLC .........................     733          22,606
Allied Irish Banks PLC .....................     672          22,357
Kyocera Corporation ........................     302          21,261
ALCATEL ....................................   1,804          21,161
Mitsui and Company Ltd .....................     125          21,025
CRH PLC ....................................     835          19,748
Bank of Ireland ............................     351          19,024
Sanpaolo IMI S.p.A .........................     822          18,577
NEC Corp ...................................   3,041          18,216
ABB Ltd.* ..................................   2,942          18,005
Portugal Telecom SGPS SA ...................   1,623          17,853
Reed Elsevier, PLC .........................     501          17,791
WPP Group PLC ..............................     372          17,372
British Sky Broadcasting Group PLC .........     493          17,235
Norsk Hydro ASA ............................     234          17,138
Schering Aktiengesellschaft ................     273          17,131
The News Corporation Ltd. ..................     512          16,829
STMicroelectronics N.V. ....................     941          16,260
Wolseley plc* ..............................     462          16,101
UPM Kymmene Corp ...........................     825          15,824
Koninklijke Ahold NV* ......................   2,446          15,630
Akzo Nobel NV ..............................     425          15,088
Allied Domecq PLC* .........................     436          14,946
TDK Corporation ............................     210          14,083
                                                          ----------
Total Investments (cost $5,541,158).........              $5,947,453
                                                          ==========

BLDRS Developed Markets 100 ADR Index Fund of the BLDRS Index Funds Trust
Schedule of Investments(1)
September 30, 2004 (continued)


-----------------------------
(1) The securities of the Trust's investment portfolio categorized by industry group, as a percentage of total investments at value, were as follows:



                                               Value at September 30,
                                                        2004
                                              -------------------------
Industry Classification                             $            %
--------------------------------------------- ------------- -----------
    Banks ...................................  $1,158,927       19.49%
    Energy ..................................     799,685       13.45%
    Pharmaceuticals .........................     646,491       10.87%
    Fixed-Line Communications ...............     559,889        9.41%
    Automobile Manufacturers ................     375,273        6.31%
    Wireless Communications .................     328,590        5.52%
    Electrical Utilities ....................     235,559        3.96%
    Insurance ...............................     230,406        3.87%
    Mining & Minerals .......................     222,450        3.74%
    Communications Technology ...............     198,256        3.33%
    Advanced Industrial Equipment ...........     146,671        2.47%
    Food ....................................     146,246        2.46%
    Leisure Goods & Services ................     128,703        2.16%
    Broadcasting ............................     122,538        2.06%
    Chemicals ...............................      95,928        1.61%
    Technology Hardware & Equipment .........      79,241        1.33%
    Beverage ................................      75,714        1.27%
    Food Retailers & Wholesalers ............      61,862        1.04%
    Tobacco .................................      61,024        1.03%
    Other Industries ........................     274,000        4.62%
                                               ----------      ------
                                               $5,947,453      100.00%
                                               ==========      ======



*  Designated non-income producing.

                See accompanying notes to financial statements.

BLDRS Emerging Markets 50 ADR Index Fund
of the BLDRS Index Funds Trust
Statement of Assets and Liabilities
--------------------------------------------------------------------------------



                                                                  September 30, 2004
                                                                 -------------------
Assets:
Investment in Securities, at value (cost $17,876,131).........      $ 17,963,607
Cash .........................................................            51,052
Dividends receivable .........................................            71,376
                                                                    ------------
Total assets .................................................        18,086,035
                                                                    ------------
Liabilities:
Accrued expenses .............................................            17,913
Payable to Trustee ...........................................             1,394
Distribution payable .........................................            64,460
                                                                    ------------
Total liabilities ............................................            83,767
                                                                    ------------
Net assets ...................................................      $ 18,002,268
                                                                    ============
Net assets represented by:
  Paid in surplus ............................................      $ 18,185,637
  Distributions in excess of net investment income ...........           (11,163)
  Accumulated net realized loss on investments ...............          (259,682)
  Net unrealized appreciation on investments .................            87,476
                                                                    ------------
Net assets ...................................................      $ 18,002,268
                                                                    ============
Net asset value per Share (Par value-$.001):
  (comprised of $18,002,268 / 250,000 BLDRS Emerging
  Markets 50 ADR Index Fund Shares outstanding,
  unlimited shares authorized) ...............................      $      72.01
                                                                    ------------



                See accompanying notes to financial statements.

BLDRS Emerging Markets 50 ADR Index Fund
of the BLDRS Index Funds Trust
Statements of Operations
--------------------------------------------------------------------------------



                                                                                For the period
                                                                 Year ended    November 8, 2002*
                                                               September 30,   to September 30,
                                                                    2004             2003
                                                              --------------- ------------------
Investment income:
   Dividend income ..........................................   $  301,072       $   321,401
Expenses:
   Trustee fees .............................................       11,632            14,140
   Marketing expense ........................................       34,510            10,916
   Licensing fees ...........................................        6,961             9,950
   SEC filing fees ..........................................        2,404             2,054
   Professional fees ........................................       35,144            29,965
   Other fees and expenses ..................................        7,364             3,628
                                                                ----------       -----------
   Total expenses ...........................................       98,015            70,653
   Less expenses waived by the Licensor .....................       (6,961)           (9,950)
   Less expenses assumed by the Sponsor .....................      (56,159)          (18,282)
                                                                ----------       -----------
   Net expenses .............................................       34,895            42,421
                                                                ----------       -----------
   Net investment income ....................................      266,177           278,980
                                                                ----------       -----------
Realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on sale of investments ..........     (258,486)          102,841
   Net realized gain on in-kind redemptions .................    1,653,980         1,487,856
   Net change in unrealized appreciation/ depreciation
     on investments .........................................     (756,863)          844,339
                                                                ----------       -----------
   Net realized and unrealized gain on investments ..........      638,631         2,435,036
                                                                ----------       -----------
   Net increase in net assets resulting from operations .....   $  904,808       $ 2,714,016
                                                                ==========       ===========



---------------------------
*  Commencement of operations.


                See accompanying notes to financial statements.

BLDRS Emerging Markets 50 ADR Index Fund
of the BLDRS Index Funds Trust
Statements of Changes in Net Assets
--------------------------------------------------------------------------------



                                                                              For the period
                                                               Year ended    November 8, 2002*
                                                             September 30,   to September 30,
                                                                  2004             2003
                                                            --------------- ------------------
Increase (decrease) in net assets:
Operations:
   Net investment income ..................................  $     266,177    $     278,980
   Net realized gain on investment transactions ...........      1,395,494        1,590,697
   Net change in unrealized appreciation / depreciation
     on investments .......................................       (756,863)         844,339
                                                             -------------    -------------
   Net increase in net assets resulting from operations ...        904,808        2,714,016
                                                             -------------    -------------
Distributions to Unitholders from:
   Net investment income ..................................       (255,582)        (262,312)
   Realized gain on investments ...........................       (105,812)              --
                                                             -------------    -------------
   Total distributions ....................................       (361,394)        (262,312)
Unitholder transactions:
   Proceeds from subscriptions of BLDRS Emerging
     Markets 50 ADR Index Fund Shares .....................     21,370,765       20,221,877
   Less redemptions of BLDRS Emerging Markets 50
     ADR Index Fund Shares ................................    (10,285,426)     (16,300,066)
                                                             -------------    -------------
   Increase in net assets due to unitholder transactions ..     11,085,339        3,921,811
                                                             -------------    -------------
Total increase ............................................     11,628,753        6,375,515
Net assets:
   Beginning of period ....................................      6,373,515               --
                                                             -------------    -------------
   End of period (a) ......................................  $  18,002,268    $   6,373,515
                                                             =============    =============



---------------------------
*   Commencement of operations.

(a) Includes distributions in excess of net investment income of $(11,163) and undistributed net investment income of $16,668 at September 30, 2004 and 2003, respectively.


                See accompanying notes to financial statements.

BLDRS Emerging Markets 50 ADR Index Fund
of the BLDRS Index Funds Trust
Financial Highlights
--------------------------------------------------------------------------------



                                                                        For the Period
                                                         Year Ended    November 8, 2002*
                                                       September 30,   to September 30,
                                                            2004             2003
                                                      --------------- ------------------
Net asset value, beginning of period ................    $  63.74         $  50.55
Investment operations:
   Net investment income(1) .........................        1.60             0.90
   Net realized and unrealized gain on investments ..       10.14            13.21
                                                         --------         --------
Total from investment operations ....................       11.74            14.11
Less distributions from:
   Net investment income ............................       (1.35)           (0.92)
   Realized gain on investments .....................       (2.12)              --
                                                         ---------        ---------
   Total distributions ..............................       (3.47)           (0.92)
                                                         ---------        ---------
Net asset value, end of period ......................    $  72.01         $  63.74
                                                         =========        =========
Total investment return(2) ..........................       18.48%           27.76%**
Ratios and supplemental data:
   Net assets, end of period (000's) ................    $ 18,002         $  6,374
   Ratios to average net assets:
     Expenses before expenses waived and/ or assumed.        0.84%            0.50%***
     Expenses after expenses waived and/ or assumed .        0.30%            0.30%***
     Net investment income before expenses waived
      and/ or assumed ...............................        1.75%            1.78%***
     Net investment income after expenses waived and/
      or assumed ....................................        2.29%            1.98%***
   Portfolio turnover rate(3) .......................       16.46%           16.21%**



     The financial highlights summarize the impact of net investment income, net realized and unrealized gains and losses and distributions on a single share of the BLDRS Emerging Markets 50 ADR Index Fund outstanding for each period presented. Additionally, important relationships between certain financial statement items are expressed in ratio form.
---------------------------
*   Commencement of operations.
**  Not annualized
*** Annualized
(1) Calculated using average share method.
(2) Total return calculation assumes the reinvestment of dividends and capital gains (to the extent there are any). Total return excludes the effect of transaction fees connected to the creation and redemption of Creation Units and brokerage commissions incurred by purchasing and selling shares of the Fund in the secondary market. Currently, the BLDRS Emerging Markets 50 ADR Index Fund does not have a dividend reinvestment program.
(3) Portfolio turnover excludes securities received or delivered from processing creations or redemptions of BLDRS Emerging Markets 50 ADR Fund Shares.

                See accompanying notes to financial statements.

BLDRS Emerging Markets 50 ADR Index Fund of the BLDRS Index Funds Trust
Notes to Financial Statements
September 30, 2004
--------------------------------------------------------------------------------
1. Organization

     BLDRS Index Funds Trust (the "Trust") is a unit investment trust consisting of four separate investment portfolios, including BLDRS Emerging Markets 50 ADR Index Fund (the "Fund"), created under the laws of the State of New York and registered under the Investment Company Act of 1940. The Fund was created to provide investors with the opportunity to purchase units of beneficial interest in the Fund representing proportionate undivided interests in the portfolio of securities held by the Fund, which consists of substantially all of the securities, in substantially the same weighting, as the component securities of The BNY Emerging Markets 50 ADR Index.

     The Fund commenced operations on November 8, 2002 upon the initial issuance of 400,000 shares of the BLDRS Emerging Markets 50 ADR Index Fund (equivalent to 8 Creation Units) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Fund. The Trustee paid the initial fees and expenses incurred in connection with the organization and offering of the Fund and its initial registration as an investment company.

     Nasdaq Global Funds, Inc. (formerly known as Nasdaq Financial Product Services, Inc.) is the Sponsor of the Trust and The Bank of New York is the Trustee.

2. Significant Accounting Policies

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Security Valuation

     Portfolio securities are valued based on their last sale price on the exchange or market where the security is primarily traded. Securities for which market quotations are not readily available are valued based on fair market value as determined by the Trustee in good faith based on available information. Factors considered by the Trustee when valuing securities in good faith are (a) the closing price for the Security on another market on which the security is traded (unless the Trustee deems such price inappropriate as a basis for evaluation) or if there is no such appropriate closing price, at the closing bid price on such other market, (b) on current bid prices on the Nasdaq Stock Market or such other markets, (c) if bid prices are not available, on the basis of current bid prices for comparable securities, (d) by the Trustee's appraising the value of the Securities in good faith on the bid side of the market, or (e) by any combination thereof.

Investment Transactions

     Investment transactions are recorded on trade date. Realized gains and losses from the sale or disposition of securities are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date.

Distributions to Unitholders

     The Fund declares and distributes dividends, if any, from net investment income to its unitholders quarterly. The Fund will distribute net realized capital gains, if any, at least annually.

Federal Income Tax

     The Fund has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying the Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

     At September 30, 2004, permanent differences were reclassified within the components of net assets, primarily due to the tax treatment of in-kind transactions and interest earned on redemptions. These differences resulted in a net decrease of $38,426 to undistributed net investment income, $1,652,205 to accumulated net realized gain on investments and a corresponding increase of $1,690,631 to paid in capital. This reclassification had no effect on net assets of the Fund.

     The tax character of distributions paid during the periods ended September 30, 2004 and 2003 was $361,394 and $262,312 of ordinary income, respectively.

     Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of $195,549 for the year ended September 30, 2004. These carryover losses may be used to offset future gains. To the extent they are so used, future gains will not be distributed to unitholders until they exceed available loss carryovers.

     At September 30, 2004, the components of distributable earnings (excluding unrealized appreciation and depreciation) on a tax basis were undistributed ordinary income of $53,297.

3. Transactions with the Trustee, Licensor and Sponsor

     The Fund pays the expenses of its operations, including the fees of its Trustee and reimbursement to the Sponsor for expenses of the Sponsor relating to the marketing of the Trust and for payments to The Bank of New York (the "Licensor") for a license to use The Bank of New York's BNY Emerging Markets 50 ADR Index as a basis for determining the composition and weighting of securities held by the Fund. The Sponsor pays an annual licensing fee to the Licensor equal 6/100 of one percent (0.06%) of the average net assets of the Fund, and is reimbursed by the Fund for such payments, subject to waiver provisions discussed below.

     In accordance with the Trust Agreement, the Trustee maintains the Fund's accounting records, acts as custodian and transfer agent to the Fund, and provides administrative services, including filing of all required regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities, which must be delivered in exchange for the issuance of Creation Units of the Fund, and for adjusting the composition of the Fund's portfolio from time to time to conform to changes in the composition and/or weighting structure of the Index Securities of The Bank of New York's BNY Emerging

     Markets 50 ADR Index. For these services, the Trustee receives a fee at the following annual rates:



          Net Asset Value             Fee as a Percentage of Net
            of the Fund                Asset Value of the Fund
----------------------------------   ---------------------------
$0--$499,999,999*                    10/100 of 1% per annum
$500,000,000--$2,499,999,999*        8/100 of 1% per annum
$2,500,000,000 and above*            6/100 of 1% per annum



* The fee indicated applies to that portion of the net asset value of the Fund that falls in the size category indicated and is computed each business day on the basis of the net asset value of the Fund on such day.

     The Sponsor had undertaken that on each day during the fiscal year ending September 30, 2004, and through January 28, 2006, the ordinary operating expenses of the Fund as calculated by the Trustee would not be permitted to exceed an amount which is 30/100 of one percent (0.30%) per annum of the daily net asset value of the Fund. To the extent during such period that ordinary operating expenses of the Fund exceeded such 0.30% amount, the Licensor will first waive licensing fees applicable to the Fund and, if such waiver is insufficient, the Sponsor will thereafter reimburse the Fund for or assume such excess ordinary operating expenses. The Licensor and Sponsor may be repaid by the Fund for, respectively, licensing fees so waived or expenses so reimbursed or assumed, in each case to the extent that subsequently during the fiscal year expenses fell below the 0.30% per annum level on any given day. For the year ended September 30, 2004 and the period November 8, 2002 to September 30, 2003, ordinary operating expenses incurred by the Fund exceeded the 0.30% per annum level and, accordingly, the Licensor waived $6,961 and $9,950 of expenses, and the Sponsor assumed $56,159 and $18,282 of expenses incurred by the Fund, respectively.

     Marketing expenses for the year ended September 30, 2004 and the period November 8, 2002 to September 30, 2003, represent expenses incurred by the Sponsor on behalf of the Fund and charged to the Fund, subject to the reimbursement provisions above.

4. Transactions in Shares of the BLDRS Emerging Markets 50 ADR Index Fund

     Transactions in shares of the BLDRS Emerging Markets 50 ADR Index Fund were as follows:



                                                                                           For the Period
                                                                 For the Year ended     November 8, 2002* to
                                                                 September 30, 2004      September 30, 2003
                                                                --------------------   ---------------------
                                                                      Shares                   Shares
                                                                --------------------   ---------------------
BLDRS Emerging Markets 50 ADR Index Fund Shares sold.........          300,000                 400,000
BLDRS Emerging Markets 50 ADR Index Fund Shares redeemed.....         (150,000)               (300,000)
                                                                      --------                --------
Net increase ................................................          150,000                 100,000
                                                                      ========                ========



*  Commencement of operations.

     BLDRS Emerging Markets 50 ADR Index Fund Shares are issued and redeemed by the Fund only in Creation Unit size aggregations of 50,000 BLDRS Emerging Markets 50 ADR Index Fund Shares. Such transactions are only permitted on an in-kind basis, with a separate cash payment that is equivalent to the undistributed net investment income per BLDRS Emerging Markets 50 ADR Index Shares and a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date.

4. Transactions in Shares of the BLDRS Emerging Markets 50 ADR Index Fund (Continued)


     The transaction fee in connection with creation or redemption of Creation Units through the BLDRS Emerging Markets 50 ADR Clearing Process is $10 per each security "name" in the Portfolio Deposit or Redemption Payment, rounded up to the nearest $500 per participating party per day, regardless of the number of Creation Units purchased or redeemed on such day by participating party. The total fee charged in connection with the creation or redemption of Creation Units outside the BLDRS Emerging Markets 50 ADR Clearing Process is four times the normal transaction cost of $500 ($2,000) per participating party per day. Transaction fees are received by the Trustee and used to offset its expense of processing orders.

     For year ended September 30, 2004 and the period November 8, 2002 to September 30, 2003, the Trustee earned $3,000 and $1,000, respectively in transaction fees. The Trustee, in its sole discretion, may voluntarily reduce or waive its fee, or modify its transaction fee schedule, subject to certain limitations. There were no such reductions or waivers for the year ended September 30, 2004 or the period November 8, 2002 to September 30, 2003.

5. Investment Transactions

     For the year ended September 30, 2004, the Fund had purchases and sales of investment securities of $1,829,036 and $1,947,854 respectively. This excludes securities received or delivered from processing creations or redemptions of the Fund Shares. At September 30, 2004, the cost of investments for federal income tax purposes was $17,940,264. Accordingly, gross unrealized depreciation was $1,465,967 and gross unrealized appreciation was $1,489,310, resulting in net unrealized appreciation of $23,343.

BLDRS Emerging Markets 50 ADR Index Fund of the BLDRS Index Funds Trust
Schedule of Investments(1)
September 30, 2004


Depositary Receipts                                       Shares        Value
-----------------------------------------------------   ---------   -------------
Taiwan Semiconductor Manufacturing Co Ltd.* .........   201,254     $1,436,954
Teva Pharmaceutical Industries ......................    34,834        903,942
Infosys Technologies Ltd ............................    14,234        805,644
China Mobile HK Ltd .................................    47,353        724,501
Petroleo Brasileiro SA (PDS) ........................    22,220        709,262
America Movil SA De CV ..............................    18,023        703,438
SK Telecom Co Ltd ...................................    30,732        597,737
Telefonos de Mexico SA de CV ........................    18,011        581,215
Petroleo Brasileiro SA ..............................    16,124        568,371
Kookmin Bank ........................................    17,589        560,034
United Microelectronics Corporation* ................   152,795        516,447
Sasol Ltd ...........................................    26,880        503,194
Petrochina Co .......................................     8,764        471,153
Companhia Vale Do Rio Doce (PDS) ....................    23,861        459,324
Grupo Televisa SA* ..................................     8,408        443,354
Cemex SA De CV ......................................    15,621        439,575
Companhia Vale Do Rio Doce ..........................    17,648        396,551
Banco Itau ..........................................     6,302        349,761
CNOOC Ltd ...........................................     6,352        334,115
China Petroleum & Chemical Corporation ..............     7,813        320,724
KT Corporation ......................................    16,022        289,518
Anglogold Ashanti Ltd. ..............................     7,284        283,348
Gold Fields Ltd .....................................    20,594        281,108
Shinhan Financial Group Co., Ltd ....................     8,061        278,911
China Life Insurance Co Ltd* ........................    10,677        272,477
AU Optronics Corporation* ...........................    21,342        267,202
Companhia De Bebidas Das Americas ...................    11,656        261,094
China Telecom Corp. Ltd.* ...........................     7,965        257,270
Icici Bank Ltd ......................................    18,400        253,920
Banco Bradesco SA ...................................     4,517        238,046
Harmony Gold Mining Company Ltd .....................    16,345        222,619
Satyam Computer Services Ltd ........................     9,092        210,207
P T Telekomunikasi Indonesia Tbk ....................    11,594        205,098
Mobile Telesystems OJSC .............................     1,401        203,131
Tele Norte Leste Participacoes SA ...................    14,843        196,373
Korea Electric Power Corp ...........................    18,388        193,993
POSCO ...............................................     5,106        193,262

BLDRS Emerging Markets 50 ADR Index Fund of the BLDRS Index Funds Trust
Schedule of Investments(1)
September 30, 2004 (continued)


Depositary Receipts                                     Shares         Value
----------------------------------------------------   --------   --------------
Semiconductor Manufacturing International Corp*.....   19,288     $   190,565
HDFC Bank Ltd ......................................    5,476         185,910
Chunghwa Telecom Co. Ltd ...........................   10,294         181,277
Vimpel Communications OJSC* ........................    1,643         178,758
Compania De Minas Buenaventura SA ..................    6,974         165,633
Sappi Ltd ..........................................   11,063         158,422
Philippine Long Distance Telephone Co.* ............    5,804         145,332
Naspers Limited ....................................    1,804         142,714
Huaneng Power International Inc ....................    4,384         141,866
Embraer-Empresa Brasileira De Aeronautica ..........    5,256         138,758
Fomento Economico Mexicano SA ......................    3,122         137,930
Companhia Siderurgica Nacional .....................    8,813         136,866
China Unicom Ltd ...................................   16,244         126,703
                                                                  -----------
Total Investments (Cost $17,876,131)................              $17,963,607
                                                                  ===========



-----------------------------
(1) The securities of the Trust's investment portfolio categorized by industry group, as a percentage of total investments at value, were as follows:



                                               Value at September 30,
                                                        2004
                                              -------------------------
Industry Classification                             $            %
--------------------------------------------- ------------- -----------
    Wireless Communications .................  $ 2,534,268      14.11%
    Energy ..................................    2,403,625      13.38%
    Semiconductors ..........................    2,143,966      11.94%
    Mining & Minerals .......................    2,138,711      11.91%
    Banks ...................................    1,866,582      10.39%
    Fixed-Line Communications ...............    1,856,083      10.33%
    Technology Services .....................    1,015,851       5.66%
    Pharmaceuticals .........................      903,942       5.03%
    Chemicals ...............................      503,194       2.80%
    Broadcasting ............................      443,354       2.47%
    Building Materials ......................      439,575       2.45%
    Beverage ................................      399,024       2.22%
    Electrical Utilities ....................      335,859       1.87%
    Insurance ...............................      272,477       1.52%
    Technology Hardware & Equipment .........      267,202       1.49%
    Other Industries ........................      439,894       2.43%
                                               -----------     ------
                                               $17,963,607     100.00%
                                               ===========     ======



*  Designated non-income producing

                See accompanying notes to financial statements.

BLDRS Europe 100 ADR Index Fund
of the BLDRS Index Funds Trust
Statement of Assets and Liabilities
--------------------------------------------------------------------------------



                                                                 September 30, 2004
                                                                -------------------
Assets:
Investment in Securities, at value (cost $7,637,676).........       $ 9,017,446
Cash ........................................................            41,080
Dividends receivable ........................................            16,009
Receivable from securities sold .............................           126,902
                                                                        -------
Total assets ................................................         9,201,437
                                                                      ---------
Liabilities:
Accrued expenses ............................................             9,470
Payable to Trustee ..........................................               738
Distribution payable ........................................            47,096
Payable for securities purchased ............................           126,978
                                                                      ---------
Total liabilities ...........................................           184,282
                                                                      ---------
Net assets ..................................................       $ 9,017,155
                                                                    ===========
Net assets represented by:
  Paid in surplus ...........................................       $ 7,636,396
  Distributions in excess of net investment income ..........            (2,664)
  Accumulated net realized gain on investments ..............             3,653
  Net unrealized appreciation on investments ................         1,379,770
                                                                    -----------
Net assets ..................................................       $ 9,017,155
                                                                    ===========
Net asset value per Share (Par value-$.001):
  (comprised of $9,017,155 / 150,000 BLDRS Europe 100
  ADR Index Funds Shares outstanding, unlimited shares
  authorized) ...............................................       $     60.11
                                                                    ===========



                See accompanying notes to financial statements.

BLDRS Europe 100 ADR Index Fund
of the BLDRS Index Funds Trust
Statements of Operations
--------------------------------------------------------------------------------



                                                                                For the period
                                                                 Year ended    November 8, 2002*
                                                               September 30,   to September 30,
                                                                    2004             2003
                                                              --------------- ------------------
Investment income:
   Dividend income ..........................................   $   223,198      $   348,022
Expenses:
   Trustee fees .............................................         8,398           11,070
   Marketing expense ........................................        34,510           10,916
   Licensing fees ...........................................         5,027            7,938
   SEC filing fees ..........................................         1,667              701
   Professional fees ........................................        35,144           29,965
   Other fees and expenses ..................................         9,283            5,745
                                                                -----------      -----------
   Total expenses ...........................................        94,029           66,335
   Less expenses waived by the Licensor .....................        (5,027)          (7,938)
   Less expenses assumed by the Sponsor .....................       (63,809)         (25,188)
                                                                -----------      -----------
   Net expenses .............................................        25,193           33,209
                                                                -----------      -----------
   Net investment income ....................................       198,005          314,813
                                                                -----------      -----------
Realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on sale of investments ..........        88,863          (85,210)
   Net realized gain on in-kind redemptions .................            --          620,647
   Net change in unrealized appreciation / depreciation
     investments ............................................     1,179,613          200,157
                                                                -----------      -----------
   Net realized and unrealized gain on investments ..........     1,268,476          735,594
                                                                -----------      -----------
   Net increase in net assets resulting from operations .....   $ 1,466,481      $ 1,050,407
                                                                ===========      ===========



---------------------------
*  Commencement of operations.


                See accompanying notes to financial statements.

BLDRS Europe 100 ADR Index Fund
of the BLDRS Index Funds Trust
Statements of Changes in Net Assets
--------------------------------------------------------------------------------



                                                                            For the period
                                                             Year ended    November 8, 2002*
                                                           September 30,   to September 30,
                                                                2004             2003
                                                          --------------- ------------------
Increase (decrease) in net assets:
Operations: .............................................
   Net investment income ................................   $   198,005     $     314,813
   Net realized gain on investment transactions .........        88,863           535,437
   Net change in unrealized appreciation / depreciation
     on investments .....................................     1,179,613           200,157
                                                            -----------     -------------
   Net increase in net assets resulting from operations .     1,466,481         1,050,407
                                                            -----------     -------------
Distributions to Unitholders from:
   Net investment income ................................      (200,446)         (254,921)
Unitholder transactions:
   Proceeds from subscriptions of BLDRS Europe 100
     ADR Index Fund Shares ..............................     5,266,577        17,979,436
   Less redemptions of BLDRS Europe 100 ADR Index
     Fund Shares ........................................            --       (16,290,379)
                                                            -----------     -------------
   Increase in net assets due to unitholder transactions      5,266,577         1,689,057
                                                            -----------     -------------
   Total increase .......................................     6,532,612         2,484,543
Net assets:
   Beginning of period ..................................     2,484,543                --
                                                            -----------     -------------
   End of period(a) .....................................   $ 9,017,155     $   2,484,543
                                                            ===========     =============



---------------------------
*   Commencement of operations.

(a) Includes distributions in excess of net investment income of $(2,664) and undistributed net investment income of $59,892 at September 30, 2004 and 2003, respectively.


                See accompanying notes to financial statements.

BLDRS Europe 100 ADR Index Fund
of the BLDRS Index Funds Trust
Financial Highlights
--------------------------------------------------------------------------------



                                                                        For the Period
                                                         Year Ended    November 8, 2002*
                                                       September 30,   to September 30,
                                                            2004             2003
                                                      --------------- ------------------
Net asset value, beginning of period ................    $  49.69         $  44.95
Investment operations:
   Net investment income(1) .........................        1.38             1.12
   Net realized and unrealized gain on investments ..       10.33             4.70
                                                         --------         --------
Total from investment operations ....................       11.71             5.82
Less distributions from:
   Net investment income ............................       (1.29)           (1.08)
                                                         ---------        ---------
Net asset value, end of period ......................    $  60.11         $  49.69
                                                         =========        =========
Total investment return (2) .........................       23.72%           12.45%**
Ratios and supplemental data:
   Net assets, end of period (000's) ................    $  9,017         $  2,485
   Ratios to average net assets:
     Expenses before expenses waived and/ or assumed.        1.12%            0.60%***
     Expenses after expenses waived and/ or assumed .        0.30%            0.30%***
     Net investment income before expenses waived
      and/ or assumed ...............................        1.54%            2.55%***
     Net investment income after expenses waived and/
      or assumed ....................................        2.36%            2.85%***
   Portfolio turnover rate (3) ......................       11.91%            7.96%**



     The financial highlights summarize the impact of net investment income, net realized and unrealized gains and losses and distributions on a single share of the BLDRS Europe 100 ADR Index Fund outstanding for each period presented. Additionally, important relationships between certain financial statement items are expressed in ratio form.
---------------------------
*   Commencement of operations.

**  Not annualized.

*** Annualized.

(1) Calculated using average share method

(2) Total return calculation assumes the reinvestment of dividends and capital gains (to the extent there are any). Total return excludes the effect of transaction fees connected to the creation and redemption of Creation Units and brokerage commissions incurred by purchasing and selling shares of the Fund in the secondary market. Currently, the BLDRS Europe 100 ADR Index Fund does not have a dividend reinvestment program.

(3) Portfolio turnover excludes securities received or delivered from processing creations or redemptions of BLDRS Europe 100 ADR Fund Shares.

                See accompanying notes to financial statements.

BLDRS Europe 100 ADR Index Fund
of the BLDRS Index Funds Trust
Notes to Financial Statements
September 30, 2004
--------------------------------------------------------------------------------
1. Organization

     BLDRS Index Funds Trust (the "Trust") is a unit investment trust consisting of four separate investment portfolios, including BLDRS Europe 100 ADR Index Fund (the "Fund"), created under the laws of the State of New York and registered under the Investment Company Act of 1940. The Fund was created to provide investors with the opportunity to purchase units of beneficial interest in the Fund representing proportionate undivided interests in the portfolio of securities held by the Fund, which consists of substantially all of the securities, in substantially the same weighting, as the component securities of The BNY Europe 100 ADR Index.

     The Fund commenced operations on November 8, 2002 upon the initial issuance of 400,000 shares of the BLDRS Europe Markets 100 ADR Index Fund (equivalent to 8 Creation Units) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Fund. The Trustee paid the initial fees and expenses incurred in connection with the organization and offering of the Fund and its initial registration as an investment company.

     Nasdaq Global Funds, Inc. (formerly known as Nasdaq Financial Product Services, Inc.) is the Sponsor of the Trust and The Bank of New York is the Trustee.

2. Significant Accounting Policies

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Security Valuation

     Portfolio securities are valued based on their last sale price on the exchange or market where the security is primarily traded. Securities for which market quotations are not readily available are valued based on fair market value as determined by the Trustee in good faith based on available information. Factors considered by the Trustee when valuing securities in good faith are (a) the closing price for the Security on another market on which the security is traded (unless the Trustee deems such price inappropriate as a basis for evaluation) or if there is no such appropriate closing price, at the closing bid price on such other market, (b) on current bid prices on the Nasdaq Stock Market or such other markets, (c) if bid prices are not available, on the basis of current bid prices for comparable securities, (d) by the Trustee's appraising the value of the Securities in good faith on the bid side of the market, or (e) by any combination thereof.

Investment Transactions

     Investment transactions are recorded on trade date. Realized gains and losses from the sale or disposition of securities are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date.

Distributions to Unitholders

     The Fund declares and distributes dividends, if any, from net investment income to its unitholders quarterly. The Fund will distribute net realized capital gains, if any, at least annually.

Federal Income Tax

     The Fund has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying the Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

     At September 30, 2004, permanent differences were reclassified within the components of net assets, primarily due to the tax treatment of in-kind transactions and interest earned on redemptions. These differences resulted in a net decrease of $60,114 to undistributed net investment income and a corresponding increase of $60,114 to paid in capital. This reclassification had no effect on net assets of the Fund.

     The tax character of distributions paid during the periods ended September 30, 2004 and 2003 was $200,446 and $254,921 of ordinary income, respectively.

     At September 30, 2004, the components of distributable earnings (excluding unrealized appreciation and depreciation) on a tax basis were undistributed ordinary income of $44,433 and undistributed long term capital gain of $5,584.

3. Transactions with the Trustee, Licensor and Sponsor

     The Fund pays the expenses of its operations, including the fees of its Trustee and reimbursement to the Sponsor for expenses of the Sponsor relating to the marketing of the Trust and for payments to The Bank of New York (the "Licensor") for a license to use The Bank of New York's BNY Europe 100 ADR Index as a basis for determining the composition and weighting of securities held by the Fund. The Sponsor pays an annual licensing fee to the Licensor equal 6/100 of one percent (0.06%) of the average net assets of the Fund, and is reimbursed by the Fund for such payments, subject to waiver provisions discussed below.

     In accordance with the Trust Agreement, the Trustee maintains the Fund's accounting records, acts as custodian and transfer agent to the Fund, and provides administrative services, including filing of all required regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities, which must be delivered in exchange for the issuance of Creation Units of the Fund, and for adjusting the composition of the Fund's portfolio from time to time to conform to changes in the composition and/or weighting structure of the Index Securities of The Bank of New York's BNY Developed Markets 100 ADR Index. For these services, the Trustee receives a fee at the following annual rates:



          Net Asset Value             Fee as a Percentage of Net
            of the Fund                Asset Value of the Fund
----------------------------------   ---------------------------
$0--$499,999,999*                    10/100 of 1% per annum
$500,000,000--$2,499,999,999*        8/100 of 1% per annum
$2,500,000,000 and above*            6/100 of 1% per annum



* The fee indicated applies to that portion of the net asset value of the Fund that falls in the size category indicated and is computed each business day on the basis of the net asset value of the Fund on such day.


     The Sponsor had undertaken that on each day during the fiscal year ending September 30, 2004, and through January 28, 2006, the ordinary operating expenses of the Fund as calculated by the Trustee would not be permitted to exceed an amount which is 30/100 of one percent (0.30%) per annum of the daily net asset value of the Fund. To the extent during such period that ordinary operating expenses of the Fund exceeded such 0.30% amount, the Licensor will first waive licensing fees applicable to the Fund and, if such waiver is insufficient, the Sponsor will thereafter reimburse the Fund for or assume such excess ordinary operating expenses. The Licensor and Sponsor may be repaid by the Fund for, respectively, licensing fees so waived or expenses so reimbursed or assumed, in each case to the extent that subsequently during the fiscal year expenses fell below the 0.30% per annum level on any given day. For the year ended September 30, 2004 and the period November 8, 2002 to September 30, 2003, ordinary operating expenses incurred by the Fund exceeded the 0.30% per annum level and, accordingly, the Licensor waived $5,027 and $7,938 of expenses, and the Sponsor assumed $63,809 and $25,188 of expenses incurred by the Fund, respectively.

     Marketing expenses for the year ended September 30, 2004 and the period November 8, 2002 to September 30, 2003, represent expenses incurred by the Sponsor on behalf of the Fund and charged to the Fund, subject to the reimbursement provisions above.

4. Transactions in Shares of the BLDRS Europe 100 ADR Index Fund

     Transactions in shares of the BLDRS Europe 100 ADR Index Fund were as follows:



                                                                         For the Period
                                                  For the Year ended   November 8, 2002 to
                                                  September 30, 2004   September 30, 2003
                                                 -------------------- --------------------
                                                        Shares               Shares
                                                 -------------------- --------------------
BLDRS Europe 100 ADR Index Fund Shares sold ....        100,000              400,000
BLDRS Europe 100 ADR Index Fund Shares redeemed              --             (350,000)
                                                        -------             --------
Net increase ...................................        100,000               50,000
                                                        =======             ========


*  Commencement of operations.


     BLDRS Europe 100 ADR Index Fund Shares are issued and redeemed by the Fund only in Creation Unit size aggregations of 50,000 BLDRS Developed Markets 100 ADR Index Fund Shares. Such transactions are only permitted on an in-kind basis, with a separate cash payment that is equivalent to the undistributed net investment income per BLDRS Europe 100 ADR Index Shares and a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date.

     The transaction fee in connection with creation or redemption of Creation Units through the BLDRS Europe 100 ADR Clearing Process is $10 per each security "name" in the Portfolio Deposit or Redemption Payment, rounded up to the nearest $1,000 per participating party per day, regardless of the number of Creation Units purchased or redeemed on such day by participating party. The total fee charged in connection with the creation or redemption of Creation Units outside the BLDRS Europe 100 ADR Clearing Process is four times the normal transaction cost of $1,000 ($4,000) per participating party per day. Transaction fees are received by the Trustee and used to offset its expense of processing orders.

4. Transactions in Shares of the BLDRS Europe 100 ADR Index Fund (Continued)


     For year ended September 30, 2004 and the period November 8, 2002 to September 30, 2003, the Trustee earned $2,000 and $3,000, respectively in transaction fees. The Trustee, in its sole discretion, may voluntarily reduce or waive its fee, or modify its transaction fee schedule, subject to certain limitations. There were no such reductions or waivers for the year ended September 30, 2004 or the period November 8, 2002 to September 30, 2003.

5. Investment Transactions

     For the year ended September 30, 2004, the Fund had purchases and sales of investment securities of $1,079,621 and $1,064,822, respectively. This excludes securities received or delivered from processing creations or redemptions of the Fund Shares. At September 30, 2004, the cost of investments for federal income tax purposes was $7,639,605. Accordingly, gross unrealized depreciation was $163,336 and gross unrealized appreciation was $1,541,176, resulting in net unrealized appreciation of $1,377,840.

BLDRS Europe 100 ADR Index Fund
of the BLDRS Index Funds Trust
Schedule of Investments(1)
September 30, 2004


Depositary Receipts                                Shares        Value
-----------------------------------------------   --------   ------------
BP plc ........................................    9,995     $ 575,011
HSBC Holdings plc .............................    6,103       487,019
Vodafone Group plc ............................   18,405       443,745
GlaxoSmithKline plc ...........................    8,159       356,793
Total S.A. ....................................    3,407       348,093
Novartis AG ...................................    6,956       324,637
Royal Dutch Petroleum Company .................    5,768       297,629
UBS AG* .......................................    2,908       204,520
Sanofi-Aventis ................................    5,503       201,465
Shell Transport and Trading Co, PLC ...........    4,442       197,713
Telefonica, S.A. ..............................    4,049       182,165
AstraZeneca PLC ...............................    4,363       179,450
Nokia Corporation .............................   12,911       177,139
Barclays PLC ..................................    4,453       172,287
Siemens AG ....................................    2,319       170,910
ENI SpA .......................................    1,416       159,017
E.ON AG .......................................    1,916       141,209
ING Group .....................................    5,414       136,866
Ericsson LM Telephone Company* ................    4,284       133,832
Banco Bilbao Vizcaya Argentaria, S.A. .........    9,387       129,541
Santander Central Hispano S.A. ................   13,200       129,096
Deutsche Telekom AG ...........................    6,624       123,604
Lloyds TSB Group PLC ..........................    3,873       121,922
Deutsche Bank AG* .............................    1,506       108,342
Diageo plc ....................................    2,116       106,710
Credit Suisse Group ...........................    3,313       105,817
ABN AMRO Holding N.V. .........................    4,588       104,423
Anglo American plc ............................    4,132       100,201
France Telecom ................................    3,944        98,600
Allianz Aktiengesellschaft ....................    9,596        96,536
DaimlerChrysler AG* ...........................    2,310        95,680
Unilever N.V. .................................    1,582        91,440
SAP AG ........................................    2,304        89,741
BASF Aktiengesellschaft .......................    1,521        89,663
AXA ...........................................    4,179        84,750
Koninklijke Philips Electronics N.V.* .........    3,543        81,170

BLDRS Europe 100 ADR Index Fund
of the BLDRS Index Funds Trust
Schedule of Investments(1)
September 30, 2004 (continued)


Depositary Receipts                             Shares       Value
--------------------------------------------   --------   -----------
Rio Tinto PLC ..............................     738      $ 80,184
BT Group plc ...............................   2,369        78,059
Vivendi Universal* .........................   2,969        76,392
National Grid Transco PLC ..................   1,710        73,239
Telecom Italia SpA .........................   2,369        72,870
BHP Billiton Plc ...........................   3,416        72,248
BG Group plc ...............................   1,956        66,582
Unilever PLC ...............................   2,015        66,535
British American Tobacco PLC ...............   2,155        62,904
Repsol YPF SA ..............................   2,633        57,715
Suez .......................................   2,581        55,750
Groupe Danone ..............................   3,479        54,620
Enel S.p.A .................................   1,317        53,339
Bayer AG ...................................   1,907        52,309
Endesa SA ..................................   2,638        50,412
Prudential PLC .............................   2,800        45,864
Cadbury Schweppes PLC ......................   1,432        44,263
Imperial Tobacco Group PLC .................   1,009        44,235
Novo Nordisk A/S ...........................     784        42,940
mmO2 Plc ...................................   2,400        42,600
Royal KPN N.V.* ............................   5,565        41,571
Lafarge ....................................   1,891        41,129
Aegon NV ...................................   3,760        40,608
Scottish Power PLC .........................   1,287        39,691
Allied Irish Banks PLC .....................   1,180        39,259
ALCATEL ....................................   3,168        37,161
CRH PLC ....................................   1,466        34,671
Bank of Ireland ............................     616        33,387
Sanpaolo IMI S.p.A. ........................   1,443        32,612
ABB Ltd.* ..................................   5,166        31,616
Portugal Telecom SGPS SA ...................   2,850        31,350
Reed Elsevier PLC ..........................     880        31,249
WPP Group PLC ..............................     654        30,541
British Sky Broadcasting Group PLC .........     866        30,275
Schering Aktiengesellschaft ................     480        30,120
Norsk Hydro ASA ............................     411        30,102

BLDRS Europe 100 ADR Index Fund
of the BLDRS Index Funds Trust
Schedule of Investments(1)
September 30, 2004 (continued)


Depositary Receipts                             Shares        Value
--------------------------------------------   --------   -------------
STMicroelectronics NV ......................   1,653      $   28,564
Wolseley plc* ..............................     812          28,298
Syngenta ...................................   1,472          28,100
UPM Kymmene Corp ...........................   1,449          27,792
Koninklijke Ahold NV* ......................   4,296          27,451
Akzo Nobel NV ..............................     746          26,483
Allied Domecq Plc* .........................     766          26,258
Elan Corp, Plc* ............................   1,069          25,015
Pearson plc ................................   2,219          24,032
Smith & Nephew Group* ......................     517          23,963
Reed Elsevier NV ...........................     901          23,336
Carnival plc ...............................     469          23,286
Stora Enso OYJ .............................   1,704          23,055
Intercontinental Hotels Group PLC* .........   1,947          22,507
Reuters Group PLC ..........................     661          22,487
The BOC Group Plc. .........................     688          22,388
Volvo AB ...................................     629          22,160
TPG NV .....................................     867          21,242
Gallaher Group PLC .........................     452          21,004
National Bank of Greece S.A.* ..............   4,247          19,833
Veolia Environnement* ......................     649          18,659
Adecco SA ..................................   1,451          17,963
Infineon Technologies AG* ..................   1,692          17,292
ASML Holding N.V.* .........................   1,339          17,233
TDC A/S* ...................................     965          17,013
Telenor ASA* ...............................     744          16,852
United Utilities plc .......................     770          15,677
AB Electrolux ..............................     391          14,365
                                                          ----------
Total Investments (Cost $7,637,676).........              $9,017,446
                                                          ==========

BLDRS Europe 100 ADR Index Fund
of the BLDRS Index Funds Trust
Schedule of Investments(1)
September 30, 2004 (continued)


-----------------------------
(1) The securities of the Trust's investment portfolio categorized by industry group, as a percentage of total investments at value, were as follows:



                                                       Value at September 30,
                                                                2004
                                                      -------------------------
Industry Classification per BNY ADR Europe Index            $            %
------------------------------------------------      ------------- -----------
    Energy .....................................       $1,701,760       18.87%
    Banks ......................................        1,688,058       18.72%
    Pharmaceuticals ............................        1,160,420       12.87%
    Fixed-Line Communications ..................          662,084        7.34%
    Wireless Communications ....................          486,345        5.39%
    Electrical Utilities .......................          413,640        4.59%
    Insurance ..................................          404,624        4.49%
    Communications Technology ..................          348,132        3.86%
    Mining & Minerals ..........................          282,735        3.14%
    Food .......................................          256,858        2.85%
    Chemicals ..................................          218,943        2.43%
    Advanced Industrial Equipment ..............          202,526        2.25%
    Beverage ...................................          132,968        1.47%
    Tobacco ....................................          128,143        1.42%
    Food Retailers & Wholesalers ...............          108,621        1.20%
    Broadcasting ...............................          106,667        1.18%
    Publishing .................................          101,104        1.12%
    Automobile Manufacturers ...................           95,680        1.06%
    Software ...................................           89,741        1.00%
    Other Industries ...........................          428,397        4.75%
                                                       ----------      ------
                                                       $9,017,446      100.00%
                                                       ==========      ======



*  Designated as non-incoming producing.


                See accompanying notes to financial statements.

                       CREATION AND REDEMPTION OF SHARES

     Each Fund, a unit investment trust created under the laws of the State of New York pursuant to the Trust Agreement and Indenture, creates and redeems Shares only in Creation Unit size aggregations of 50,000 Shares or in multiples thereof (e.g., 100,000; 150,000; 200,000 Shares) on a continuous basis without a sales load, at the Fund's NAV next determined after receipt, on any Business Day, of an order in proper form. Shares may be created or redeemed in one of two ways: (1) through the "Clearing Process," which means the process of creating or redeeming Shares through the continuous net settlement system of NSCC by a participant in the CNS system of NSCC (a "Participating Party"); or
(2) outside of the Clearing Process which means through DTC, by a "DTC Participant", which party, in each case, must have executed an agreement with the relevant Fund, the Distributor and the Trustee with respect to the procedure for creations and redemptions of Creation Units ("Participant Agreement"). The Participating Party authorizes the Distributor to transmit trade instructions through the Trustee to NSCC. Participating Parties and DTC Participants are collectively referred to as "Authorized Participants".

     Investors may contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. As of September 30, 2004, the value of the securities comprising a deposit of designated equity securities necessary for an in-kind purchase of a Creation Unit for each Fund was as follows:

     BLDRS Asia 50 ADR Index Fund -- $3,130,970.

     BLDRS Developed Markets 100 ADR Index Fund -- $2,975,299.

     BLDRS Emerging Markets 50 ADR Index Fund -- $3,600,454.

     BLDRS Europe 100 ADR Index Fund -- $3,005,718.

Creation or Redemption of Shares Through the Clearing Process.

     a. Creation

     Shares may be purchased from a Fund only in Creation Unit size aggregations by tendering to the Trustee an in-kind deposit of a designated portfolio of equity securities ("Deposit Securities") per each Creation Unit, which constitutes a substantial replication of the stocks included in the relevant benchmark BNY ADR Index, a "Cash Component" plus the creation Transaction Fee. The Cash Component is an amount equal to the dividends on all Fund Securities with ex-dividend dates within the accumulation period for a dividend distribution ("Accumulation Period"), net of expenses and liabilities for such period, as if all the Fund Securities had been held by the Fund for the entire Accumulation Period, as proscribed by the Trustee, together with the Balancing Amount (as defined in "Determination of the Portfolio Deposit," below). Together the Deposit Securities and the Cash Component constitute the "Portfolio Deposit".

     If a Participating Party is restricted by regulation or otherwise from investing or engaging in a particular Deposit Security, the Participating Party must substitute the cash equivalent value of such Deposit Security in lieu of such Deposit Security.

     Creation Units may also be purchased in advance of receipt by the Trustee of all or a portion of the Portfolio Deposit, subject to the following procedures. In these circumstances, a Participating Party intending to utilize this procedure will be required to post collateral with the Trustee outside of the NSCC consisting of: (i) cash at least equal to 115% of the closing value, on the day the order to purchase Creation Units is deemed received, of the portion of the Deposit Securities not expected to be available in the account of the Participating Party for delivery to the BLDRS Index Fund on the third Business Day following placement of such order, and (ii) such additional deposits as will reflect daily marked to the market increases (but no decreases) in such value as determined by the Trustee. This cash collateral will be required to be posted with the Trustee by 11:00 a.m. on the morning of the Business Day following the day such order is deemed received by the Distributor, or else the order to purchase Creation Units will be cancelled. The Trustee will hold such collateral in an account separate and apart from the BLDRS Index Fund. To the extent that missing Deposit Securities are not received by a certain time or in the event a mark to market payment is not made within a certain time following notification by the Distributor that such a payment is required, the Trustee may use the cash on deposit to purchase the securities that were to be deposited. An investor will be liable to the Trustee for the costs incurred in connection with any such purchases. These costs include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such securities on the day the purchase order was received by the Distributor plus the brokerage and related transaction costs. The Trustee will return any unused portion of the cash once all of the missing securities have been properly received by the Trustee or purchased by the Trustee and deposited into a Fund. The delivery of Creation Units will occur no later than the third (3rd) Business Day following the day on which the purchase order is received by the Distributor.

     b. Redemption

     Enough Shares must be accumulated in the secondary market to constitute a Creation Unit in order to have Shares redeemed by a Fund. A FUND WILL NOT REDEEM SHARES IN AN AMOUNT LESS THAN A CREATION UNIT. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

     The redemption proceeds for a Creation Unit generally will be made by each Fund through delivery of designated Fund Securities ("Redemption Securities") -- as announced by the Trustee on the Business Day the request for redemption is received in proper form -- plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities ("Cash Redemption Amount"), less a redemption Transaction Fee. The Redemption Securities and the Cash Redemption Amount constitute a "Redemption Payment". It is expected that the identity and number of Fund Securities delivered to a redeeming Shareholder will be similar to the identity and number of the Deposit Securities. In the event that the Fund Securities have a value greater than the NAV of the Shares tendered for redemption, a compensating cash payment equal to the difference must be made by or through an Authorized Participant by or on behalf of the redeeming shareholder.

     If the Trustee determines that a Fund Security is likely to be unavailable or available in insufficient quantity for delivery by the Trust upon redemption, the Trustee may elect to deliver the cash equivalent value of any such Fund Securities, based on its market value as of the Valuation Time on the date such redemption is deemed received by the Trustee as a part of the Cash Redemption Amount in lieu thereof.

     If a redeemer is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Fund Securities, the Trustee may elect to deliver the cash equivalent value based on the market value of any such Fund Securities as of the Valuation Time on the date of the redemption as a part of the Cash Redemption Amount in lieu thereof. In such case, the investor will pay the Trustee the standard Transaction Fee, and may pay an additional amount equal to the actual amounts incurred in connection with such transaction(s) but in any case not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

     At the discretion of the Trustee and NSCC, the Trustee, upon the request of a redeemer, may elect to redeem Creation Units in whole or in part by providing such redeemer with a portfolio of Fund Securities that differ in exact composition and/or weighting from the Index Securities of the relevant BNY ADR Index but not differing in NAV from the then current Portfolio Deposit. Such a redemption is likely to be made only if it were determined that it would be appropriate in order to maintain the Fund's correspondence to the composition and weighting of its relevant BNY ADR Index.

     Orders to redeem Creation Units of the Funds through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Deposit Securities and the Cash Redemption Amount will be transferred to the redeeming party by the third (3rd) Business Day following the date on which such request for redemption is received in proper form by the Trustee.



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


Creation and Redemption of Shares Outside the Clearing Process.

     a. Creation

     Shares may be purchased outside the Clearing Process by using a DTC Participant who has executed a Participant Agreement and requests such creation of Creation Units to be affected through a transfer of the Deposit Securities within the Portfolio Deposit directly through DTC. The Cash Component must be transferred directly to the Trustee through the Federal Reserve wire system. The delivery of Creation Units of Shares so created must occur no later than the third (3rd) Business Day following the day on which the purchase order is received by the Distributor.

     If a Participating Party is restricted by regulation or otherwise from investing or engaging in a particular Deposit Security, the Participating Party may substitute the cash equivalent value of such Deposit Security in lieu of such Deposit Security.

     b. Redemption

     Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. Such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be affected through a transfer of Shares directly through DTC.

     After the receipt of an order for redemption outside the Clearing Process, the Trustee will initiate procedures to transfer the requisite Redemption Payment to be delivered to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third (3rd) Business Day following the date on which such request for redemption is received by the Trustee.

     At the discretion of the Trustee and NSCC, the Trustee, upon the request of a redeemer, may elect to redeem Creation Units in whole or in part by providing such redeemer with a portfolio of Funds Securities that differ in exact composition and/or weighting from the Index Securities of the relevant BNY ADR Index but not differing in NAV from the then current Portfolio Deposit. Such a redemption is likely to be made only if it were determined that it would be appropriate in order to maintain the Fund's correspondence to the composition and weighting of its relevant BNY ADR Index.


Redemptions will be Subject to Applicable Laws.

     Redemptions of Shares for Redemption Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Redemption Securities upon redemption or could not do so without first registering the


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

Redemption Securities under such laws. If an investor is subject to a legal restriction with respect to a particular security, the investor may (at the option of the Trustee) be paid an equivalent amount of cash in lieu of such security. The Authorized Participant may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payments, beneficial ownership of Shares or delivery instructions.

     The right of redemption may be suspended or the date of payment postponed with respect to any Fund: (1) for any period during which the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of Shares or determination of the Shares' NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Creation and Redemption Transaction Fee.

     To compensate the Trustee for transfer and other transaction costs involved in creation and redemption transactions made through the Clearing Process, investors will be required to pay a "Transaction Fee", payable to the Trustee, of $10 per each security "name" in the Portfolio Deposit or Redemption Payment, rounded up to the nearest $500 per Participating Party per day, regardless of the number of Creation Units purchased or redeemed on such day by such Participating Party. The amount of the Transaction Fee in effect at any given time will be made available upon request to the Trustee. An additional charge of up to three (3) times the Transaction Fee, which fee is expressed as a percentage of the value of the Portfolio Deposit, may be imposed for (i) creations and redemptions of Creation Units outside the Clearing Process; and
(ii) cash creations (to offset the Trustee's brokerage and other transaction costs associated with using cash to purchase the requisite Portfolio Deposit). Investors are responsible for the costs of transferring the securities constituting the Portfolio Deposit to the account of a Fund.

     Rejecting an Order. The Trustee reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of any Fund if:
(a) the order is not in proper form; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (c) the Portfolio Deposit delivered is not as disseminated through the facilities of NSCC for that date by the Trustee, as described above; (d) acceptance of the Portfolio Deposit would have certain adverse tax consequences to the relevant Fund; (e) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trustee, have an adverse effect on the Trust or the rights of Beneficial Owners; or (g) in the event that circumstances outside the control of the Distributor and the Trustee make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages


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


resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trustee, the Distributor, DTC, NSCC or any other party in the creation process, and similar extraordinary events. The Distributor will notify the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trustee and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor will either of them incur any liability for the failure to give any such notification. In addition, redemption orders must be received in the proper form as described in the Participant Agreement.


     All questions as to the number of shares of each security in the Portfolio Deposit and Redemption Payment, and the validity, form, eligibility and acceptance for deposit of any securities to be delivered will be determined by the Trustee, and the Trustee's determination will be final and binding.

                                THE PORTFOLIOS


     Relationship to the Relevant BNY ADR Index. Because the objective of each Fund is to provide investment results that correspond generally, before fees and expenses, to the price and yield performance of the relevant benchmark BNY ADR Index, a Fund's portfolio of securities is intended to correspond generally to its relevant benchmark BNY ADR Index and will consist of as many of the Depositary Receipts comprising the relevant benchmark BNY ADR Index as is practicable. Cash or cash items (other than dividends held for distribution) normally will not be a substantial part of a Fund's net assets. Although a Fund may at any time not own certain of the Index Securities, a Fund will be substantially invested in Index Securities and the Sponsor believes that such investment should result in a close correspondence between the investment performance of the relevant benchmark BNY ADR Index and that derived from ownership of the Shares of the relevant Fund.

     Each of the relevant benchmark BNY ADR Indexes is a capitalization-weighted index of Depositary Receipts calculated under the auspices of the Licensor. At any moment in time, the value of a BNY ADR Index equals the aggregate free-float adjusted market capitalization of each relevant component Index Security, evaluated at their respective last sale prices on NASDAQ, the NYSE, or The American Stock Exchange ("AMEX"), divided by a scaling factor ("divisor") which yields a resulting index value in the reported magnitude.


     Change to a BNY ADR Index. Periodically, the Licensor may determine that total share quantities have changed in one or more Index Securities due to secondary offerings, repurchases, conversions or other corporate actions. The Licensor may periodically replace one or more Index Securities in the relevant benchmark BNY ADR Index due to corporate actions, bankruptcies or other market conditions, or if the issuers of such Index Securities fail to meet the criteria for inclusion in the relevant benchmark BNY ADR Index. Ordinarily, whenever there


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

is a change in share quantities or a change in the Index Securities included in the relevant benchmark BNY ADR Index, the Licensor adjusts the divisor to assure that there is no discontinuity in the value of the relevant benchmark BNY ADR Index. Changes to the relevant benchmark BNY ADR Index will cause the Trustee to make corresponding portfolio adjustments as described below.

     Adjustments to Portfolios. As set forth in the Trust Agreement and Indenture, the Trustee will adjust the composition of a Fund's portfolio from time to time to conform to changes in the composition and/or weighting structure of the Index Securities of each Fund's relevant benchmark BNY ADR Index. The Trustee aggregates certain of these adjustments and makes conforming changes to a Fund's portfolio at least quarterly; however, modifications are made more frequently in the case of significant changes to the relevant benchmark BNY ADR Index. Specifically, the Trustee is required to adjust the composition of a Fund's portfolio any time there is a change in the identity of any Index Security (i.e., a substitution of one security in replacement of another), which adjustment is to be made within three (3) Business Days before or after the day on which the change in the identity of such Index Security is scheduled to take effect at the close of the market. Although the investment objective of each Fund is to provide investment results which correspond generally, before fees and expenses, to the performance of the relevant benchmark BNY ADR Index, it is not always efficient to replicate identically the share composition of the relevant benchmark BNY ADR Index if the transaction costs incurred by a Fund in so adjusting the Fund's portfolio would exceed the expected misweighting that would ensue by failing to replicate identically minor and insignificant share changes to the relevant benchmark BNY ADR Index. Accordingly, minor misweightings are generally permitted subject to the guidelines described in the following paragraph.

     The Trustee is required to adjust the composition of a Fund's portfolio of securities at any time that the weighting of any security held in a Fund's portfolio varies in excess of one hundred and fifty percent (150%) of a specified percentage, which percentage varies from 25/100 of 1% to 2/100 of 1%, depending on the NAV of the relevant Fund (in each case, the "Misweighting Amount"), from the weighting of such security held in the Fund's portfolio in the benchmark BNY ADR Index (a "Misweighting"). The Trustee will examine each security held in a Fund's portfolio on each Business Day, comparing the weighting of each such security in the portfolio to the weighting of the corresponding Index Security in the relevant benchmark BNY ADR Index, based on prices at the close of the market on the preceding Business Day (a "Weighting Analysis"). In the event that there is a Misweighting in any security in excess of one hundred and fifty percent (150%) of the applicable Misweighting Amount, the Trustee will calculate an adjustment to the Fund's portfolio in order to bring the Misweighting of such security within the Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. Also, on a monthly basis, the Trustee will perform a Weighting Analysis for each security held in a Fund's portfolio, and in any case where there exists a Misweighting


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

exceeding one hundred percent (100%) of the applicable Misweighting Amount, the Trustee will calculate an adjustment to the Fund's portfolio in order to bring the Misweighting of such security within the applicable Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. In the case of any adjustment to a Fund's portfolio due to a Misweighting, the purchase or sale of securities necessitated by such adjustment will be made within three (3) Business Days of the day on which the Misweighting is determined. In addition to the foregoing adjustments, the Trustee reserves the right to make additional adjustments periodically with respect to a security held in a Fund's portfolio that may be misweighted by an amount within the applicable Misweighting Amount in order to reduce the overall Misweighting of a Fund's portfolio.

     The foregoing guidelines with respect to Misweightings will also apply to any Index Security that: (1) is likely to be unavailable for delivery or available in insufficient quantity for delivery; (2) cannot be delivered to the Trustee due to restrictions prohibiting a creator from engaging in a transaction involving such Index Security; or (3) is not eligible to be processed through the Clearing Process. (From time to time, an Index Security may not be eligible for transfer through the Clearing Process because such security is not eligible for transfer through the systems of DTC.) Upon receipt of an order for a Creation Unit that involves such an Index Security, the Trustee will determine whether the substitution of cash will cause a Misweighting in a Fund's portfolio with respect to such Index Security. If a Misweighting results, the Trustee will purchase the required number of shares of such Index Security on the opening of the market on the following Business Day.

     Pursuant to these guidelines, the Trustee will calculate the required adjustments and will purchase and sell the appropriate securities. As a result of the purchase and sale of securities in accordance with these requirements, or the completion of a creation order, the Trustee may hold some amount of residual cash (other than cash held temporarily due to timing differences between the sale and purchase of securities or cash delivered in lieu of Index Securities or undistributed income or undistributed capital gains) as a result of such transactions, which amount will not exceed for more than five (5) consecutive Business Days 5/10th of 1% of the aggregate value of the securities. In the event that the Trustee has made all required adjustments and is left with cash in excess of 5/10th of 1% of the aggregate value of the securities held in a Fund's portfolio, the Trustee will use such cash to purchase additional Index Securities that are under-weighted in a Fund's portfolio as compared to their relative weightings in the relevant benchmark BNY ADR Index.

     All adjustments to a Fund's portfolio pursuant to these procedures will be non-discretionary. Portfolio adjustments will be made unless such adjustments would cause a Fund to lose its status as a "regulated investment company" under Subchapter M of the Code. Additionally, the Trustee is required to adjust the composition of a Fund's portfolio at any time if it is necessary to insure the continued qualification of a Fund as a regulated investment company.


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

     If the method of determining the relevant benchmark BNY ADR Index is changed by the Licensor, the Trustee and the Sponsor will have the right to amend the Trust Agreement and Indenture, without the consent of DTC or the Beneficial Owners, to conform the adjustments to such changes so that a Fund's objective of tracking the relevant benchmark BNY ADR Index is maintained.

     The Trustee will rely on data provided by the Licensor and other financial industry sources for information as to the composition and weightings of the Index Securities. If the Trustee cannot obtain or process such information or NSCC is unable to receive such information from the Trustee on any Business Day, then the composition and weightings of the Index Securities for the most recently effective Portfolio Deposit will be used for the purposes of all adjustments and determinations, and determination of the securities portion of the Portfolio Deposit until the earlier of: (a) such time as current information with respect to the Index Securities is available; or (b) three (3) consecutive Business Days have elapsed. If such current information is not available and three (3) consecutive Business Days have elapsed, the composition and weightings of the securities held in a Fund's portfolio (as opposed to the Index Securities) will be used for the purposes of all adjustments and determinations and determination of the securities portion of the Portfolio Deposit until current information with respect to the Index Securities is available.

     In the event a Fund is terminated, the Trustee will use the composition and weightings of the Index Securities as of the date the Trustee received notice of termination for all redemptions or other required uses of the relevant index.


     Mergers Involving Fund Securities. Each Fund, as a shareholder of securities of an issuer that is the object of such merger or acquisition activity, may receive various offers from would-be acquirors of the issuer. The Trustee may not accept any such offers until the Licensor has determined that the securities of the issuer will be removed from the relevant benchmark BNY ADR Index. Securities of an issuer are often removed from the relevant benchmark BNY ADR Index only after the consummation of a merger or acquisition of such an issuer. In selling the securities of such issuer the Trustee may receive, to the extent that market prices do not provide a more attractive alternative, whatever consideration is being offered to the shareholders of such issuer that have not tendered their shares prior to such time. Any cash received in such transactions will be reinvested in Index Securities. Any securities received as a part of the consideration that are not Index Securities will be sold as soon as practicable and the cash proceeds of such sale will be invested in Index Securities.


     Securities Transactions. Purchases and sales of securities held in a Fund's portfolio resulting from the adjustments may be made in the share amounts dictated by the foregoing specifications, whether round lot or odd lot and will include brokerage commissions and other transaction charges. Certain Index Securities, however, may at times not be available in the required quantities requested. For this and other reasons, precise duplication of the proportionate relationship between a Fund's portfolio and its

Index Securities may not ever be possible but nevertheless will continue to be the objective in connection with all acquisitions and dispositions of Index Securities.

                       DETERMINATION OF NET ASSET VALUE


     NAV per Share for each Fund is computed by dividing the value of net assets (i.e., the value of the Fund's total assets less total liabilities) by the Fund's total number of Shares outstanding. The NAV of each Fund is calculated by the Trustee and determined each Business Day at the close of regular trading of the NASDAQ (ordinarily 4:00 p.m. New York time). The expenses of the relevant Fund are accrued daily and reflected in the NAV per Share of each Fund.

     In computing a Fund's NAV per Share, the Fund's Securities are generally valued based on their closing sale price. Price information on listed securities is taken from the exchange or market where the security is primarily traded. Fund Securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Trustee in accordance with procedures set forth in the Trust Agreement and Indenture.


                    DETERMINATION OF THE PORTFOLIO DEPOSIT

     On each Business Day, the number of shares and/or identity of each of the Index Securities in a Portfolio Deposit is adjusted in accordance with the following procedure. At the close of the market on each day in which the number of shares and/or identity of each of the Index Securities in a Portfolio Deposit is adjusted ("Adjustment Day"), the Trustee calculates the NAV of each Fund. The NAV is divided by the number of outstanding Shares, multiplied by 50,000 Shares in one Creation Unit aggregation, resulting in an NAV per Creation Unit ("NAV Amount"). The Trustee then calculates the number of shares (without rounding) of each of the component stocks of the relevant benchmark BNY ADR Index in a Portfolio Deposit for the following Business Day ("Request Day"), such that: (1) the market value at the close of the market on Adjustment Day of the securities to be included in the Portfolio Deposit on Request Day, together with the amount intended to enable a Fund to make a distribution of dividends on the next dividend payment date as if all the securities in a Fund's portfolio had been held for the entire dividend period ("Dividend Equivalent Payment") as calculated by the Trustee, effective for requests to create or redeem on Adjustment Day, equals the NAV Amount; and (2) the identity and weighting of each of the securities in a Portfolio Deposit mirrors proportionately the identity and weightings of the securities in the relevant benchmark BNY ADR Index, each as in effect on Request Day. For each security, the number resulting from such calculation is rounded to the nearest whole share, with a fraction of 0.50 being rounded up. The identities and number of shares of the securities so calculated constitute the securities portion of the Portfolio Deposit effective on Request Day and thereafter until the next subsequent Adjustment Day, as well as the Index Securities to be delivered by the Trustee in the event of a request for redemption of Creation Units on Request Day and thereafter until the following Adjustment Day (see "Creation and Redemption of


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

Shares"). In addition to the foregoing adjustments, in the event that there will occur a stock split, stock dividend or reverse split with respect to any Index Security that does not result in an adjustment to the relevant benchmark BNY ADR Index divisor, the Portfolio Deposit will be adjusted to take account of such stock split, stock dividend or reverse split by applying the stock split, stock dividend or reverse stock split multiple (e.g., in the event of a two-for-one stock split of an Index Security, by doubling the number of shares of such Index Security in the prescribed Portfolio Deposit), in each case rounded to the nearest whole share.


     On each Request Day the Trustee calculates the market value of the securities portion of the Portfolio Deposit as in effect on a Request Day as of the close of the market and adds to that amount the Dividend Equivalent Payment effective for requests to create or redeem on a Request Day (such market value and Dividend Equivalent Payment are collectively referred to as the "Portfolio Deposit Amount"). The Trustee then calculates the NAV Amount, based on the close of the market on Request Day. The difference between the NAV Amount so calculated and the Portfolio Deposit Amount is the "Balancing Amount". The Balancing Amount serves the function of compensating for any differences between the value of the Portfolio Deposit Amount and the NAV Amount at the close of trading on Request Day due to, for example, (1) differences in the market value of the securities in the Portfolio Deposit and the market value of the Securities on Request Day and (2) any variances from the proper composition of the Portfolio Deposit.


     Notwithstanding the foregoing, on any Adjustment Day on which (a) no change in the identity and/or share weighting of any Index Security is scheduled to take effect that would cause the relevant benchmark BNY ADR Index divisor to be adjusted after the close of the market on such Business Day,(1) and (b) no stock split, stock dividend or reverse stock split with respect to any Index Security has been declared to take effect on the corresponding Request Day, the Trustee reserves the right to forego making any adjustment to the Securities portion of the Portfolio Deposit and to use the composition and weightings of the Index Securities for the most recently effective Portfolio Deposit for the Request Day following such Adjustment Day. In addition, the Trustee further reserves the right to calculate the adjustment to the number of shares and/or identity of the Index Securities in a Portfolio Deposit as described above except that such calculation would be employed two (2) Business Days rather than one (1) Business Day prior to the Request Day.

-------------
     (1) The Licensor publicly announces changes in the identity and/or the weighting of the securities in the relevant benchmark BNY ADR Index in advance of the actual change. The announcements are made after the close of trading on such day. In the event that the Trustee has included the cash equivalent value of one or more Index Securities in the Portfolio Deposit because the Trustee has determined that such Index Securities are likely to be unavailable or available in insufficient quantity for delivery, the Portfolio Deposit so constituted will dictate the Index Securities to be delivered in connection with the creation of Shares in Creation Unit size aggregations and upon the redemption of Shares in Creation Unit size aggregations for all purposes hereunder until such time as the securities portion of the Portfolio Deposit is subsequently adjusted. Brokerage commissions incurred by the Trustee in connection with the acquisition of any such Index Securities will be at the expense of a Fund and will affect the value of all Shares.

     The Dividend Equivalent Payment and the Balancing Amount in effect at the close of business on Request Date are collectively referred to as the Cash Component or the Cash Redemption Payment. If the Balancing Amount is a positive number (i.e., if the NAV Amount exceeds the Portfolio Deposit Amount) then, with respect to the creation of Shares, the Balancing Amount will increase the Cash Component of the then effective Portfolio Deposit transferred to the Trustee by a creator, and with respect to redemptions of Shares in Creation Unit size aggregations, the Balancing Amount will be added to the cash transferred to a redeemer by the Trustee. If the Balancing Amount is a negative number (i.e., if the NAV Amount is less than the Portfolio Deposit Amount) then, with respect to the creation of Shares such amount will decrease the Cash Component of the then effective Portfolio Deposit to be transferred to the Trustee by the creator or, if such cash portion is less than the Balancing Amount, the difference will be paid by the Trustee to the creator, and with respect to redemptions of Shares in Creation Unit size aggregations, the Balancing Amount will be deducted from the cash transferred to the redeemer or, if such cash is less than the Balancing Amount, the difference will be paid by the redeemer to the Trustee.


                      DISTRIBUTIONS TO BENEFICIAL OWNERS


     Quarterly cash distributions, net of fees and expenses, representing dividends accumulated on the securities held by the relevant Fund through the quarterly dividend period, accrued daily for such period, will be distributed to Beneficial Owners on the records of DTC and the DTC Participants on the second Business Day following the third Friday in each of March, June, September and December, unless such day is not a Business Day, in which case the ex-dividend date is the immediately preceding Business Day. The Trustee may deduct the amount of any tax or other governmental charge from a distribution before making payment.

     The Trustee intends to declare special dividends and make additional distributions to the minimum extent necessary to maintain each Funds' status as a regulated investment company: (i) to distribute the entire annual investment company taxable income of the relevant Fund, plus any net capital gains; and
(ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. The additional distributions, if needed, would consist of (a) an increase in the distribution scheduled for January to include any amount by which a Fund's investment company taxable income and net capital gains as estimated for a year exceeds the amount of a Fund's taxable income previously distributed with respect to such year or, if greater, the minimum amount required to avoid imposition of such excise tax, and (b) a distribution soon after actual annual investment company taxable income and net capital gains of the relevant Fund have been computed of the amount, if any, by which such actual income exceeds the distributions already made. The magnitude of the additional distributions, if any, will depend upon a number of factors, including the level of redemption activity experienced by the relevant Fund. Because substantially all proceeds from the sale of securities in connection with adjustments to the relevant Fund's Portfolio will have been used to purchase additional shares of Index Securities, the relevant Fund may have no cash or insufficient cash with which to pay such additional distributions. In that case, the Trustee will have to sell shares of the Fund securities sufficient to produce the cash required to make such additional distributions.


     The Trustee may vary the frequency with which periodic distributions are made (e.g., from quarterly to semi-annually) if it is determined by the Sponsor and the Trustee that such a variance would be advisable to facilitate compliance with the rules and regulations applicable to regulated investment companies or would otherwise be advantageous to a Fund. In addition, the Trustee may change the regular ex-dividend date for Shares to another date within the month or quarter if it is determined by the Sponsor and the Trustee, in their discretion, that this would be advantageous to a Fund. Notice of any change will be provided.

                              EXPENSES OF A FUND


     After reflecting waivers and reductions, ordinary operating expenses of each Fund are currently being accrued at an annual rate of 0.30% per year of each Fund's daily average net assets; future accruals will depend primarily on the level of each Fund's net assets and the level of Fund expenses. There is no guarantee that each Fund's ordinary operating expenses will not exceed 0.30% per year and under the Trust Agreement and Indenture such rate may be changed without notice. Therefore, it is possible that, on any day and during any period over the life of each Fund, total fees and expenses of each Fund may exceed 0.30% per year.

     Until the Sponsor determines otherwise, the Sponsor has undertaken to reimburse a Fund for all ordinary operating expenses of the Fund, as calculated by the Trustee, that exceed an amount that is 0.30% per year of the daily NAV of such Fund; the Sponsor has contractually agreed to so reimburse such Fund through January 28, 2006. To the extent during such period the ordinary operating expenses of a Fund do exceed the 0.30% amount, the Licensor will first waive licensing fees applicable to that Fund and, if such waiver is insufficient, the Sponsor will thereafter reimburse that Fund for or assume such excess ordinary operating expenses. Ordinary operating expenses of a Fund will not include taxes, brokerage commissions and such extraordinary non-recurring expenses as may arise, including the cost of any litigation to which a Fund or Trustee may be a party. The Licensor and the Sponsor may be repaid by a Fund for, respectively, licensing fees so waived or expenses so reimbursed or assumed, in each case to the extent that subsequently during such period expenses fall below the 0.30% per year level on any given day.


     The Sponsor or the Trustee from time to time may voluntarily assume some expenses or reimburse a Fund so that total expenses of a Fund are reduced, although neither the Sponsor nor the Trustee is obligated to do so and either one or both parties may discontinue such voluntary assumption of expenses or reimbursement at any time without notice.

     Under the Trust Agreement and Indenture, the following charges are or may be accrued and paid by a Fund: (a) the Trustee's fee; (b) fees payable to transfer agents for the provision of transfer agency services; (c) fees of the Trustee for extraordinary services; (d) various governmental charges; (e) any taxes, fees and charges payable by the Trustee with respect to Shares; (f) expenses and costs of any action taken by the Trustee or the Sponsor to protect a Fund and the rights and interests of Beneficial Owners of Shares; (g) indemnification of the Trustee or the Sponsor for any losses, liabilities or expenses incurred by it in the administration of a Fund without gross negligence, bad faith, willful misconduct or willful malfeasance on its part or reckless disregard of its obligations and duties; (h) expenses incurred in contacting Beneficial Owners of Shares during the life of a Fund and upon termination of a Fund; (i) brokerage commissions and other transactional charges incurred by the Trustee when acquiring or selling Index Securities; and
(j) other out-of-pocket expenses of a Fund.


     Insofar as indemnification for liability arising under the Securities Act of 1933 ("1933 Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


     The Sponsor reserves the right to charge each Fund a special sponsor fee from time to time in reimbursement for certain services it may provide to each Fund which would otherwise be provided by the Trustee in an amount not to exceed the actual cost of providing such services.

     In addition to the specific expenses discussed above, the following expenses are or may be charged to a Fund: (a) reimbursement to the Sponsor of amounts paid by it to the Licensor in respect of annual licensing fees pursuant to the License Agreement; (b) federal and state annual registration fees for the issuance of Shares; and (c) expenses of the Sponsor relating to the printing and distribution of marketing materials describing Shares of each Fund (including, but not limited to, associated legal, consulting, advertising and marketing costs and other out-of-pocket expenses such as printing). Pursuant to the provisions of an exemptive order, the special sponsor fee and the expenses set forth in items (a), (b) and (c) in this paragraph may be charged to each Fund by the Trustee in an amount equal to the actual costs incurred, but in no case will such charges exceed 0.30% per year of the daily NAV of each Fund.

     If the income received by a Fund in the form of dividends and other distributions on the securities in the Fund's portfolio is insufficient to cover its expenses, the Trustee may make advances to a Fund to cover such expenses, secured by a lien in the Trustee's favor on the Fund's assets; otherwise the Trustee may sell securities held in a Fund's portfolio in an amount sufficient to pay such expenses. The Trustee may reimburse itself in the amount of any such advance, plus any amounts required by the Federal Reserve Board which are related to such advances, together with interest thereon at a percentage rate equal to the then current overnight federal funds rate, by deducting such amounts from: (1) dividend payments or other income of a Fund when such payments or other income is received; (2) the amounts earned or benefits derived by the Trustee on cash held for the benefit of a Fund; and (3) the sale of Securities. In the event that any advance remains outstanding for more than forty-five (45) Business Days, the Trustee may sell Fund Securities to reimburse itself for the amount of such advance and any accrued interest thereon. In addition to adjustments to a Fund's portfolio from time to time to conform to changes in the composition or weighting of the Index Securities, the Trustee is also ordinarily required to sell a Fund's Securities to obtain sufficient cash proceeds for the payment of a BLDRS Index Fund's fees and expenses at any time that projected annualized fees and expenses accrued on a daily basis exceed projected annualized dividends and other Fund income accrued on a daily basis by more than 1/100th of one percent (0.01%) of the NAV of the relevant Fund.

     Whenever the 0.01% threshold is exceeded, the Trustee will sell sufficient Fund Securities to cover such excess by no later than the next occasion it is required to make adjustments to Fund's portfolio due to a Misweighting unless the Trustee determines in its discretion, that such a sale is unnecessary because the cash to be generated is not needed by the Fund at that time for payment of expense then due or because the Trustee otherwise determines that such sale is not warranted or advisable. At the time of the sales the Trustee shall first sell a Fund's Securities that are over weighted as compared to their relative weighting in the relevant BNY ADR Index.

                  BOOK-ENTRY ONLY; NOTICES AND DISTRIBUTIONS


     DTC acts as the securities depositary for Shares pursuant to a Depository Agreement with the Trustee. Shares are represented by a single global security ("Global Security"), which is registered in the name of Cede & Co., as nominee for DTC and deposited with, or on behalf of, DTC. The Trustee recognizes DTC or its nominee as the owner of all Shares for purposes except as expressly set forth in the Trust Agreement and Indenture. Certificates will not be issued for Shares.


     DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934 ("Exchange Act"). DTC was created to hold the securities of the DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through an electronic book-entry system, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom own DTC. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").


     Upon the settlement date of any creation, transfer or redemption of Shares, DTC will credit or debit, on its book-entry registration and transfer system, the amount of Shares so created, transferred or redeemed to the accounts of the appropriate DTC Participants. The accounts to be credited and charged will be designated by the Trustee to NSCC, in the case of a creation or redemption through the Clearing Process, or by the Trustee and the DTC Participant, in the case of a creation or redemption transacted outside of the Clearing Process. Beneficial Owners will be shown on, and the transfer of ownership will be effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners are expected to receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form thereby impairing the ability of certain investors to acquire beneficial interests in Shares.


     References to the registered or record owners of Shares mean Cede & Co., not the Beneficial Owners of Shares. Beneficial Owners of Shares will not be entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered the record or registered holder thereof under the Trust Agreement and Indenture. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its Shares, to exercise any rights under the Trust Agreement and Indenture. The Trustee and the Sponsor understand that under existing industry practice, in the event the Trustee requests any action of a Beneficial Owner, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action or would otherwise act upon the instructions of Beneficial Owners owning through them.

     To effect communications with Beneficial Owners, DTC is required to make available to the Trustee upon request and for a fee to be charged to the relevant

Fund a listing of the Share holdings of each DTC Participant. The Trustee will inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant; and provide each such DTC Participant with copies of the relevant notice, statement or other communication, in such form, number and at such place as the DTC Participant reasonably requests so that such notice, statement or communication may be transmitted to such Beneficial Owners. In addition, the relevant Fund will pay each DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

     Share distributions will be made to DTC or its nominee, Cede & Co., as the registered owner of all Shares. The Trustee and the Sponsor expect that DTC or its nominee, upon receipt of any payment of distributions in respect of Shares, will credit immediately the DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants are governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name", and are the responsibility of such DTC Participants. Neither the Trustee nor the Sponsor has or will have any responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners.

     Under the Depository Agreement, DTC may determine to discontinue providing its service with respect to Shares at any time by giving notice to the Trustee and the Sponsor and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trustee and the Sponsor will take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to terminate a Fund.

                BUYING AND SELLING SHARES; TRADING INFORMATION

     The Shares are listed for secondary trading on NASDAQ. The Shares will trade on NASDAQ and other securities markets. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Shares will trade at prices that may differ to varying degrees from the daily NAV of the Shares. Given, however, that Shares can be issued and redeemed in Creation Units, the Sponsor believes that large discounts and premiums to NAV should not be sustained for very long.

     The Trustee will make available daily a list of the names and the required number of shares of each of the Index Securities in the current Portfolio Deposit. The Sponsor also intends to make available: (a) on a daily basis, the Dividend Equivalent Payment effective through and including the previous Business Day, per outstanding Share; and (b) every 15 seconds throughout the trading day on NASDAQ a number representing, on a per Share basis, the sum of the Dividend Equivalent Payment effective through and including the previous Business Day, plus the current value of the securities portion of a Portfolio Deposit as in effect on such day (which value may include a cash in lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit). Intra-day information will be available with respect to trades and quotes and underlying trading values will be published every 15 seconds throughout the trading day. Information with respect to NAV, net accumulated dividend, final dividend amount to be paid, Shares outstanding, estimated cash amount and total cash amount per Creation Unit will be available daily prior to the opening of trading on NASDAQ.

                AMENDMENTS TO THE TRUST AGREEMENT AND INDENTURE

     The Trust Agreement and Indenture can be amended by the Sponsor and the Trustee with the consent of 51% of the Beneficial Owners of the relevant Fund to add provisions to or change or eliminate provisions or to modify the rights of Beneficial Owners. However, the Trust Agreement and Indenture may not be amended without the consent of all of the Beneficial Owners of the relevant Fund if such amendment would: (a) permit, except in accordance with the terms and conditions of the Trust Agreement and Indenture, the acquisition of any securities other than those acquired in accordance with the terms and conditions of the Trust Agreement and Indenture; (b) reduce the interest of any Beneficial Owner in a Fund; or (c) reduce the percentage of Beneficial Owners required to consent to any such amendment. Any amendment will be conclusive and binding upon Beneficial Owners and will be binding upon any Shares. The Trust Agreement and Indenture may also be amended, in certain limited circumstances, without the consent of Beneficial Owners.


                             TERMINATION OF A FUND

     The Sponsor has the discretionary right to direct the Trustee to terminate the relevant Fund if at any time after 90 days following and prior to three years following the Initial Date of Deposit the NAV of a Fund falls below $150,000,000 or if at any time after three years following the Initial Date of Deposit such value is less than $350,000,000, adjusted for inflation in accordance with the National Consumer Price Index for All Urban Consumers ("Discretionary Termination Amount"). Any such termination will be at the complete discretion of the Sponsor, and the Sponsor will not be liable in any way for any resulting depreciation or loss. The Trustee does not have power to terminate the Trust Agreement and Indenture or a Fund because the value of the Fund is below the Discretionary Termination Amount. The Trustee will terminate a Fund in the event that the Shares of the relevant Fund are de-listed from NASDAQ. A Fund may also be terminated upon receipt by the Trustee of written notice of the occurrence of any one or more of the following events: (a) by the agreement of the Beneficial Owners of 662/3% of the outstanding Shares; (b) DTC is unable or unwilling to continue to perform its functions and a comparable replacement is unavailable; (c) NSCC no longer provides clearance services with respect to the Shares, or the Trustee is no longer a participant in NSCC; (d) the Licensor ceases publishing each relevant benchmark BNY ADR Index; or (e) the License Agreement is terminated. If at any time the Sponsor fails to undertake or perform or becomes incapable of undertaking or performing any of its duties under the Trust Agreement and Indenture, or if the Sponsor resigns, the Trustee may, in its discretion, in lieu of appointing a successor Sponsor, terminate the relevant Fund. A Fund will terminate on the Mandatory Termination Date. As soon as practicable after notice of termination of a Fund, the Trustee will distribute to redeemers tendering Creation Units prior to the termination date the securities and cash and upon termination of such Fund the Trustee will thereafter sell the remaining securities held in such Fund's portfolio as provided below.


     Written notice of termination, specifying the date of termination, the period during which the assets of the relevant Fund will be liquidated and Creation Units will be redeemed in cash at NAV, and the date determined by the Trustee upon which the books of the Trustee will be closed, will be given by the Trustee to each Beneficial Owner at least twenty (20) days prior to termination of a Fund. Such notice will further state that, as of the date thereof and thereafter, neither requests to create additional Creation Units nor additional Portfolio Deposits will be accepted and that, as of the date thereof, the portfolio of securities delivered upon redemption will be identical in composition and weighting to the relevant Fund's portfolio rather than the securities portion of the Portfolio Deposit as in effect on the date request for redemption is made. Within a reasonable period of time after such termination the Trustee will, subject to any applicable provisions of law, sell all of the Fund Securities held in the Fund's portfolio not already distributed to redeemers of Creation Units, as provided herein, if any, in such a manner so as to effectuate orderly sales and a minimal market impact. The Trustee will not be liable for or responsible in any way for depreciation or loss incurred by reason of any sale or sales. The Trustee may suspend its sales of the relevant Fund's Shares upon the occurrence of unusual or unforeseen circumstances, including, but not limited to, a suspension in trading of a Index Security, the closing or restriction of trading on a stock exchange, the outbreak of hostilities or the collapse of the economy. Upon receipt of proceeds from the sale of the last security held in the Fund's portfolio, the Trustee will: (1) pay to itself individually from the Fund an amount equal to the sum of: (a) its accrued compensation for its ordinary services; (b) any reimbursement due to it for its extraordinary services; (c) any advances made but not yet repaid; and (d) any other services and disbursements as provided herein; (2) deduct any and all fees and expenses from the relevant Fund; (3) deduct from the relevant Fund any amounts which it will deem requisite to be set aside as reserves for any applicable taxes or other governmental charges that may be payable out of the relevant Fund; (4) transmit to DTC for distribution each Beneficial Owner's interest in the remaining assets of a Fund; and (5) disseminate to each Beneficial Owner a final statement as of the date of the computation of the amount distributable to the Beneficial Owners. Dividends to be received by the Fund on securities held in the Fund's portfolio sold in liquidation will be aggregated and distributed ratably when all such dividends have been received.

                  CERTAIN MATERIAL FEDERAL INCOME TAX MATTERS

     The following discussion sets forth certain material U.S. Federal income tax consequences of ownership and disposition of Shares of a Fund.


     For the fiscal year ended September 30, 2004, the Funds believe that they qualified for tax treatment as "regulated investment companies" under Subchapter M of the Code. The Funds intend to continue to so qualify. To qualify as a regulated investment company, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock, securities or foreign currencies, or certain other sources, derived with respect to a Fund's business of investing in stocks, securities or currencies, (b) meet certain diversification tests, and (c) distribute in each year at least 90% of its investment company taxable income. If a Fund qualifies as a regulated investment company, subject to certain conditions and requirements, and except as described below, it will not be subject to federal income tax to the extent its income is distributed in a timely manner. Any undistributed income may be subject to tax, including a four percent (4%) excise tax imposed by Section 4982 of the Code on certain undistributed income of a regulated investment company that does not distribute to shareholders in a timely manner at least ninety-eight percent (98%) of its taxable income (including capital gains).


     Dividends paid by a Fund from its investment company taxable income (which includes, among other items, dividends, interest and the excess of net short-term capital gains over net long-term capital losses) will generally be taxable to Beneficial Owners as ordinary income. However, to the extent that such dividends are designated by each Fund as attributable to the receipt by the Fund of "qualified dividend income," such dividends will be eligible for the 15% maximum tax rate applicable to non-corporate taxpayers through 2008. A dividend paid in January will be considered for federal income tax purposes to have been paid by a Fund and received by Beneficial Owners on the preceding December 31 if the dividend was declared in the preceding October, November or December to Beneficial Owners of record as shown on the records of DTC and the DTC Participants on a date in one of those months. Dividends paid by a Fund will generally not be eligible for the dividends received deduction for Beneficial Owners that are corporations.

     Distributions paid by a Fund from the excess of net long-term capital gains over net short-term capital losses are considered "capital gains dividends" regardless of the length of time an investor has owned Shares in the Fund. Any loss on the sale or exchange of a share held for six months or less may be treated as a long-term capital loss to the extent of any capital gain dividends received by the Beneficial Owner. Investors should note that the regular quarterly dividends paid by a Fund will not be based on the Fund's investment company taxable income and net capital gain, but rather will be based on the dividends paid with respect to the Depositary Receipts held by the Fund. As a result, a portion of the distributions of a Fund may be treated as a return of capital or a capital gain dividend for federal income tax purposes or a Fund may make additional distributions in excess of the yield performance of the Securities in order to distribute all of its investment company taxable income and net capital gain.

     Distributions in excess of a Fund's current or accumulated earnings and profits (as specially computed) generally will be treated as a return of capital for federal income tax purposes and will reduce a Beneficial Owner's tax basis in the Fund. Return of capital distributions may result, for example, if a portion of the dividends declared represents cash amounts deposited in connection with Portfolio Deposits rather than dividends actually received by the Fund. Under certain circumstances, a significant portion of a Fund's regular quarterly dividends could be treated as return of capital distributions. Such circumstances may be more likely to occur in periods during which the number of outstanding Shares fluctuates significantly, as may occur during the initial years of a Fund. Beneficial Owners will receive annual notification from the Trustee through the DTC Participants as to the tax status of the Fund's distributions. A distribution paid shortly after a purchase or creation of Shares will be taxable even though in effect it may represent a return of capital.

     The sale of Shares of a Fund by a Beneficial Owner is a taxable event, and may result in a gain or loss, which generally should be a capital gain or loss for Beneficial Owners that are not dealers in securities.

     Dividends received by each Fund may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce such taxes. Because more than 50% of the total assets of each Fund will consist of Depositary Receipts with respect to foreign securities, each Fund intends to "pass through" certain foreign income taxes (including withholding taxes) paid by the Fund. This means that Beneficial Owners will be considered to have received, as an additional dividend, their share of such foreign taxes, but, subject to certain conditions, Beneficial Owners may be entitled to either a corresponding tax deduction in calculating their taxable income, or, subject to certain limitations (including special limitations that apply in the case of foreign-source "qualified dividend income"), a credit in calculating federal income tax.

     Adverse federal income tax consequences, including potentially a tax liability imposed on the Fund, could arise if a Fund holds Depositary Receipts of an entity that is classified as a "passive foreign investment company" (a "PFIC") under the Code. In order to avoid such a tax, a Fund may elect to mark-to-market its PFIC holdings each year. Any net appreciation would then be treated as ordinary income.

Alternatively, under certain conditions, a Fund may be able to elect to include in income currently its share of the PFIC's ordinary earnings and long-term capital gains, whether or not such income were actually distributed by the PFIC. Because it is not always possible to identify an issuer as a PFIC in a timely manner, a Fund may incur the PFIC tax in some instances; the PFIC tax can be quite punitive in its operation.

     Under the Code, an in-kind redemption of Shares of a Fund will not result in the recognition of taxable gain or loss by the Fund but generally will constitute a taxable event for the redeeming shareholder. Upon redemption, a Beneficial Owner generally will recognize gain or loss measured by the difference on the date of redemption between the aggregate value of the cash and securities received and its tax basis in the Shares redeemed. Securities received upon redemption (which will be comprised of the securities portion of the Portfolio Deposit in effect on the date of redemption) generally will have an initial tax basis equal to their respective market values on the date of redemption. The Internal Revenue Service ("IRS") may assert that any resulting loss may not be deducted by a Beneficial Owner on the basis that there has been no material change in such Beneficial Owner's economic position or that the transaction has no significant economic or business utility apart from the anticipated tax consequences. Beneficial Owners of Shares in Creation Unit size aggregations should consult their own tax advisors as to the consequences to them of the redemption of Shares in a Fund.

     Dividend distributions, capital gains distributions, and capital gains from sales or redemptions may also be subject to state, local and foreign taxes. Beneficial Owners are urged to consult their tax advisors regarding the applicability of such taxes to their particular situations.

     Deposit of a Portfolio Deposit with the Trustee in exchange for Shares in a Fund in Creation Unit size aggregations will not result in the recognition of taxable gain or loss by the Fund but generally will constitute a taxable event to the depositor under the Code, and a depositor generally will recognize gain or loss with respect to each security deposited equal to the difference between the amount realized in respect of the security and the depositor's tax basis therein. The amount realized with respect to a security deposited should be determined by allocating the value on the date of deposit of the Fund Shares received (less any cash paid to the Fund, or plus any cash received from the Fund, in connection with the deposit) among the securities deposited on the basis of their respective fair market values at that time. The IRS may assert that any resulting losses may not be deducted by a depositor on the basis that there has been no material change in the depositor's economic position or that the transaction has no significant economic or business utility or purpose apart from the anticipated tax consequences. Depositors should consult their own tax advisors as to the tax consequences to them of a deposit to a Fund.

     The Trustee has the right to reject the order to create Creation Units transmitted to it by the Distributor if the depositor or group of depositors, upon obtaining the Shares ordered, would own eighty percent (80%) or more of the outstanding Shares of the Fund, and if pursuant to Section 351 of the Code such a circumstance would result in the Fund having a basis in the securities deposited different from the market value of such securities on the date of deposit. The Trustee has the right to require information regarding Fund ownership pursuant to the Participant Agreement and from DTC and to rely thereon to the extent necessary to make the foregoing determination as a condition to the acceptance of a Portfolio Deposit.

     Ordinary income dividends to Beneficial Owners who are non-resident aliens will be subject to a thirty percent (30%) United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable tax treaties. If the non-resident Shareholders were to invest directly in the foreign securities held by the Funds, dividends on such securities would not be subject to U.S. withholding tax. Furthermore, the election to "pass-through" foreign income taxes, as described above, will generally increase the amounts subject to U.S. withholding with no assurance that the non-resident Shareholders will be able to claim any corresponding credit or deduction. Non-resident shareholders are urged to consult their own tax advisors concerning the applicability of United States withholding tax, as well as United States estate taxes.

     "Backup withholding" will apply to dividends, capital gain distributions, redemptions and sales of Fund Shares unless (a) the Beneficial Owner is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (b) provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. The rate of such backup withholding is currently 28%. The amount of any backup withholding from a payment to a Beneficial Owner will be allowed as a credit against the holder's U.S. federal income tax liability and may entitle such holder to a refund from the IRS, provided that the required information is furnished to the IRS.


ERISA Considerations

     In considering the advisability of an investment in a Fund, fiduciaries of pension, profit sharing or other tax-qualified retirement plans (including Keogh Plans) and funded welfare plans (collectively, "Plans") subject to the fiduciary responsibility requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), should consider whether an investment in a Fund (a) is permitted by the documents and instruments governing the Plan, (b) is made solely in the interest of participants and beneficiaries of the Plans, (c) is consistent with the prudence and diversification requirements of ERISA, and that the acquisition and holding of a Fund does not result in a non-exempt "prohibited transaction" under Section 406 of ERISA or Section 4975 of the Code. Individual retirement account ("IRA") investors should consider that an IRA may make only such investments as are authorized by the IRA's governing instruments and that IRAs are subject to the prohibited transaction rules of Section 4975 of the Code.

     As described in the preceding paragraph, ERISA imposes certain duties on Plan fiduciaries, and ERISA and/or Section 4975 of the Code, prohibit certain transactions involving "plan assets" between Plans or IRAs and persons who have certain specified relationships to the Plan or IRA (that is, "parties in interest" as defined in ERISA or "disqualified persons" as defined in the
Code). The fiduciary strandards and prohibited transaction rules that apply to an investment in a Fund by a Plan will not apply to transactions involving the Trust's assets because the Trust is an investment company registered under the Investment Company Act of 1940. As such, the Trust's assets are not deemed to be "plan assets" under ERISA and U.S. Department of Labor regulations by virtue of a Plan's investment in a Fund.

     Employee benefit plans that are government plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and foreign plans (as described in Section 4(b)(4) of ERISA) are not subject to the requirements of ERISA or Section 4975 of the Code. The fiduciaries of governmental plans should, however, consider the impact of their respective state pension codes or other applicable law on investments in a Fund and the considerations discussed above, to the extent such considerations apply.


                                  THE TRUSTEE


     The Trustee is The Bank of New York, a corporation organized under the laws of the State of New York with trust powers. The Trustee has a trust office at 2 Hanson Place, 12th Floor, Brooklyn, NY 11217 and its Internal Revenue Service Employer Identification Number is 13-5160382. The Trustee holds each Funds' assets, calculates the NAV of the Shares and calculates net income and realized capital gains or losses. The Trustee may be reimbursed by a Fund for its out-of-pocket expenses relating to its services as Trustee (the Funds will not reimburse expenses of The Bank of New York in its capacity as Licensor). The Trustee is subject to supervision and examination by the Federal Reserve Bank of New York, the Federal Deposit Insurance Corporation and the New York State Banking Department.


     For services performed under the Trust Agreement and Indenture, the Trustee is paid by each Fund a fee at an annual rate of 6/100 of 1% to 10/100 of 1% of the NAV of each Fund, as shown below, such percentage amount to vary depending on the NAV of a Fund. Such compensation is computed on each Business Day on the basis of the NAV of each Fund on such day, and the amount thereof is accrued daily and paid monthly.

                               TRUSTEE FEE SCALE

              NAV of a Fund                 Fee as a Percentage of NAV
          (in U.S. Dollars ($))                     of a Fund
----------------------------------------   ---------------------------
0-499,999,999 ..........................   10/100 of 1% per year*
500,000,000-2,499,999,999 ..............   8/100 of 1% per year*
2,500,000,000 and above ................   6/100 of 1% per year*

-------------

* The fee indicated applies to that portion of the NAV of a Fund that falls in the size category indicated.

     The Trustee may resign and be discharged of the Trust created by the Trust Agreement and Indenture by executing a notice of resignation in writing and filing such notice with the Sponsor and mailing a copy of the notice of resignation to all DTC Participants reflected on the records of DTC as owning Shares for distribution to Beneficial Owners as provided above not less than sixty (60) days before the date such resignation is to take effect. Such resignation becomes effective upon the appointment of and the acceptance by the Trust of a successor Trustee. The Sponsor, upon receiving notice of such resignation, is obligated to use its best efforts to appoint a successor Trustee promptly. If no successor is appointed within sixty (60) days after the date such notice of resignation is given, the Trust shall terminate.

     If the Trustee becomes incapable of acting as such or is adjudged bankrupt or is taken over by any public authority, the Sponsor may discharge the Trustee and appoint a successor Trustee as provided in the Trust Agreement and Indenture. The Sponsor shall mail notice of such discharge and appointment via the DTC Participants to Beneficial Owners. Upon a successor Trustee's execution of a written acceptance of an appointment as Trustee for the Trust, the successor Trustee becomes vested with all the rights, powers, duties and obligations of the original Trustee. A successor Trustee must be: (a) a trust company, corporation or national banking association organized, doing business under the laws of the United States or any state thereof; (b) authorized under such laws to exercise corporate trust powers; and (c) at all times have an aggregate capital, surplus and undivided profit of not less than $50,000,000.

     Beneficial Owners of 51% of the then outstanding Shares may at any time remove the Trustee by written instrument(s) delivered to the Trustee and the Sponsor. The Sponsor shall thereupon use its best efforts to appoint a successor Trustee as described above.

     The Trust Agreement and Indenture limits the Trustee's liabilities. It provides, among other things, that the Trustee is not liable for: (a) any action taken in reasonable reliance on properly executed documents or for the disposition of monies or stocks or for the evaluations required to be made thereunder, except by reason of its own gross negligence, bad faith, willful malfeasance, willful misconduct, or reckless disregard of its duties and obligations; (b) depreciation or loss incurred by reason of the sale by the Trustee of any Fund Securities; (c) any action the Trustee takes where the Sponsor fails to act; and (d) any taxes or other governmental charges imposed upon or in respect of Fund Securities or upon the interest thereon or upon it as Trustee or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction.

     The Trustee and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Trustee will be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct, willful malfeasance on the part of such party or reckless disregard of its duties and obligations, arising out of, or in connection with its acceptance or administration of the Trust, including the costs and expenses (including counsel fees) of defending against any claim or liability.

                                  THE SPONSOR

     The Sponsor is a Delaware corporation incorporated on August 7, 1998 with offices at 9513 Key West Avenue, Rockville, Maryland 20850. The Sponsor's Internal Revenue Service Employer Identification Number is 52-2115391. NASDAQ owns all of the Sponsor's outstanding shares of common stock. NASDAQ is a "control person" of the Sponsor as such term is defined in the 1933 Act.

     The Sponsor, at its own expense, may from time to time provide additional promotional incentives to brokers who sell Shares to the public. In certain instances, these incentives may be provided only to those brokers who meet certain threshold requirements for participation in a given incentive program, such as selling a significant number of Shares within a specified period.

     If at any time the Sponsor fails to undertake or perform or becomes incapable of undertaking or performing any of the duties required under the Trust Agreement and Indenture and such failure is not cured within fifteen (15) Business Days following receipt of notice from the Trustee, or resigns, or becomes bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor, agree to act as Sponsor itself, or may terminate the Trust Agreement and Indenture and liquidate the Trust. Notice of the resignation or removal of the Sponsor and the appointment of a successor shall be mailed by the Trustee to DTC and the DTC Participants for distribution to Beneficial Owners. Upon a successor Sponsor's execution of a written acceptance of appointment as Sponsor of the Trust, the successor Sponsor becomes vested with all of the rights, powers, duties and obligations of the original Sponsor. Any successor Sponsor may be compensated at rates deemed by the Trustee to be reasonable.

     The Sponsor may resign by executing and delivering to the Trustee an instrument of resignation. Such resignation shall become effective upon the appointment of a successor Sponsor and the acceptance of appointment by the successor Sponsor, unless the Trustee either agrees to act as Sponsor or terminates the Trust Agreement and Indenture and liquidates the Trust. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever will not cause the termination of the Trust Agreement and Indenture or the Trust unless the Trustee deems termination to be in the best interests of the Beneficial Owners of Shares.

     The Trust Agreement and Indenture provides that the Sponsor is not liable to the Trustee, the Trust or to the Beneficial Owners of Shares for taking any action, or for refraining from taking any action, made in good faith or for errors in judgment, but is liable only for its own gross negligence, bad faith, willful misconduct or willful malfeasance in the performance of its duties or its reckless disregard of its obligations and duties under the Trust Agreement and Indenture. The Sponsor is not liable or responsible in any way for depreciation or loss incurred by the Trust because of the sale of any Fund Securities. The Trust Agreement and Indenture further provides that the Sponsor and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Sponsor shall be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct or willful malfeasance on the part of any such party in the performance of its duties or reckless disregard of its obligations and duties under the Trust Agreement and Indenture, including the payment of the costs and expenses of defending against any claim or liability.

                                 INDEX LICENSE


     The Sponsor pays an annual licensing fee to the Licensor equal to 6/100th of one percent of the aggregate net assets of each Fund, and is reimbursed by each Fund for such payment. The Licensor will work closely with the Sponsor and the Distributor to foster the success of the Funds and expects to commit financial and management resources to the initial and ongoing marketing of the Shares. The Licensor has agreed to waive licensing fees in certain circumstances. See "Expenses of a Fund".

SELECTION CRITERIA, CONSTRUCTION AND MAINTENANCE STANDARDS FOR THE BNY ADR
                                    INDEXES

     The BNY ADR Indexes are subindexes of the BNY ADR Composite Index, which is a composite of all Depositary Receipts in American, GDR, New York share, or Global Share form that are listed for trading on NASDAQ, the NYSE, and the AMEX, subject to eligibility requirements as stated below.

     The "ADR Index Administrator" of the Licensor makes additions to and removals from each BNY ADR Index by applying specific criteria as set out in The Bank of New York ADR Index Administration and Procedures Manual which is described generally below. The decisions of the ADR Index Administrator are subject to the review of the "ADR Index Committee".

     The ADR Index Committee currently consists of 14 individuals ("Members"). Nine Members are employees of the Licensor, while the other five Members are not employees of The Bank of New York ("Non-Licensor Members"). Two of the Non-Licensor Members are nominated by the Sponsor's parent, NASDAQ. Members are subject to strict guidelines which ensure the objectivity and independence of each Member's decision making.


     The Bank of New York has adopted a code of conduct and policy which is designed to prevent fraud, deception and misconduct against the Trust and each Fund and provides reasonable standards of conduct for The Bank of New York, its affiliates and employees. In addition, The Bank of New York has adopted firewall procedures ("Firewall Procedures") which sets forth internal controls and procedures at The Bank of New York and its affiliates with respect to the Trust and the Funds. The purpose of these Firewall Procedures is to: (i) prevent information regarding the various BNY ADR Indexes from being misused by The Bank of New York, its affiliates, its employees and Members; and (ii) prevent manipulation of the BNY ADR Indexes as would result in the prioritizing the interests of The Bank of New York over the shareholders of the Funds or the market in general.

     The issuers of the Depositary Receipts are subject to SEC registration and disclosure requirements under U.S. securities laws or have an exemption from U.S. reporting requirements based on historic listings prior to 1983. Eligible securities are evaluated to ensure their overall consistency with the character, design and purpose of each BNY ADR Index, to further its use as an effective benchmark.

     The BNY ADR Indexes are capitalization weighted, using an index formula based upon the aggregate of prices times share quantities. The number of shares outstanding used in the index calculation generally represents the entire class(es) or series that trades in the issuer's local market and that is eligible to be converted into the form of Depositary Receipts already trading in the U.S. These shares are adjusted by a "free-float" factor and a Depositary Receipt conversion ratio, and the result is multiplied by the last sale price as reported on NASDAQ, the NYSE, or the AMEX. All of the BNY ADR Indexes are denominated in U.S. dollars and are calculated on a price only and total rate of return basis, with the reinvestment of dividends as of the ex-dividend date.

     The BNY ADR Indexes are ordinarily calculated every business day on which the U.S. stock exchanges are open for trading, regardless of regular trading in local markets.

    To be eligible for inclusion in the BNY ADR Indexes, a security must have:

    (1) A price greater than or equal to $3, (2) a minimum 3 month average daily Depositary Receipt trading volume greater than or equal to 25,000 shares, or 125,000 ordinary shares in the local market and (3) Free-float adjusted market capitalization greater than or equal to $250 million.


     In the case of new ADRs with both ADRs and ordinary volume measurable for a period of less than 3 months, average daily Depositary Receipts trading volume or local share trading volume for the available time period will be used in the calculation. In addition, the ADR must trade at least once in any consecutive ten day period. For re-inclusion into the BNY ADR Indexes, the Depositary Receipts must not have more than ten consecutive non-trading days during the past quarter.


     Component Depositary Receipts are reviewed quarterly ("Quarterly Review"). During the Quarterly Review, current components (current "members" of the Indexes) are retained provided that the above eligibility requirements are met and provided that the free float adjusted market capitalization of the smallest member is no more than 5% lower than that of the largest eligible non-member not included in the indexes. Otherwise, the smallest component is replaced with the largest eligible non-member. The process continues with the second smallest current member compared to the second largest eligible non-member, and so on. Moreover, if at any time during the period, a member of one of the Indexes is dropped, the security will be replaced by the largest eligible non-member.

     Quarterly Reviews are ordinarily performed at the close of trading on the Thursday before the second Friday in March, June, September and December. New shares will be announced by the Thursday preceding the third Friday in March, June, September and December. All changes will be made effective prior to the opening of trading following the third Friday in March, June, September and December. As stated, the BNY ADR Indexes are capitalization weighted. Current market capitalization weights of the index components are subject to adjustment by quarterly index weight rebalancings as described below:

    (a) The percent weight of the total index market capitalization represented by any individual component Depositary Receipts may not exceed 23%, and,

    (b) With respect to 55% of the total index market capitalization, the index weights of component Depositary Receipts must be diversified so that no single index component exceeds 4.5%.

     Ordinarily, as of the close of trading on the Thursday preceding the second Friday in March, June, September and December, if one or more index components exceed either or both of the limits above, the index weights of these component Depositary Receipts will be reduced and redistributed across the remaining index component Depositary Receipts that do not exceed these limits. The index algorithms used for these calculations are available upon request.

     The BNY ADR Indexes are monitored and maintained to account for company additions and deletions, share changes and corporate actions (such as stock splits, stock dividends, spin-offs, etc.) Some corporate actions, such as stock splits and stock dividends, require simple changes in the common shares outstanding and the Depositary Receipts prices of companies in the BNY ADR Indexes. Such corporate actions, which require no adjustment to a BNY ADR Index divisor, will be implemented prior to the opening of trading on the effective date of the corporate action.

     Other corporate actions, such as share issuances that change the market capitalization, may require an adjustment to the index divisor. Index divisor adjustments are ordinarily made to avoid index discontinuity due to adjustments made for corporate actions. Divisor adjustments are ordinarily made after the calculation of the closing value of the BNY ADR Indexes, and prior to the opening of trading on the effective date of such corporate actions. Constituent component Depositary Receipts that have share changes less than or equal to 10% will be adjusted on a quarterly basis along with the Quarterly Review mentioned above. Depositary Receipts with share changes that affect outstanding shares by greater than 10% will be adjusted prior to the opening of trading on the date of effectiveness of the share change.

Types of Depositary Receipt Facilities


     Companies have a choice of four types of Depositary Receipt facilities: unsponsored and three levels of sponsored Depositary Receipts. Unsponsored Depositary Receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company. Sponsored Depositary Receipts are issued by one depositary appointed by the company under a Deposit Agreement or service contract.


Sponsored Level I Depositary Receipts


     Although no Fund holds any Level I Depositary Receipts, Level I Depositary Receipts are traded in the U.S. over-the-counter market and on some exchanges outside the United States. The company does not have to comply with U.S. Generally Accepted Accounting Principles ("GAAP") or full SEC disclosure. Numerous companies such as GlaxoSmithKline Plc, Hanson Plc, Bank of Ireland, AstraZeneca Plc and AngloGold Ashanti Limited started with a Level I program and have upgraded to a Level II (Listing) or Level III (Offering) program.

     All sponsored Depositary Receipts within the BNY ADR Indexes are either Level II or Level III Depositary Receipts.


Sponsored Level II and Level III Depositary Receipts

     Companies that wish to list their securities on an exchange or NASDAQ in the U.S. use sponsored Level II or Level III Depositary Receipts, respectively. These types of Depositary Receipts can also be listed on some exchanges outside the United States. Each level requires different SEC registration and reporting, plus adherence to GAAP. The companies must also meet the listing requirements of the national exchange or market (NASDAQ, NYSE, or AMEX), whichever it chooses.

     The table below illustrates the percentage of Unsponsored Component Depositary Receipts for each BNY ADR Index as of September 30, 2004:



    BNY Asia 50 ADR Index ....................... 4%
    BNY Developed Markets 100 ADR Index ......... 2%
    BNY Emerging Markets 50 ADR Index ........... 0%
    BNY Europe 100 ADR Index .................... 1%



     Information regarding the specific level of sponsorship of each component Depositary Receipt within the BNY ADR Indexes is available on the Licensor's website (http://www.adrbny.com).


                  BNY ADR INDEX CALCULATION AND DISSEMINATION


     The following table indicates turnover in the components of the BNY ADR Indexes during the period beginning April 12, 2001 (the date each BNY ADR Index was first calculated) and ending on September 30, 2004.



    BNY Asia 50 ADR Index ....................... 66%
    BNY Developed Markets 100 ADR Index ......... 58%
    BNY Emerging Markets 50 ADR Index ........... 96%
    BNY Europe 100 ADR Index .................... 55%



     The value of each BNY ADR Index will be calculated continuously and disseminated every 15 seconds over the Consolidated Tape Association's Network
B. The major electronic financial data vendors -- Bloomberg, Quotron, Reuters and Bridge Information Systems -- publish and are expected to continue publishing information on each BNY ADR Index for their subscribers.


     Brief descriptions of the BNY ADR Indexes on which the Funds are based and the equity markets in which the Funds are invested are provided below.

The BNY Asia 50 ADR Index

     General Background


     The BNY Asia 50 ADR Index is intended to give investors a benchmark for tracking the price and yield performance of Depositary Receipts from the Asian market. A list of the 50 component Depositary Receipts included in The BNY Asia 50 ADR Index as of September 30, 2004 and the industry groups comprising The BNY Asia 50 ADR Index as of September 30, 2004 is included below.



Component Depositary Receipts                           Industries/Sectors
-------------------------------------------------   -------------------------
Toyota Motor Corporation ........................   Automobile Manufacturers
Mitsubishi Tokyo Financial Group, Inc. ..........   Banks
Honda Motor Co., Ltd. ...........................   Automobile Manufacturers
BHP Billiton Ltd. ...............................   Mining & Minerals

Component Depositary Receipts                              Industries/Sectors
-------------------------------------------------   --------------------------------
Canon Inc .......................................   Technology Hardware & Equipment
Matsushita Electrical Industrial Co. Ltd. .......   Leisure Goods & Services
NTT Docomo, Inc. ................................   Wireless Communications
Sony Corporation ................................   Leisure Goods & Services
National Australia Bank Ltd. ....................   Banks
The News Corporation Ltd. PDS ...................   Broadcasting
Nissan Motor Co, Ltd. ...........................   Automobile Manufacturers
Nomura Holdings .................................   Investment Services
Australia and New Zealand Banking Group Ltd.        Banks
Taiwan Semiconductor Manufacturing Co, Ltd.*.....   Semiconductors
Westpac Banking Corp ............................   Banks
Nippon Telegraph and Telephone ..................   Fixed-Line Communications
Hitachi Ltd. ....................................   Advanced Industrial Equipment
Fuji Photo Film Co, Ltd. ........................   Leisure Goods & Services
Infosys Technologies Ltd. .......................   Technology Services
Kyocera Corporation .............................   Electric Components & Equipment
Mitsui and Company Ltd. .........................   General Industrial Services
China Mobile HK Ltd. ............................   Wireless Communications
NEC Corp. .......................................   Technology Hardware & Equipment
The News Corporation, Ltd. ......................   Broadcasting
SK Telecom Co, Ltd. .............................   Wireless Communications
Kookmin Bank ....................................   Banks
United Microelectronics Corporation* ............   Semiconductors
TDK Corporation .................................   Electric Components & Equipment
Kirin Brewery Company ...........................   Beverage
Coles Myer, Ltd. ................................   Retail
Petrochina Co. ..................................   Energy
Telecom Corp of New Zealand .....................   Fixed-Line Communications
Telstra Corporation Ltd. ........................   Fixed-Line Communications
Sanyo Electric Co, Ltd. .........................   Leisure Goods & Services
Nidec Corporation ...............................   Electric Components & Equipment
Rinker Group Ltd. ...............................   Building Materials
CNOOC Ltd. ......................................   Energy
China Petroleum & Chemical Corporation ..........   Energy
Kubota Corporation ..............................   Industrial Equipment
KT Corporation ..................................   Fixed-Line Communications
Shinhan Financial Group Co. Ltd. ................   Banks
Alumina Ltd. ....................................   Mining & Minerals
China Life Insurance Co Ltd.* ...................   Insurance
Advantest Corporation ...........................   Advanced Industrial Equipment
AU Optronics Corporation* .......................   Technology Hardware & Equipment
Amcor Ltd. ......................................   Containers & Packaging
China Telecom Corp. Ltd.* .......................   Fixed-Line Communications
Icici Bank Ltd. .................................   Banks

Component Depositary Receipts              Industries/Sectors
------------------------------------   -------------------------
Trend Micro Inc.* ..................   Software
Pioneer Corporation ................   Leisure Goods & Services
Total Investments (Cost $14,976,526)




Aggregate Free-Float Market Capitalization .........   $887,023,017,688
  Number of Constituents ...........................                50
  Percent of Ten Largest Constituents ..............             52.39%


10 Largest Components by Free-Float Market Capitalization:


                                              Free-Float Market                 Cumulative
                                                Capitalization        Index       Index
Company                                     (In U.S. Dollars ($))     Weight      Weight
------------------------------------------ ----------------------- ----------- -----------
Toyota Motor Corp ........................  $ 130,421,050,813.00       14.70%      14.70%
Mitsubishi Tokyo Financial Group Inc .....  $  54,369,685,980.00        6.13%      20.83%
Honda Motor Co Ltd .......................  $  45,768,260,555.00        5.16%      25.99%
BHP Billiton Ltd .........................  $  38,999,096,394.00        4.40%      30.39%
Canon Inc ................................  $  38,708,460,126.00        4.36%      34.75%
Matsushita Elec Indl Co., Ltd ............  $  32,919,977,930.00        3.71%      38.46%
NTT Docomo Inc ...........................  $  32,757,504,000.00        3.69%      42.15%
Sony Corp ................................  $  31,859,794,645.00        3.59%      45.74%
National Australia Bank Ltd ..............  $  30,389,113,804.00        3.43%      49.17%
The News Corporation Ltd (PDS) ...........  $  28,549,245,853.00        3.22%      52.39%
                                                                       -----
    Total ................................                             52.39%
                                                                       =====


10 Largest Industry Groups (% Index Weight):


                                            Free-Float Market                  Cumulative
                                              Capitalization         Index       Index
Industry                                  (In U.S. Dollars ($))      Weight      Weight
--------------------------------------- ------------------------- ----------- -----------
Automobile Manufacturers ..............   $  203,459,666,352.00       22.94%      22.94%
Banks .................................   $  151,646,334,875.00       17.10%      40.04%
Leisure Goods & Services ..............   $   91,606,216,280.00       10.33%      50.37%
Wireless Communications ...............   $   55,795,146,705.00        6.29%      56.66%
Technology Hardware & Equipment .......   $   54,920,380,140.00        6.19%      62.85%
Fixed-Line Communications .............   $   45,457,539,947.00        5.12%      67.97%
Mining & Minerals .....................   $   43,747,637,715.00        4.93%      72.90%
Broadcasting ..........................   $   39,230,789,721.00        4.42%      77.32%
Semiconductors ........................   $   34,034,492,231.00        3.84%      81.16%
Electric Components & Equipment .......   $   28,338,356,210.00        3.19%      84.35%
                                                                      -----
    Total .............................                               84.35%
                                                                      =====

The BNY Developed Markets 100 ADR Index

     General Background


     The BNY Developed Markets 100 ADR Index is intended to give investors a benchmark for tracking the price and yield performance of Developed Markets Depositary Receipts. A list of the 100 component Depositary Receipts included in The BNY Developed Markets 100 ADR Index as of September 30, 2004 and the industry groups comprising The BNY Developed Markets 100 ADR Index as of September 30, 2004 is included below.



Component Depositary Receipts                             Industries/Sectors
------------------------------------------------   --------------------------------
BP plc .........................................   Energy
HSBC Holdings plc ..............................   Banks
Vodafone Group plc .............................   Wireless Communications
Toyota Motor Corporation .......................   Automobile Manufacturers
GlaxoSmithKline plc ............................   Pharmaceuticals
Total S.A. .....................................   Energy
Novartis AG ....................................   Pharmaceuticals
Royal Dutch Petroleum Company ..................   Fixed-Line Communications
UBS AG* ........................................   Banks
Sanofi-Aventis .................................   Pharmaceuticals
Shell Transport and Trading Co, Plc ............   Energy
Telefonica, S.A. ...............................   Fixed-Line Communications
AstraZeneca PLC ................................   Pharmaceuticals
Nokia Corporation ..............................   Communications Technology
Barclays PLC ...................................   Banks
Siemens AG .....................................   Advanced Industrial Equipment
ENI SpA ........................................   Energy
Mitsubishi Tokyo Financial Group, Inc ..........   Banks
E ON AG ........................................   Electrical Utilities
ING Group ......................................   Insurance
Ericsson LM Telephone Company* .................   Communications Technology
Banco Bilbao Vizcaya Argentaria, S.A. ..........   Banks
Santander Central Hispano S.A. .................   Banks
Honda Motor Co., Ltd ...........................   Automobile Manufacturers
Deutsche Telekom AG ............................   Fixed-Line Communications
Lloyds TSB Group PLC ...........................   Banks
Deutsche Bank AG* ..............................   Banks
BHP Billiton Ltd ...............................   Mining & Minerals
Canon Inc. .....................................   Technology Hardware & Equipment
Diageo plc .....................................   Beverage
Credit Suisse Group ............................   Banks
ABN AMRO Holding N.V. ..........................   Banks
Anglo American plc .............................   Mining & Minerals
France Telecom .................................   Fixed-Line Communications

Component Depositary Receipts                                Industries/Sectors
----------------------------------------------------   ------------------------------
Allianz Aktiengesellschaft .........................   Insurance
DaimlerChrysler AG* ................................   Automobile Manufacturers
Unilever N.V. ......................................   Food
Matsushita Electrical Industrial Co., Ltd. .........   Leisure Goods & Services
NTT Docomo Inc. ....................................   Wireless Communications
SAP AG .............................................   Software
BASF Aktiengesellschaft ............................   Chemicals
Sony Corporation ...................................   Leisure Goods & Services
AXA ................................................   Insurance
National Australia Bank Ltd. .......................   Banks
Koninklijke Philips Electronics N.V.* ..............   Food Retailers & Wholesalers
Rio Tinto PLC ......................................   Mining & Minerals
The News Corporation Ltd. (PDS) ....................   Broadcasting
BT Group plc .......................................   Fixed-Line Communications
Vivendi Universal* .................................   Broadcasting
Nissan Motor Co, Ltd. ..............................   Automobile Manufacturers
National Grid Transco PLC ..........................   Electrical Utilities
Telecom Italia S.p.A* ..............................   Fixed-Line Communications
BHP Billiton Plc ...................................   Mining & Minerals
Nomura Holdings ....................................   Investment Services
Australia and New Zealand Banking Group Ltd.           Banks
BG Group plc .......................................   Energy
Unilever PLC .......................................   Food
British American Tobacco PLC .......................   Tobacco
Westpac Banking Corp ...............................   Banks
Repsol YPF SA ......................................   Energy
Nippon Telegraph & Telephone Corporation ...........   Fixed-Line Communications
Suez ...............................................   Electrical Utilities
Hitachi Ltd. .......................................   Advanced Industrial Equipment
Groupe Danone ......................................   Food
Enel S.p.A. ........................................   Electrical Utilities
Bayer AG ...........................................   Chemicals
Endesa SA ..........................................   Electrical Utilities
Fuji Photo Film Co, Ltd. ...........................   Leisure Goods & Services
Prudential PLC .....................................   Insurance
Imperial Tobacco Group PLC .........................   Tobacco
Cadbury Schweppes PLC ..............................   Food
Novo Nordisk A/S ...................................   Pharmaceuticals
mmO2 plc* ..........................................   Wireless Communications
Royal KPN N.V.* ....................................   Fixed-Line Communications
Lafarge ............................................   Building Materials
Aegon NV ...........................................   Insurance
Scottish Power PLC .................................   Electrical Utilities
Allied Irish Banks PLC .............................   Banks

Component Depositary Receipts                         Industries/Sectors
--------------------------------------------   --------------------------------
Kyocera Corporation ........................   Electric Components & Equipment
ALCATEL ....................................   Communications Technology
Mitsui and Company Ltd .....................   General Industrial Services
CRH PLC ....................................   Building Materials
Bank of Ireland ............................   Banks
Sanpaolo IMI S.p.A .........................   Banks
NEC Corp ...................................   Technology Hardware & Equipment
ABB Ltd.* ..................................   Advanced Industrial Equipment
Portugal Telecom SGPS SA ...................   Fixed-Line Communications
Reed Elsevier, PLC .........................   Publishing
WPP Group PLC ..............................   Advertising
British Sky Broadcasting Group PLC .........   Broadcasting
Norsk Hydro ASA ............................   Mining & Minerals
Schering Aktiengesellschaft ................   Pharmaceuticals
The News Corporation Ltd. ..................   Broadcasting
STMicroelectronics N.V. ....................   Semiconductors
Wolseley plc* ..............................   Retail
UPM Kymmene Corp ...........................   Forest Products & Paper
Koninklijke Ahold NV* ......................   Food Retailers & Wholesalers
Akzo Nobel NV ..............................   Chemicals
Allied Domecq PLC* .........................   Beverage
TDK Corporation ............................   Electric Components & Equipment
Total Investments (cost $5,541,158)
* Designated non-income producing.




Aggregate Free-Float Market Capitalization .........   $3,772,906,525,830
  Number of Constituents ...........................                 100
  Percent of Ten Largest Constituents ..............               34.48%


10 Largest Components by Free-Float Market Capitalization:


                                     Free-Float Market                    Cumulative
                                       Capitalization          Index        Index
Company                            (In U.S. Dollars ($))      Weight        Weight
-------------------------------   -----------------------   ----------   -----------
BP plc ........................   207,718,040,008               5.51%        5.51%
HSBC Holdings PLC .............   175,930,655,200               4.66%       10.17%
Vodafone Group PLC ............   160,298,708,206               4.25%       14.42%
Toyota Motor Corp .............   130,421,050,813               3.46%       17.88%
GlaxoSmithKline plc ...........   128,891,936,549               3.42%       21.30%
Total S.A. ....................   125,743,434,090               3.33%       24.63%
Novartis AG ...................   117,263,211,039               3.11%       27.74%
Royal Dutch Petroleum .........   107,508,600,000               2.85%       30.59%
UBS AG ........................   73,882,842,676                1.96%       32.55%
Sanofi-Aventis ................   72,776,998,096                1.93%       34.48%
                                                               -----
    Total .....................                                34.48%
                                                               =====

10 Largest Industry Groups (% Index Weight):


                                         Free-Float Market                     Cumulative
                                           Capitalization          Index         Index
Industry                               (In U.S. Dollars ($))       Weight        Weight
-----------------------------------   -----------------------   -----------   -----------
Banks .............................   $ 735,211,801,990             19.49%        19.49%
Energy ............................   $ 614,753,734,140             16.29%        35.78%
Pharmaceuticals ...................   $ 410,147,777,712             10.87%        46.65%
Fixed-Line Communications .........   $ 247,678,789,391              6.56%        53.21%
Automobile Manufacturers ..........   $ 238,026,730,583              6.31%        59.52%
Wireless Communications ...........   $ 208,445,639,706              5.52%        65.04%
Electrical Utilities ..............   $ 149,410,735,133              3.96%        69.00%
Insurance .........................   $ 146,158,928,369              3.87%        72.87%
Mining & Minerals .................   $ 141,127,323,135              3.74%        76.61%
Communications Technology .........   $ 125,756,026,110              3.33%        79.94%
                                                                    -----
    Total .........................                                 79.94%
                                                                    =====

The BNY Emerging Markets 50 ADR Index

     General Background


     The BNY Emerging Markets 50 ADR Index is intended to give investors a benchmark for tracking the price and yield performance of Emerging Markets Depositary Receipts. A list of the 50 component Depositary Receipts included in The BNY Emerging Markets 50 ADR Index as of September 30, 2004 and the industry groups comprising The BNY Emerging Markets 50 ADR Index as of September 30, 2004 is included below.



Component Depositary Receipts                              Industries/Sectors
-------------------------------------------------   --------------------------------
Taiwan Semiconductor Manufacturing Co Ltd.*......   Semiconductors
United Microelectronics Corporation* ............   Semiconductors
China Mobile HK Ltd .............................   Wireless Communications
Teva Pharmaceutical Industries ..................   Pharmaceuticals
SK Telecom Co Ltd ...............................   Wireless Communications
Sasol Ltd .......................................   Chemicals
Companhia Vale Do Rio Doce (PDS) ................   Mining & Minerals
Petroleo Brasileiro SA (PDS) ....................   Energy
AU Optronics Corporation* .......................   Technology Hardware & Equipment
Gold Fields Ltd .................................   Mining & Minerals
Semiconductor Manufacturing
  International Corp* ...........................   Semiconductors
Icici Bank Ltd ..................................   Banks
Korea Electric Power Corp .......................   Electrical Utilities
America Movil SA De CV ..........................   Wireless Communications
Telefonos de Mexico SA de CV ....................   Fixed-Line Communications
Companhia Vale Do Rio Doce ......................   Mining & Minerals
Kookmin Bank ....................................   Banks
Harmony Gold Mining Company Ltd .................   Mining & Minerals
China Unicom Ltd ................................   Wireless Communications
Petroleo Brasileiro SA ..........................   Energy
KT Corporation ..................................   Fixed-Line Communications
Cemex SA De CV ..................................   Building Materials
Tele Norte Leste Participacoes SA ...............   Fixed-Line Communications
Infosys Technologies Ltd ........................   Technology Services
Companhia De Bebidas Das Americas ...............   Beverage
P T Telekomunikasi Indonesia Tbk ................   Fixed-Line Communications
Sappi Ltd .......................................   Forest Products & Paper
China Life Insurance Co Ltd* ....................   Insurance
Chunghwa Telecom Co. Ltd ........................   Fixed-Line Communications
Satyam Computer Services Ltd ....................   Technology Services
Companhia Siderurgica Nacional ..................   Mining & Minerals
Petrochina Co ...................................   Energy
Grupo Televisa SA* ..............................   Broadcasting

Component Depositary Receipts                           Industries/Sectors
-------------------------------------------------   --------------------------
Shinhan Financial Group Co., Ltd ................   Banks
China Telecom Corp. Ltd.* .......................   Fixed-Line Communications
China Petroleum & Chemical Corporation ..........   Energy
Anglogold Ashanti Ltd. ..........................   Mining & Minerals
Compania De Minas Buenaventura SA ...............   Mining & Minerals
CNOOC Ltd .......................................   Energy
Banco Itau ......................................   Banks
Philippine Long Distance Telephone Co.* .........   Fixed-Line Communications
HDFC Bank Ltd ...................................   Banks
Embraer-Empresa Brasileira De Aeronautica           Aerospace
POSCO ...........................................   Mining & Minerals
Banco Bradesco SA ...............................   Banks
Huaneng Power International Inc .................   Electrical Utilities
Fomento Economico Mexicano SA ...................   Beverage
Naspers Limited .................................   Publishing
Vimpel Communications OJSC* .....................   Wireless Communications
Mobile Telesystems OJSC .........................   Wireless Communications
Total Investments (Cost $17,876,131)
* Designated non-income producing




Aggregate Free-Float Market Capitalization .........   $312,985,000,300
  Number of Constituents ...........................                50
  Percent of Ten Largest Constituents ..............             42.26%


10 Largest Components by Free-Float Market Capitalization:


                                            Free-Float Market                    Cumulative
                                              Capitalization          Index        Index
Company                                   (In U.S. Dollars ($))      Weight        Weight
--------------------------------------   -----------------------   ----------   -----------
Taiwan Semiconductor Manufacturing
  Co Ltd .............................   $  25,036,335,394.00          8.00%        8.00%
Teva Pharmaceutical Ind ..............   $  15,749,452,606.00          5.03%       13.03%
Infosys Technologies Ltd .............   $  14,036,809,282.00          4.48%       17.51%
China Mobile HK Ltd ..................   $  12,623,167,279.00          4.03%       21.54%
Petroleo Brasileiro SA (PDS) .........   $  12,357,572,257.00          3.95%       25.49%
America Movil SA de CV ...............   $  12,255,851,789.00          3.92%       29.41%
SK Telecom Co Ltd ....................   $  10,414,475,426.00          3.33%       32.74%
Telefonos de Mexico SA de CV .........   $  10,126,780,233.00          3.24%       35.98%
Petroleo Brasileiro SA ...............   $   9,903,015,467.00          3.16%       39.14%
Kookmin Bank .........................   $   9,757,334,281.00          3.12%       42.26%
                                                                      -----
    Total ............................                                42.26%
                                                                      =====

10 Largest Industry Groups (% Index Weight):


                                         Free-Float Market                     Cumulative
                                           Capitalization          Index         Index
Industry                               (In U.S. Dollars ($))       Weight        Weight
-----------------------------------   -----------------------   -----------   -----------
Wireless Communications ...........   $  44,156,868,160.00          14.11%        14.11%
Energy ............................   $  41,879,400,307.00          13.38%        27.49%
Semiconductors ....................   $  37,354,735,925.00          11.93%        39.42%
Mining & Minerals .................   $  37,263,625,019.00          11.91%        51.33%
Banks .............................   $  32,521,002,417.00          10.39%        61.72%
Fixed-Line Communications .........   $  32,338,763,109.00          10.33%        72.05%
Technology Services ...............   $  17,699,131,749.00           5.65%        77.70%
Pharmaceuticals ...................   $  15,749,452,606.00           5.03%        82.73%
Chemicals .........................   $   8,767,129,962.00           2.80%        85.53%
Broadcasting ......................   $   7,724,459,304.00           2.47%        88.00%
                                                                    -----
    Total .........................                                 88.00%
                                                                    =====

The BNY Europe 100 ADR Index

     General Background


     The BNY Europe 100 ADR Index is intended to give investors a benchmark for tracking the price and yield performance of European Depositary Receipts. A list of the 100 component Depositary Receipts included in The BNY Europe 100 ADR Index as of September 30, 2004 and the industry groups comprising The BNY Europe 100 ADR Index as of September 30, 2004 is included below.



Component Depositary Receipts                            Industries/Sectors
------------------------------------------------   ------------------------------
BP plc .........................................   Energy
HSBC Holdings plc ..............................   Banks
Vodafone Group plc .............................   Wireless Communications
GlaxoSmithKline plc ............................   Pharmaceuticals
Total S.A. .....................................   Energy
Novartis AG ....................................   Pharmaceuticals
Royal Dutch Petroleum Company ..................   Energy
UBS AG* ........................................   Banks
Sanofi-Aventis .................................   Pharmaceuticals
Shell Transport and Trading Co, PLC ............   Energy
Telefonica, S.A. ...............................   Fixed-Line Communications
AstraZeneca PLC ................................   Pharmaceuticals
Nokia Corporation ..............................   Communications Technology
Barclays PLC ...................................   Banks
Siemens AG .....................................   Advanced Industrial Equipment
ENI SpA ........................................   Energy
E.ON AG ........................................   Electrical Utilities
ING Group ......................................   Insurance
Ericsson LM Telephone Company* .................   Communications Technology
Banco Bilbao Vizcaya Argentaria, S.A. ..........   Banks
Santander Central Hispano S.A. .................   Banks
Deutsche Telekom AG ............................   Fixed-Line Communications
Lloyds TSB Group PLC ...........................   Banks
Deutsche Bank AG* ..............................   Banks
Diageo plc .....................................   Beverage
Credit Suisse Group ............................   Banks
ABN AMRO Holding N.V. ..........................   Banks
Anglo American plc .............................   Mining & Minerals
France Telecom .................................   Fixed-Line Communications
Allianz Aktiengesellschaft .....................   Insurance
DaimlerChrysler AG* ............................   Automobile Manufacturers
Unilever N.V. ..................................   Food
SAP AG .........................................   Software
BASF Aktiengesellschaft ........................   Chemicals
AXA ............................................   Insurance

Component Depositary Receipts                           Industries/Sectors
-----------------------------------------------   ------------------------------
Koninklijke Philips Electronics N.V.* .........   Food Retailers & Wholesalers
Rio Tinto PLC .................................   Mining & Minerals
BT Group plc ..................................   Fixed-Line Communications
Vivendi Universal* ............................   Broadcasting
National Grid Transco PLC .....................   Electrical Utilities
Telecom Italia SpA ............................   Fixed-Line Communications
BHP Billiton Plc ..............................   Mining & Minerals
BG Group plc ..................................   Energy
Unilever PLC ..................................   Food
British American Tobacco PLC ..................   Tobacco
Repsol YPF SA .................................   Energy
Suez ..........................................   Electrical Utilities
Groupe Danone .................................   Food
Enel S.p.A ....................................   Electrical Utilities
Bayer AG ......................................   Chemicals
Endesa SA .....................................   Electrical Utilities
Prudential PLC ................................   Insurance
Cadbury Schweppes PLC .........................   Food
Imperial Tobacco Group PLC ....................   Tobacco
Novo Nordisk A/S ..............................   Pharmaceuticals
mmO2 Plc ......................................   Wireless Communications
Royal KPN N.V.* ...............................   Fixed-Line Communications
Lafarge .......................................   Building Materials
Aegon NV ......................................   Insurance
Scottish Power PLC ............................   Electrical Utilities
Allied Irish Banks PLC ........................   Banks
ALCATEL .......................................   Communications Technology
CRH PLC .......................................   Building Materials
Bank of Ireland ...............................   Banks
Sanpaolo IMI S.p.A. ...........................   Banks
ABB Ltd.* .....................................   Advanced Industrial Equipment
Portugal Telecom SGPS SA ......................   Fixed-Line Communications
Reed Elsevier PLC .............................   Publishing
WPP Group PLC .................................   Advertising
British Sky Broadcasting Group PLC ............   Broadcasting
Schering Aktiengesellschaft ...................   Pharmaceuticals
Norsk Hydro ASA ...............................   Mining & Minerals
STMicroelectronics NV .........................   Semiconductors
Wolseley plc* .................................   Retail
Syngenta ......................................   Chemicals
UPM Kymmene Corp ..............................   Forest Products & Paper
Koninklijke Ahold NV* .........................   Food Retailers & Wholesalers
Akzo Nobel NV .................................   Chemicals
Allied Domecq Plc* ............................   Beverage

Component Depositary Receipts                         Industries/Sectors
--------------------------------------------   --------------------------------
Elan Corp, Plc* ............................   Pharmaceuticals
Pearson plc ................................   Publishing
Smith & Nephew Group* ......................   Medical Products
Reed Elsevier NV ...........................   Publishing
Carnival plc ...............................   Leisure Goods & Services
Stora Enso OYJ .............................   Forest Products & Paper
Intercontinental Hotels Group PLC* .........   Leisure Goods & Services
Reuters Group PLC ..........................   Publishing
The BOC Group Plc. .........................   Chemicals
Volvo AB ...................................   Industrial Transportation
TPG NV .....................................   Industrial Transportation
Gallaher Group PLC .........................   Tobacco
National Bank of Greece S.A.* ..............   Banks
Veolia Environnement* ......................   Water Utilities
Adecco SA ..................................   General Industrial Services
Infineon Technologies AG* ..................   Semiconductors
ASML Holding N.V.* .........................   Semiconductors
TDC A/S* ...................................   Fixed-Line Communications
Telenor ASA* ...............................   Fixed-Line Communications
United Utilities plc .......................   Water Utilities
AB Electrolux ..............................   Home Construction & Furnishings
Total Investments (Cost $7,637,676)
* Designated as non-incoming producing.




Aggregate Free-Float Market Capitalization .........   $3,257,447,894,838
  Number of Constituents ...........................                 100
  Percent of Ten Largest Constituents ..............               38.11%


10 Largest Components by Free-Float Market Capitalization:


                                        Free-Float Market                 Cumulative
                                          Capitalization         Index      Index
Company                               (In U.S. Dollars ($))     Weight      Weight
----------------------------------- ------------------------- ---------- -----------
BP plc ............................   $  207,718,040,008.00       6.38%      6.38%
HSBC Holdings PLC .................   $  175,930,655,200.00       5.40%     11.78%
Vodafone Group PLC ................   $  160,298,708,206.00       4.92%     16.70%
GlaxoSmithKline plc ...............   $  128,891,936,549.00       3.96%     20.66%
Total S.A. ........................   $  125,743,434,090.00       3.86%     24.52%
Novartis AG .......................   $  117,263,211,039.00       3.60%     28.12%
Royal Dutch Petroleum .............   $  107,508,600,000.00       3.30%     31.42%
UBS AG ............................   $   73,882,842,676.00       2.27%     33.69%
Sanofi-Aventis ....................   $   72,776,998,096.00       2.23%     35.92%
Shell Transport and Trading Co PLC    $   71,424,598,029.00       2.19%     38.11%
                                                                 -----
    Total .........................                              38.11%
                                                                 =====

10 Largest Industry Groups (% Index Weight):


                                        Free-Float Market                  Cumulative
                                          Capitalization         Index       Index
Industry                              (In U.S. Dollars ($))      Weight      Weight
----------------------------------- ------------------------- ----------- -----------
Energy ............................   $  614,753,734,140.00       18.87%      18.87%
Banks .............................   $  609,771,157,683.00       18.72%      37.59%
Pharmaceuticals ...................   $  419,180,869,369.00       12.87%      50.46%
Fixed-Line Communications .........   $  239,151,007,848.00        7.34%      57.80%
Wireless Communications ...........   $  175,688,135,706.00        5.39%      63.19%
Electrical Utilities ..............   $  149,410,735,133.00        4.59%      67.78%
Insurance .........................   $  146,158,928,369.00        4.49%      72.27%
Communications Technology .........   $  125,756,026,110.00        3.86%      76.13%
Mining & Minerals .................   $  102,128,226,741.00        3.14%      79.27%
Food ..............................   $   92,790,421,533.00        2.85%      82.12%
                                                                  -----
    Total .........................                               82.12%
                                                                  =====


     The information contained herein regarding the BNY ADR Indexes, securities markets and DTC was obtained from publicly available sources.


     "BNY", "The Bank of New York Asia 50 ADR Index", "The Bank of New York Developed Markets 100 ADR Index", "The Bank of New York Emerging Markets 50 ADR Index", "The Bank of New York Europe 100 ADR Index", and "The BNY Asia 50 ADR Index", "The BNY Developed Markets 100 ADR Index", "The BNY Emerging Markets 50 ADR Index", "The BNY Europe 100 ADR Index" are service marks of The Bank of New York and have been licensed for use for certain purposes by Nasdaq Global Funds, Inc. (formerly known as Nasdaq Financial Products Services, Inc.), the BLDRS Index Funds Trust, BLDRS Asia 50 ADR Index Fund, BLDRS Developed Markets 100 ADR Index Fund, BLDRS Emerging Markets 50 ADR Index Fund and BLDRS Europe 100 ADR Index Fund based on The Bank of New York Asia 50 ADR Index, The Bank of New York Developed Markets 100 ADR Index, The Bank of New York Emerging Markets 50 ADR Index and The Bank of New York Europe 100 ADR Index are not sponsored, endorsed, sold, recommended or promoted by The Bank of New York or any of its subsidiaries or affiliates, and none of The Bank of New York or any of its subsidiaries or affiliates makes any representation or warranty, express or implied, to the purchasers or owners of the BLDRS Index Funds Trust, BLDRS Asia 50 ADR Index Fund, BLDRS Developed Markets 100 ADR Index Fund, BLDRS Emerging Markets 50 ADR Index Fund or BLDRS Europe 100 ADR Index Fund or any member of the public regarding the advisability of investing in financial products generally or in the BLDRS Index Funds Trust, BLDRS Asia 50 ADR Index Fund, BLDRS Developed Markets 100 ADR Index Fund, BLDRS Emerging Markets 50 ADR Index Fund or the Bank of New York Europe 100 ADR Index particularly, the ability of The Bank of New York Asia 50 ADR Index, The Bank of New York Developed Markets 100 ADR Index, The Bank of New York Emerging Markets 50 ADR Index and The Bank of New York Europe 100 ADR Index to track market performance or the suitability or appropriateness of the BLDRS Index

Funds Trust, BLDRS Asia 50 ADR Index Fund, BLDRS Developed Markets 100 ADR Index Fund, BLDRS Emerging Markets 50 ADR Index Fund or BLDRS Europe 100 ADR Index Fund for such purchasers, owners or such members of the public. The relationship between The Bank of New York, as Licensor, on one hand, and Nasdaq Global Funds, Inc. (formerly known as Nasdaq Financial Products Services, Inc.), as Sponsor, on the other, is limited to the licensing of certain trademarks and trade names of The Bank of New York and of The Bank of New York Asia 50 ADR Index, The Bank of New York Developed Markets 100 ADR Index, The Bank of New York Emerging Markets 50 ADR Index or The Bank of New York Europe 100 ADR Index which indices are determined, composed and calculated by The Bank of New York without regard to Nasdaq Global Funds, Inc. (formerly known as Nasdaq Financial Products Services, Inc.) or the BLDRS Index Funds Trust, BLDRS Asia 50 ADR Index Fund, BLDRS Developed Markets 100 ADR Index Fund, BLDRS Emerging Markets 50 ADR Index Fund or BLDRS Europe 100 ADR Index Fund. Neither The Bank of New York nor any of its subsidiaries or affiliates has any obligation to take the needs of Nasdaq Global Funds, Inc. (formerly known as Nasdaq Financial Products Services, Inc.) or the purchasers or owners of the BLDRS Index Funds Trust, BLDRS Asia 50 ADR Index Fund, BLDRS Developed Markets 100 ADR Index Fund, BLDRS Emerging Markets 50 ADR Index Fund or BLDRS Europe 100 ADR Index Fund into consideration in determining, composing or calculating The Bank of New York Asia 50 ADR Index, The Bank of New York Developed Markets 100 ADR Index, The Bank of New York Emerging Markets 50 ADR Index or The Bank of New York Europe 100 ADR Index. Neither The Bank of New York nor any of its subsidiaries or affiliates is responsible for, or has participated in, the determination of the timing of, prices at, or quantities of the BLDRS Asia 50 ADR Index Fund, BLDRS Developed Markets 100 ADR Index Fund, BLDRS Emerging Markets 50 ADR Index Fund or BLDRS Europe 100 ADR Index Fund to be issued or in the determination or calculation of the equation by which the BLDRS Index Funds Trust, BLDRS Asia 50 ADR Index Fund, BLDRS Developed Markets 100 ADR Index Fund, BLDRS Emerging Markets 50 ADR Index Fund and BLDRS Europe 100 ADR Index Fund is to be converted into cash.

     NEITHER THE BANK OF NEW YORK NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES GUARANTEES THE ACCURACY OR COMPLETENESS OF THE BANK OF NEW YORK ASIA 50 ADR INDEX, THE BANK OF NEW YORK DEVELOPED MARKETS 100 ADR INDEX, THE BANK OF NEW YORK EMERGING MARKETS 50 ADR INDEX OR THE BANK OF NEW YORK EUROPE 100 ADR INDEX OR ANY DATA INCLUDED THEREIN, AND NEITHER THE BANK OF NEW YORK NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES WILL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. NEITHER THE BANK OF NEW YORK NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY NASDAQ GLOBAL FUNDS, INC. (FORMERLY KNOWN AS NASDAQ FINANCIAL

PRODUCTS SERVICES, INC.), PURCHASERS OR OWNERS OF THE BLDRS INDEX FUNDS TRUST, BLDRS ASIA 50 ADR INDEX FUND, BLDRS DEVELOPED MARKETS 100 ADR INDEX FUND, BLDRS EMERGING MARKETS 50 ADR INDEX FUND, BLDRS EUROPE 100 ADR INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BANK OF NEW YORK ASIA 50 ADR INDEX, THE BANK OF NEW YORK DEVELOPED MARKETS 100 ADR INDEX, THE BANK OF NEW YORK EMERGING MARKETS 50 ADR INDEX OR THE BANK OF NEW YORK EUROPE 100 ADR INDEX OR ANY DATA INCLUDED THEREIN. NEITHER THE BANK OF NEW YORK NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BANK OF NEW YORK ASIA 50 ADR INDEX, THE BANK OF NEW YORK DEVELOPED MARKETS 100 ADR INDEX, THE BANK OF NEW YORK EMERGING MARKETS 50 ADR INDEX, THE BANK OF NEW YORK EUROPE 100 ADR INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WILL THE BANK OF NEW YORK OR ANY OF ITS SUBSIDIARIES OR AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


     The foregoing disclaimer does not impact The Bank of New York's fiduciary duty owed by it to each Fund and the shareholders of each Fund in its capacity as Trustee of each Fund.

                     ADDITIONAL INFORMATION CONCERNING THE
              ROLE OF THE BANK OF NEW YORK, DOW JONES AND NASDAQ

     The Depositary Receipts included in each BNY ADR Index are selected by BNY from the universe of companies represented by the BNY ADR Composite Index. Dow Jones acts as "index calculation agent" in connection with the calculation and dissemination of each BNY ADR Index.

     The Bank of New York does not sponsor, endorse, sell or promote the Shares. Additionally, Dow Jones does not sponsor or promote the Shares.

     Neither The Bank of New York, Dow Jones nor the Sponsor make any representation or warranty, express or implied, to the Beneficial Owners of Shares of a Fund or any member of the public regarding the ability of a Fund to track the performance of its benchmark. Additionally, The Bank of New York does not make any representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the advisability of investing in securities generally or in the Shares particularly.

     The Bank of New York's only relationship to the index calculation agent is the licensing of certain trademarks and trade names of BNY and of the BNY ADR Composite Index which is determined, composed and calculated by BNY without regard to the agent or any Fund. The Bank of New York has no obligation to take the needs of the index calculation agent, a Fund or the owners of Shares of the Funds into consideration in determining, composing or calculating the BNY ADR Composite Index.

                              SHARES AND REPORTS

     The BLDRS Index Funds Trust is currently comprised of four (4) Funds. Each Fund is created by an Indenture to the Trust Agreement which, while incorporating all or substantially all of the terms of the Trust Agreement, supplements the Trust Agreement with specific information regarding each Fund. Each Fund issues Shares of beneficial interest, par value $.001 per Share. The Sponsor may designate additional Funds.

     Owners of Shares may sell them in the secondary market, but must accumulate enough Shares to constitute a full Creation Unit in order to redeem through the Trust. The death or incapacity of any owner of Shares does not operate to terminate the Trust nor entitle such owner's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust.

     Owners of Shares shall not (a) have the right to vote concerning the Trust, except with respect to termination and as otherwise expressly set forth in the Trust Agreement, (b) in any manner control the operation and management of the Trust, or (c) be liable to any other person by reason of any action taken by the Sponsor or the Trustee. The Trustee has the right to vote all of the voting stocks in the Trust. The Trustee votes the voting stocks of each issuer in the same proportionate relationship as all other shares of each such issuer are voted to the extent permissible and, if not permitted, abstains from voting.

     The Trustee will make, or cause to be made, such annual or other reports and file such documents as it is advised by counsel or independent auditors employed by it as are required for each Fund by the 1933 Act, the Exchange Act and the 1940 Act, and will make or cause to be made such elections and file such tax returns as it is advised by counsel or independent auditors employed by it as are from time to time required under any applicable state or federal statute or rule or regulation there under, in particular, for the continuing qualification of each Fund as a regulated investment company. Each Fund's fiscal year ends on September 30 and may be changed from time to time by the Trustee and the Sponsor without consent of the Beneficial Owners.

               RESTRICTIONS ON PURCHASES BY INVESTMENT COMPANIES


     For purposes of the 1940 Act, Shares are issued by a registered investment company and purchases of such Shares by investment companies are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in Shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company enter into an agreement with the Trust regarding the terms of the investment.

     The Trust has obtained an SEC order permitting registered investment companies to invest in Shares as described above. One such condition stated in the order is that registered investment companies relying on the order must enter into a written agreement with the Trust.


                         CONTINUOUS OFFERING OF SHARES

     Creation Units are offered continuously to the public by each Fund through the Distributor and are delivered upon the deposit of a Portfolio Deposit. Persons making Portfolio Deposits and creating Creation Units will receive no fees, commissions or other form of compensation or inducement of any kind from the Sponsor or the Distributor, and no such person will have any obligation or responsibility to the Sponsor or Distributor to effect any sale or resale of Shares.

     Because new Shares can be created and issued on an ongoing basis, at any point during the life of a Fund, a "distribution", as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some of their activities may result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery and liability provisions of the 1933 Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing a creation order with the Distributor, breaks them down into the constituent Shares and sells the Shares directly to its customers; or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

     Dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an "unsold allotment" within the meaning of
Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the 1933 Act.

     The Sponsor intends to qualify the Shares in states selected by the Sponsor and through broker-dealers who are members of the NASD. Investors intending to create or redeem Creation Units in transactions not involving a broker-dealer registered in such investor's state of domicile or residence should consult their legal advisor regarding applicable broker-dealer or securities regulatory requirements under the state securities laws prior to such creation or redemption.

                       PERFORMANCE AND OTHER INFORMATION

     The performance of a Fund may be quoted in advertisements, sales literature or reports to shareholders in terms of average annual total return, cumulative total return and yield.

     Quotations of cumulative total return, average annual total return or yield reflect only the performance of a hypothetical investment in a Fund during the particular time period on which the calculations are based. Such quotations for a Fund will vary based on changes in market conditions and the level of such Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     The cumulative and average total returns and yields do not take into account federal or state income taxes which may be payable by shareholders; total returns and yields would, of course, be lower if such charges were taken into account.

     In addition, a Fund will mistrack its relevant benchmark BNY ADR Index because the total return calculated for its relevant benchmark BNY ADR Index includes a calculation of dividend income gross of withholding taxes while the total return calculation for a Fund will include some dividend income that will be net of withholding taxes.

     Information may be provided to investors regarding capital gains distributions by one or more Funds. Comparisons between the Funds and other investment vehicles such as conventional mutual funds may be made regarding such capital gains distributions, as well as relative tax efficiencies between the Funds and such other investment vehicles (e.g., realization of capital gains or losses to a Fund and to such other investment vehicles in connection with redemption of their respective securities).

     Investors may be informed that, while no unequivocal statement can be made as to the net tax impact on a mutual fund resulting from the purchases and sales of its portfolio stocks over a period of time, conventional mutual funds that have accumulated substantial unrealized capital gains, if they experience net redemptions and do not have sufficient available cash, may be required to sell appreciated securities and make taxable capital gains distributions that are generated by changes in such fund's portfolio. In contrast to conventional mutual funds where redemption transactions that affect an adverse tax impact on taxable shareholders because of the need to sell Fund Securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of the Funds generally will not lead to a tax event for ongoing shareholders. Since shareholders are generally required to pay tax on capital gains distributions, the smaller the amount of such distributions, the less taxes that are payable currently. To the extent that a Fund is not required to recognize capital gains, a shareholder of such Fund is able, in effect, to defer tax on such gains until he sells or otherwise disposes of his Shares. If such holder retains his Shares until his death, under current law the tax basis of such Shares would be adjusted to their then fair market value.


     One important difference between Shares and conventional mutual fund shares is that Shares are available for purchase or sale on an intraday basis on NASDAQ. An investor who buys shares in a conventional mutual fund will usually buy or sell shares at a price at or related to the closing net asset value per share, as determined by the fund. In contrast, Shares are not offered for purchase or redeemed for cash at a fixed relationship to closing NAV. The tables below illustrate the distribution relationships of daily pricing data for the Shares of each Fund, each Fund's NAV and each Fund's relevant benchmark index for the 2004 calendar year. These tables may help investors compare the trading costs and intraday trading risks of Shares to funds sold and redeemed at prices related to closing NAV.


     Investors who purchase or sell Shares may wish to evaluate the volatility of the price of Shares during the trading day. To assist investors in making such an evaluation, the Daily Percentage Price Range table illustrates the volatility of price movements for both Shares and each Fund's relevant BNY ADR Index on a daily basis. Investors who purchase or sell Shares may also wish to evaluate the opportunity to buy or sell on an intraday basis versus the assurance of a transaction at or related to closing NAV. To assist investors in making this comparison, the High and Low Price versus Closing Value table illustrates the possibility of buying or selling Shares at prices less or more favorable than closing NAV.

     Investors may wish to evaluate the potential of Shares to approximate the value of the assets in each Fund as a basis of valuation of the Shares. The Closing Price versus NAV table illustrates the closing value of Shares in relation to the underlying value of the assets in the relevant Fund on a daily basis. Additionally, the NAV versus each Fund's relevant BNY ADR Index table shows the difference between the underlying value of assets in each Fund and each Fund's relevant BNY ADR Index based on month-end values.

     Finally, investors may wish to consider the average bid/asked spread on Shares, as illustrated in the Bid/Asked Spread table, and add any commissions charged by a broker to determine the direct costs of trading Shares.


     The information provided in the following tables with respect to the Shares (including price ranges, relationship of prices to closing NAV, and bid/asked spreads) may vary materially over time. There is some evidence, for example, that the bid/asked spread will widen in more volatile markets and narrow when markets are less volatile.

         CLOSING PRICES V. NET ASSET VALUE FREQUENCY DISTRIBUTION FOR
                BLDRS ASIA 50 ADR INDEX FUND AND NET ASSET VALUE
               (From January 1, 2004 through December 31, 2004)



                               Closing Price                Closing Price
                                 on NASDAQ                    on NASDAQ
                               Above Fund NAV              Below Fund NAV
                         --------------------------   -------------------------
Range                     Frequency     % of Total     Frequency     % of Total
----------------------   -----------   ------------   -----------   -----------
>0.00%-1.00% .........       158           100.00%         74          100.00%
>1.00%-2.00% .........         0             0.00%          0            0.00%
                             ---           ------          --          ------
    Total ............       158           100.00%         74          100.00%



Source: The Bank of New York

                    NET ASSET VALUE V. BNY ASIA 50 ADR INDEX
    (Monthly Closing Values From January 1, 2004 through December 31, 2004)



                                NAV          BNY Asia 50        Percentage
Month                       Equivalent     ADR Index Value      Difference
------------------------   ------------   -----------------   -------------
January 2004 ...........     972.33              973.14           -0.0835%
February 2004 ..........     981.26              982.14           -0.0892%
March 2004 .............   1,041.45            1,039.60            0.1776%
April 2004 .............     978.93              976.47            0.2523%
May 2004 ...............     957.12              957.95           -0.0866%
June 2004 ..............     991.10              991.74           -0.0650%
July 2004 ..............     945.64              946.42           -0.0828%
August 2004 ............     947.83              948.67           -0.0890%
September 2004 .........     939.29              937.73            0.1664%
October 2004 ...........     965.79              964.32            0.1524%
November 2004 ..........   1,007.57            1,003.78            0.3773%
December 2004 ..........   1,057.18            1,058.44           -0.1188%



Source: The Bank of New York

NAV equivalent amounts in the above table reflect sales by the Trustee of Fund Securities to pay Fund fees and expenses in excess of dividends and other accrued income received by the Fund.

CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR BNY ASIA 50 ADR INDEX AND BLDRS
                            ASIA 50 ADR INDEX FUND



                                 Cumulative Return(1)(2)               Average Annual Return(1)(2)
                           ------------------------------------   -------------------------------------
                               Fund         Fund      BNY Asia        Fund         Fund       BNY Asia
                            Net Asset     Closing      50 ADR      Net Asset     Closing       50 ADR
                              Value        Price        Index        Value        Price        Index
                           -----------   ---------   ----------   -----------   ---------   -----------
One Year ended
  12/31/04 .............       11.00%       9.09%       11.42%        11.00%       9.09%        11.42%
Since Trading
  Commenced(1) .........       53.44%      52.83%       54.65%        22.25%      22.02%        22.67%



-------------

(1) Trading on NASDAQ commenced November 13, 2002.

(2) The above calculation assumes the reinvestment price for the 12/17/04 income distribution is the 12/31/04 NAV. The actual reinvestment price is the 1/31/05 NAV which was not available at the time of the above calculation.

Source: The Bank of New York

                         BID/ASKED SPREAD DISTRIBUTION
                           FREQUENCY DISTRIBUTION FOR
              BID/ASKED SPREAD OF THE BLDRS ASIA 50 ADR INDEX FUND
               (From January 1, 2004 through December 31, 2004)



Range                           % of Total
----------------------------   -----------
Locked or Crossed ..........        0.00%
$0.01-0.05..................        1.30%
$0.06-0.10..................       21.83%
$0.10-0.15..................       20.78%
$0.15-0.20..................        6.90%
$0.20-0.25..................        2.42%
$0.25-0.50..................        7.08%
Greater than $0.50..........       39.69%
                                  ------
    Total: .................      100.00%



Source: The NASDAQ Stock Market

     The price range of Shares of the BLDRS Asia 50 ADR Index Fund for the 2004 calendar year was from $57.60 to $71.35 and is based on high and low prices for the day.

           Daily Percentage Price Ranges: Frequency Distribution for
             BNY Asia 50 ADR Index and BLDRS Asia 50 ADR Index Fund
                (From January 1, 2004 through December 31, 2004)



                                           Daily Percentage Price Ranges
                               ------------------------------------------------------
                                      BNY Asia 50                 BLDRS Asia 50
                                       ADR Index                 ADR Index Fund
                               --------------------------   -------------------------
Range                           Frequency     % of Total     Frequency     % of Total
----------------------------   -----------   ------------   -----------   -----------
0 to 1.00% .................        36           57.14%          11           19.64%
1.01 to 1.50% ..............        19           30.16%          12           21.43%
1.51 to 2.00% ..............         3            4.76%           8           14.29%
2.01 to 2.50% ..............         2            3.17%           7           12.50%
2.51 to 3.00% ..............         2            3.17%           6           10.71%
3.01 to 3.50% ..............         1            1.59%           7           12.50%
3.51 to 4.00% ..............         0            0.00%           5            8.93%
4.01 to 5.00% ..............         0            0.00%           0            0.00%
Greater than 5.00% .........         0            0.00%           0            0.00%
    Total ..................        63          100.00%          56          100.00%



Source: Factset Research Systems Inc.

      High and Low Prices versus Closing Value Frequency Distribution for
             BNY Asia 50 ADR Index and BLDRS Asia 50 ADR Index Fund
                (From January 1, 2004 through December 31, 2004)



                                         BNY Asia 50 ADR Index                      BLDRS Asia 50 ADR Index Fund
                             --------------------------------------------- -----------------------------------------------
                                 Intraday High           Intraday Low           Intraday High           Intraday Low
                                  Value Above            Value Below             Value Above             Value Below
                                 Closing Value          Closing Value           Closing Value           Closing Value
                             ---------------------- ---------------------- ----------------------- -----------------------
                                            % of                   % of                    % of                    % of
Range                         Frequency     Total    Frequency     Total    Frequency     Total     Frequency     Total
---------------------------- ----------- ---------- ----------- ---------- ----------- ----------- ----------- -----------
Equal to NAV ...............       3       1.19%          5       1.98%         78      30.95%          72      28.57%
0.01 to 1.00% ..............     205      81.35%        193      76.59%        120      47.62%         150      59.52%
1.01 to 1.50% ..............      20       7.94%         32      12.70%         19       7.54%          14       5.56%
1.51 to 2.00% ..............      10       3.97%         16       6.35%         11       4.37%           1       0.40%
2.01 to 2.50% ..............      11       4.37%          5       1.98%          7       2.78%           3       1.19%
2.51 to 3.00% ..............       1       0.40%          0       0.00%          6       2.38%           1       0.40%
3.01 to 3.50% ..............       1       0.40%          1       0.40%          7       2.78%           3       1.19%
3.51 to 4.00% ..............       0       0.00%          0       0.00%          1       0.40%           1       0.40%
4.01 to 5.00% ..............       1       0.40%          0       0.00%          2       0.79%           5       1.98%
Greater than 5.00% .........       0       0.00%          0       0.00%          1       0.40%           2       0.79%
   Total ...................     252     100.00%        252     100.00%        252     100.00%         252     100.00%



Source: Factset Research Systems Inc.

         CLOSING PRICES V. NET ASSET VALUE FREQUENCY DISTRIBUTION FOR
                   BLDRS DEVELOPED MARKETS 100 ADR INDEX FUND
                              AND NET ASSET VALUE
               (From January 1, 2004 through December 31, 2004)



                               Closing Price                Closing Price
                                 on NASDAQ                    on NASDAQ
                               Above Fund NAV              Below Fund NAV
                         --------------------------   -------------------------
Range                     Frequency     % of Total     Frequency     % of Total
----------------------   -----------   ------------   -----------   -----------
>0.00%-1.00% .........       154           98.09%          68           97.14%
>1.00%-2.00% .........         2            1.27%           2            2.86%
>2.00%-3.00% .........         1            0.64%           0            0.00%
                             ---          ------           --          ------
    Total ............       157          100.00%          70          100.00%



Source: The Bank of New York

             NET ASSET VALUE V. BNY DEVELOPED MARKETS 100 ADR INDEX (Monthly Closing Values From January 1, 2004 through December 31, 2004)



                                            BNY Developed
                                NAV        Markets 100 ADR     Percentage
Month                       Equivalent       Index Value       Difference
------------------------   ------------   -----------------   -----------
January 2004 ...........     904.19              904.04        0.0169%
February 2004 ..........     924.13              922.32        0.1966%
March 2004 .............     904.50              903.24        0.1396%
April 2004 .............     881.71              878.62        0.3522%
May 2004 ...............     881.34              881.77        -0.0492%
June 2004 ..............     899.08              899.08        0.0004%
July 2004 ..............     867.63              867.11        0.0596%
August 2004 ............     873.29              870.06        0.3713%
September 2004 .........     892.57              892.57        -0.0003%
October 2004 ...........     925.20              925.06        0.0156%
November 2004 ..........     979.43              976.49        0.3015%
December 2004 ..........   1,013.93            1,014.41        -0.0468%



Source: The Bank of New York

NAV equivalent amounts in the above table reflect sales by the Trustee of Fund Securities to pay Fund fees and expenses in excess of dividends and other accrued income received by the Fund.

                CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR
                     BNY DEVELOPED MARKETS 100 ADR INDEX AND
                   BLDRS DEVELOPED MARKETS 100 ADR INDEX FUND



                                 Cumulative Return(1)(2)              Average Annual Return(1)(2)
                         --------------------------------------- --------------------------------------
                             Fund        Fund     BNY Developed      Fund        Fund     BNY Developed
                          Net Asset    Closing     Markets 100    Net Asset    Closing     Markets 100
                            Value       Price       ADR Index       Value       Price       ADR Index
                         ----------- ----------- --------------- ----------- ----------- --------------
One Year ended
  12/31/04 .............     15.76%      10.53%        16.21%        15.76%      10.53%       16.21%
Since Trading
  Commenced(1) .........     58.63%      59.18%        60.34%        24.17%      24.37%       24.76%



-------------
(1) Trading on NASDAQ commenced November 13, 2002.

(2) The above calculation assumes the reinvestment price for the 12/17/04 income distribution is the 12/31/04 NAV. The actual reinvestment price is the 1/31/05 NAV which was not available at the time of the above calculation.

Source: The Bank of New York

              BID/ASKED SPREAD DISTRIBUTION FREQUENCY DISTRIBUTION
                  FOR BID/ASKED SPREAD OF THE BLDRS DEVELOPED
                           MARKETS 100 ADR INDEX FUND
               (From January 1, 2004 through December 31, 2004)



Range                           % of Total
----------------------------   -----------
Locked or Crossed ..........        0.00%
$0.01-0.05..................        2.38%
$0.06-0.10..................       25.68%
$0.10-0.15..................       25.84%
$0.15-0.20..................        2.23%
$0.20-0.25..................        1.98%
$0.25-0.50..................        3.46%
Greater than $0.50..........       38.43%
                                  ------
    Total: .................      100.00%



Source: The NASDAQ Stock Market

     The price range of Shares of the BLDRS Developed Markets 100 ADR Index Fund for the 2004 calendar year was from $49.99 to $70.00 and is based on high and low prices for the day.

Daily Percentage Price Ranges: Frequency Distribution for BNY Developed Markets
         100 ADR Index and BLDRS Developed Markets 100 ADR Index Fund
                (From January 1, 2004 through December 31, 2004)



                                           Daily Percentage Price Ranges
                               ------------------------------------------------------
                                 BNY Developed Markets       BLDRS Developed Markets
                                     100 ADR Index             100 ADR Index Fund
                               --------------------------   -------------------------
Range                           Frequency     % of Total     Frequency     % of Total
----------------------------   -----------   ------------   -----------   -----------
0 to 1.00% .................       149           59.13%         199           78.97%
1.01 to 1.50% ..............        62           24.60%          23            9.13%
1.51 to 2.00% ..............        32           12.70%           5            1.98%
2.01 to 2.50% ..............         7            2.78%           3            1.19%
2.51 to 3.00% ..............         1            0.40%           2            0.79%
3.01 to 3.50% ..............         1            0.40%           5            1.98%
3.51 to 4.00% ..............         0            0.00%           1            0.40%
4.01 to 5.00% ..............         0            0.00%           3            1.19%
Greater than 5.00% .........         0            0.00%          11            4.37%
                                   ---          ------          ---          ------
    Total ..................       252          100.00%         252          100.00%



Source: Factset Research Systems Inc.

                    High and Low Prices versus Closing Value
      Frequency Distribution for BNY Developed Markets 100 ADR Index and
                   BLDRS Developed Markets 100 ADR Index Fund
                (From January 1, 2004 through December 31, 2004)



                                         BNY Developed Markets                         BLDRS Developed Markets
                                             100 ADR Index                               100 ADR Index Fund
                             --------------------------------------------- -----------------------------------------------
                                 Intraday High           Intraday Low           Intraday High           Intraday Low
                                  Value Above            Value Below             Value Above             Value Below
                                 Closing Value          Closing Value           Closing Value           Closing Value
                             ---------------------- ---------------------- ----------------------- -----------------------
                                            % of                   % of                    % of                    % of
Range                         Frequency     Total    Frequency     Total    Frequency     Total     Frequency     Total
---------------------------- ----------- ---------- ----------- ---------- ----------- ----------- ----------- -----------
Equal to NAV ...............       5       1.98%          5       1.98%        115      45.63%          75      29.76%
0.01 to 1.00% ..............     214      84.92%        206      81.75%        106      42.06%         160      63.49%
1.01 to 1.50% ..............      20       7.94%         27      10.71%         13       5.16%           8       3.17%
1.51 to 2.00% ..............       8       3.17%         13       5.16%          3       1.19%           1       0.40%
2.01 to 2.50% ..............       4       1.59%          1       0.40%          1       0.40%           1       0.40%
2.51 to 3.00% ..............       1       0.40%          0       0.00%          2       0.79%           0       0.00%
3.01 to 3.50% ..............       0       0.00%          0       0.00%          2       0.79%           3       1.19%
3.51 to 4.00% ..............       0       0.00%          0       0.00%          0       0.00%           0       0.00%
4.01 to 5.00% ..............       0       0.00%          0       0.00%          2       0.79%           1       0.40%
Greater than 5.00% .........       0       0.00%          0       0.00%          8       3.17%           3       1.19%
                                 ---     ------         ---     ------         ---     ------          ---     ------
   Total ...................     252     100.00%        252     100.00%        252     100.00%         252     100.00%



Source: Factset Research Systems Inc.

         CLOSING PRICES V. NET ASSET VALUE FREQUENCY DISTRIBUTION FOR
                    BLDRS EMERGING MARKETS 50 ADR INDEX FUND
                              AND NET ASSET VALUE
               (From January 1, 2004 through December 31, 2004)



                               Closing Price                Closing Price
                                 on NASDAQ                    on NASDAQ
                               Above Fund NAV              Below Fund NAV
                         --------------------------   -------------------------
Range                     Frequency     % of Total     Frequency     % of Total
----------------------   -----------   ------------   -----------   -----------
>0.00%-1.00% .........       162           96.43%          76           98.70%
>1.00%-2.00% .........         5            2.98%           1            1.30%
>2.00%-3.00% .........         1            0.60%           0            0.00%
                             ---          ------           --          ------
    Total ............       168          100.00%          77          100.00%



Source: The Bank of New York

              NET ASSET VALUE V. BNY EMERGING MARKETS 50 ADR INDEX
    (Monthly Closing Values From January 1, 2004 through December 31, 2004)



                                            BNY Emerging
                                NAV        Markets 50 ADR     Percentage
Month                       Equivalent       Index Value      Difference
------------------------   ------------   ----------------   -----------
January 2004 ...........       1104.97          1140.45         -3.111%
February 2004 ..........       1135.39          1171.65         -3.095%
March 2004 .............       1123.63          1159.33         -3.079%
April 2004 .............       1022.93          1053.04         -2.859%
May 2004 ...............       1037.68          1073.20         -3.309%
June 2004 ..............       1032.04          1066.43         -3.224%
July 2004 ..............        998.67          1031.76         -3.207%
August 2004 ............       1031.12          1064.80         -3.163%
September 2004 .........       1080.16          1115.05         -3.129%
October 2004 ...........       1117.65          1152.49         -3.023%
November 2004 ..........       1209.51          1247.59         -3.052%
December 2004 ..........       1254.57          1297.59         -3.315%



Source: The Bank of New York

NAV equivalent amounts in the above table reflect sales by the Trustee of Fund Securities to pay Fund fees and expenses in excess of dividends and other accrued income received by the Fund.

                CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR
                     BNY EMERGING MARKETS 50 ADR INDEX AND
                    BLDRS EMERGING MARKETS 50 ADR INDEX FUND



                                Cumulative Return(1)(2)              Average Annual Return(1)(2)
                         -------------------------------------- -------------------------------------
                             Fund        Fund     BNY Emerging      Fund        Fund     BNY Emerging
                          Net Asset    Closing     Markets 50    Net Asset    Closing     Markets 50
                            Value       Price       ADR Index      Value       Price      ADR Index
                         ----------- ----------- -------------- ----------- ----------- -------------
One Year ended
  12/31/04 .............     17.85%      14.46%       18.42%        17.85%      14.46%       18.42%
Since Trading
  Commenced(1) .........     84.39%      83.36%       86.22%        33.25%      32.90%       33.82%



-------------
(1) Trading on NASDAQ commenced November 13, 2002.

(2) The above calculation assumes the reinvestment price for the 12/17/04 income distribution is the 12/31/04 NAV. The actual reinvestment price is the 1/31/05 NAV which was not available at the time of the above calculation.

Source: The Bank of New York

              BID/ASKED SPREAD DISTRIBUTION FREQUENCY DISTRIBUTION
                   FOR BID/ASKED SPREAD OF THE BLDRS EMERGING
                           MARKETS 50 ADR INDEX FUND
               (From January 1, 2004 through December 31, 2004)



Range                           % of Total
----------------------------   -----------
Locked or Crossed ..........        0.00%
$0.01-0.05..................        1.68%
$0.06-0.10..................        6.61%
$0.10-0.15..................       23.04%
$0.15-0.20..................       20.90%
$0.20-0.25..................        3.85%
$0.25-0.50..................        7.80%
Greater than $0.50..........       36.12%
                                  ------
    Total: .................      100.00%



Source: The NASDAQ Stock Market

     The price range of Shares of the BLDRS Emerging Markets 50 ADR Index Fund for the 2004 calendar year was from $55.00 to $85.00 and is based on high and low prices for the day.

           Daily Percentage Price Ranges: Frequency Distribution for
BNY Emerging Markets 50 ADR Index and BLDRS Emerging Markets 50 ADR Index Fund
                (From January 1, 2004 through December 31, 2004)



                                      Daily Percentage Price Ranges
                             ------------------------------------------------
                                                      BLDRS Emerging Markets
                             BNY Emerging Markets 50            50
                                    ADR Index             ADR Index Fund
                             ------------------------ -----------------------
Range                         Frequency   % of Total   Frequency   % of Total
---------------------------- ----------- ------------ ----------- -----------
0 to 1.00% .................     102         40.48%       135         53.57%
1.01 to 1.50% ..............      72         28.57%        32         12.70%
1.51 to 2.00% ..............      36         14.29%        23          9.13%
2.01 to 2.50% ..............      17          6.75%        16          6.35%
2.51 to 3.00% ..............      13          5.16%        11          4.37%
3.01 to 3.50% ..............       3          1.19%         6          2.38%
3.51 to 4.00% ..............       7          2.78%         6          2.38%
4.01 to 5.00% ..............       2          0.79%        12          4.76%
Greater than 5.00% .........       0          0.00%        11          4.37%
                                 ---        ------        ---        ------
    Total ..................     252        100.00%       252        100.00%



Source: Factset Research Systems Inc.

                    High and Low Prices versus Closing Value
Frequency Distribution for BNY Emerging Markets 50 ADR Index and BLDRS Emerging
                           Markets 50 ADR Index Fund
                (From January 1, 2004 through December 31, 2004)



                                   BNY Emerging Markets 50 ADR Index          BLDRS Emerging Markets 50 ADR Index Fund
                             --------------------------------------------- -----------------------------------------------
                                 Intraday High           Intraday Low           Intraday High           Intraday Low
                                  Value Above            Value Below             Value Above             Value Below
                                 Closing Value          Closing Value           Closing Value           Closing Value
                             ---------------------- ---------------------- ----------------------- -----------------------
                                            % of                   % of                    % of                    % of
Range                         Frequency     Total    Frequency     Total    Frequency     Total     Frequency     Total
---------------------------- ----------- ---------- ----------- ---------- ----------- ----------- ----------- -----------
Equal to NAV ...............       5         1.98%        3         1.19%       65         25.79%       49         19.44%
0.01 to 1.00% ..............     189        75.00%      185        73.41%      117         46.43%      161         63.89%
1.01 to 1.50% ..............      23         9.13%       36        14.29%       25          9.92%       12          4.76%
1.51 to 2.00% ..............      19         7.54%       14         5.56%       13          5.16%       11          4.37%
2.01 to 2.50% ..............       6         2.38%        7         2.78%       10          3.97%        6          2.38%
2.51 to 3.00% ..............       3         1.19%        4         1.59%        5          1.98%        2          0.79%
3.01 to 3.50% ..............       4         1.59%        3         1.19%        3          1.19%        2          0.79%
3.51 to 4.00% ..............       2         0.79%        0         0.00%        2          0.79%        0          0.00%
4.01 to 5.00% ..............       1         0.40%        0         0.00%        9          3.57%        4          1.59%
Greater than 5.00% .........       0         0.00%        0         0.00%        3          1.19%        5          1.98%
                                 ---       ------       ---       ------       ---        ------       ---        ------
  Total ....................     252       100.00%      252       100.00%      252        100.00%      252        100.00%



Source: Factset Research Systems Inc.

         CLOSING PRICES V. NET ASSET VALUE FREQUENCY DISTRIBUTION FOR
              BLDRS EUROPE 100 ADR INDEX FUND AND NET ASSET VALUE
               (From January 1, 2004 through December 31, 2004)



                               Closing Price                Closing Price
                                 on NASDAQ                    on NASDAQ
                               Above Fund NAV              Below Fund NAV
                         --------------------------   -------------------------
Range                     Frequency     % of Total     Frequency     % of Total
----------------------   -----------   ------------   -----------   -----------
>0.00%-1.00% .........       119           100.00%         76           97.44%
>1.00%-2.00% .........         0             0.00%          1            1.28%
>2.00%-3.00% .........         0             0.00%          1            1.28%
                             ---           ------          --          ------
    Total ............       119           100.00%         78          100.00%



Source: The Bank of New York

                  NET ASSET VALUE V. BNY EUROPE 100 ADR INDEX
    (Monthly Closing Values From January 1, 2004 through December 31, 2004)



                                NAV         BNY Europe 100     Percentage
Month                       Equivalent     ADR Index Value     Difference
------------------------   ------------   -----------------   -----------
January 2004 ...........     910.12              909.37        0.0820%
February 2004 ..........     933.12              930.37        0.2961%
March 2004 .............     892.81              891.41        0.1568%
April 2004 .............     878.65              874.82        0.4377%
May 2004 ...............     885.05              885.09        -0.0049%
June 2004 ..............     897.59              897.05        0.0600%
July 2004 ..............     867.54              866.41        0.1298%
August 2004 ............     874.94              870.50        0.5105%
September 2004 .........     901.72              901.79        -0.0082%
October 2004 ...........     937.46              937.28        0.0191%
November 2004 ..........     998.82              995.91        0.2921%
December 2004 ..........   1,028.12            1,029.71        -0.1544%



Source: The Bank of New York

NAV equivalent amounts in the above table reflect sales by the Trustee of Fund Securities to pay Fund fees and expenses in excess of dividends and other accrued income received by the Fund.

 CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR BNY EUROPE 100 ADR INDEX AND
                        BLDRS EUROPE 100 ADR INDEX FUND



                                   Cumulative Return(1)(2)                  Average Annual Return(1)(2)
                           ----------------------------------------   ---------------------------------------
                               Fund          Fund       BNY Europe        Fund          Fund       BNY Europe
                            Net Asset      Closing        100 ADR      Net Asset      Closing       100 ADR
                              Value         Price          Index         Value         Price         Index
                           -----------   -----------   ------------   -----------   -----------   -----------
One Year ended
  12/31/04 .............       17.32%        17.28%        17.83%         17.32%        17.28%        17.83%
Since Trading
  Commenced(1) .........       61.52%        61.23%        63.55%         25.23%        25.12%        25.92%



-------------

(1) Trading on NASDAQ commenced November 13, 2002.

(2) The above calculation assumes the reinvestment price for the 12/17/04 income distribution is the 12/31/04 NAV. The actual reinvestment price is the 1/31/05 NAV which was not available at the time of the above calculation.

Source: The Bank of New York

                         BID/ASKED SPREAD DISTRIBUTION
                           FREQUENCY DISTRIBUTION FOR
            BID/ASKED SPREAD OF THE BLDRS EUROPE 100 ADR INDEX FUND
               (From January 1, 2004 through December 31, 2004)



Range                           % of Total
----------------------------   -----------
Locked or Crossed ..........        0.00%
$0.01-0.05..................        3.43%
$0.06-0.10..................       29.92%
$0.10-0.15..................       22.03%
$0.15-0.20..................        2.83%
$0.20-0.25..................        2.16%
$0.25-0.50..................        5.71%
Greater than $0.50..........       33.91%
                                  ------
    Total: .................      100.00%



Source: The NASDAQ Stock Market

     The price range of Shares of the BLDRS Europe 100 ADR Index Fund for the 2004 calendar year was from $56.35 to $70.00 and is based on high and low prices for the day.

           Daily Percentage Price Ranges: Frequency Distribution for
            BNY Europe 100 ADR Index and BLDRS Europe ADR Index Fund
                (From January 1, 2004 through December 31, 2004)



                                           Daily Percentage Price Ranges
                               ------------------------------------------------------
                                     BNY Europe 100             BLDRS Europe ADR
                                       ADR Index                   Index Fund
                               --------------------------   -------------------------
Range                           Frequency     % of Total     Frequency     % of Total
----------------------------   -----------   ------------   -----------   -----------
0 to 1.00% .................       142           56.35%         217           86.11%
1.01 to 1.50% ..............        66           26.19%          14            5.56%
1.51 to 2.00% ..............        34           13.49%           7            2.78%
2.01 to 2.50% ..............         9            3.57%           2            0.79%
2.51 to 3.00% ..............         1            0.40%           3            1.19%
3.01 to 3.50% ..............         0            0.00%           2            0.79%
3.51 to 4.00% ..............         0            0.00%           2            0.79%
4.01 to 5.00% ..............         0            0.00%           5            1.98%
Greater than 5.00% .........         0            0.00%           0            0.00%
                                   ---          ------          ---          ------
  Total ....................       252          100.00%         252          100.00%



Source: Factset Research Systems Inc.

                    High and Low Prices versus Closing Value
            Frequency Distribution for BNY Europe 100 ADR Index and
                           BLDRS Europe ADR Index Fund
                (From January 1, 2004 through December 31, 2004)



                                       BNY Europe 100 ADR Index                      BLDRS Europe ADR Index Fund
                             --------------------------------------------- -----------------------------------------------
                                 Intraday High           Intraday Low           Intraday High           Intraday Low
                                  Value Above            Value Below             Value Above             Value Below
                                 Closing Value          Closing Value           Closing Value           Closing Value
                             ---------------------- ---------------------- ----------------------- -----------------------
                                            % of                   % of                    % of                    % of
Range                         Frequency     Total    Frequency     Total    Frequency     Total     Frequency     Total
---------------------------- ----------- ---------- ----------- ---------- ----------- ----------- ----------- -----------
Equal to NAV ...............       4       1.59%          2       0.79%        100      39.68%          85      33.73%
0.01 to 1.00% ..............     216      85.71%        207      82.14%        127      50.40%         156      61.90%
1.01 to 1.50% ..............      15       5.95%         25       9.92%         14       5.56%           8       3.17%
1.51 to 2.00% ..............      11       4.37%         17       6.75%          2       0.79%           0       0.00%
2.01 to 2.50% ..............       6       2.38%          1       0.40%          1       0.40%           1       0.40%
2.51 to 3.00% ..............       0       0.00%          0       0.00%          1       0.40%           1       0.40%
3.01 to 3.50% ..............       0       0.00%          0       0.00%          1       0.40%           0       0.00%
3.51 to 4.00% ..............       0       0.00%          0       0.00%          0       0.00%           1       0.40%
4.01 to 5.00% ..............       0       0.00%          0       0.00%          3       1.19%           0       0.00%
Greater than 5.00% .........       0       0.00%          0       0.00%          3       1.19%           0       0.00%
                                 ---     ------         ---     ------         ---     ------          ---     ------
  Total ....................     252     100.00%        252     100.00%        252     100.00%         252     100.00%



Source: Factset Research Systems Inc.

                                CODE OF ETHICS

     Each Fund and the Sponsor has adopted a code of ethics under rule 17j-1 of the 1940 Act regarding personal securities transactions by employees. Subject to certain conditions and standards, the code permits employees to invest in Index Securities for their own accounts. The code is designed to prevent fraud, deception and misconduct against each Fund and to provide reasonable standards of conduct. The code can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The code of ethics is available on the EDGAR Database on the SEC's internet site at http://www.sec.gov, and a copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                 LEGAL OPINION

     Carter Ledyard & Milburn LLP, Two Wall Street, New York, New York 10005, is counsel to the Funds.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements as of September 30, 2004 in this Prospectus have been included in reliance upon the report of Ernst & Young LLP, independent auditors, given on the authority of the firm as the experts in auditing and accounting.


                            ADDITIONAL INFORMATION

     The Registration Statement, including this prospectus and the exhibits may be reviewed and copied at the SEC's Public Reference Room (450 Fifth Street, N.W., Washington, D.C. 20549) or on the EDGAR Database on the SEC's website (http://www.sec.gov). The exhibits include documents such as the Trust Agreement and Indenture, License Agreement, Distribution Agreement and Participant Agreement. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090. You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

     Shareholder inquiries may be directed to the Funds in writing c/o ALPS Distributors, Inc. at 1625 Broadway, Suite 2200, Denver, CO 80202.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER OF A FUND'S SHARES, AND, IF GIVEN OR MADE, THE INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE BLDRS INDEX FUNDS TRUST OR ANY FUND. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE OF SHARES WILL UNDER ANY CIRCUMSTANCE IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE AFTER THE DATE OF THIS PROSPECTUS.

                           GLOSSARY OF DEFINED TERMS


                                             Page
                                         -----------
"1933 Act" ...........................       88
"1940 Act" ...........................      iii
"Accumulation Period" ................       75
"Adjustment Day" .....................       84
"ADR" ................................        3
"AMEX"   .............................       80
"Authorized Participants"   ..........       75
"Balancing Amount" ...................       85
"Beneficial Owner" ...................      iii
"BLDRS" ..............................   Cover Page
"BLDRS Index Fund" ...................   Cover Page
"BLDRS Index Fund Trust" .............   Cover Page
"BNY ADR Composite Index"                     1
"BNY ADR Index" ......................   Cover Page
"Business Day" .......................       ii
"Cash Redemption Amount" .............       77
"Cash Component" .....................       75
"Clearing Process"   .................       75
"Code" ...............................        6
"Creation Unit" ......................   Cover Page
"Deposit Securities"   ...............       75
"Depositary" .........................       ii
"Depositary Receipts" ................        3
"Discretionary Termination
    Amount" ..........................       92
"Distributor" ........................       ii
"Dividend Equivalent
    Payment"   .......................       84
"Dividend Payment Dates"   ...........       ii
"Dow Jones" ..........................        1
"DTC" ................................       ii
"DTC Participant" ....................       75
"ERISA"   ............................       97
"Exchange Act"   .....................       90
"Fiscal Year" ........................       ii
"Fund Securities" ....................        4

                                             Page
                                         -----------
"Funds" ..............................   Cover Page
"GAAP" ...............................       104
"GDR" ................................        3
"Global Security" ....................       89
"Global Shares" ......................        3
"Index Security" .....................       iii
"Indirect Participants" ..............       90
"Initial Date of Deposit" ............       iv
"Licensor"   .........................       ii
"Misweighting Amount" ................       81
"Misweighting" .......................       81
"NASD" ...............................       iv
"NASDAQ" .............................   Cover Page
"NAV" ................................       ii
"NAV Amount" .........................       84
"NSCC" ...............................       iii
"NYSE" ...............................       79
"Participant Agreement"   ............       75
"Participating Party" ................       75
"PFIC" ...............................       95
"Portfolio Deposit" ..................       75
"Portfolio Deposit Amount" ...........       85
"Quarterly Review" ...................      103
"Record Dates" .......................       ii
"Redemption Payment" .................       77
"Redemption Securities" ..............       76
"Request Day" ........................       84
"SEC"   ..............................       24
"Shares" .............................   Cover Page
"Sponsor" ............................       ii
"Transaction Fee" ....................       79
"Trust" ..............................   Cover Page
"Trust Agreement and
    Indenture" .......................       ii
"Trustee" ............................       ii
"Valuation Time"   ...................       ii
"Weighting Analysis"   ...............       81



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BLDRS INDEX FUNDS TRUST
     BLDRS ASIA 50 ADR INDEX FUND
     BLDRS DEVELOPED MARKETS 100 ADR INDEX FUND
     BLDRS EMERGING MARKETS 50 ADR INDEX FUND
     BLDRS EUROPE 100 ADR INDEX FUND


SPONSOR:
NASDAQ GLOBAL FUNDS, INC. (FORMERLY KNOWN AS
NASDAQ FINANCIAL PRODUCTS SERVICES, INC.)


--------------------------------------------------------------------------------
This Prospectus does not include all of the information with respect to the BLDRS Index Funds Trust set forth in its Registration Statement filed with the SEC in Washington, D.C. under the:

     Securities Act of 1933 (File No. 333-84788) and
     Investment Company Act of 1940 (File No. 811-21057)

To obtain copies from the SEC at prescribed rates:
Write: Public Reference Section of the SEC
       450 Fifth Street, N.W., Washington, D.C. 20549-6009
Call:  1-800-SEC-0330
Visit: http://www.sec.gov

--------------------------------------------------------------------------------
No person is authorized to give any information or make any representation about the BLDRS Index Funds Trust not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

--------------------------------------------------------------------------------

Nasdaq Global Funds, Inc. (formerly known as Nasdaq Financial Products Services, Inc.) has filed a registration statement on Form S-6 and Form N-8B-2 with the SEC covering the Shares and the BLDRS Index Funds Trust. While this prospectus is a part of the registration statement on Form S-6, it does not contain all the exhibits filed as part of the registration statement on Form S-6. You should consider reviewing the full text of those exhibits.


--------------------------------------------------------------------------------

Prospectus Dated January 28, 2005